Exhibit 10.3

TWELFTH AMENDMENT

THIS TWELFTH AMENDMENT, dated as of December 29, 2022 (this “Amendment”), is among DIEBOLD NIXDORF, INCORPORATED (f/k/a Diebold, Incorporated), an Ohio corporation (the “Company”), JPMORGAN CHASE BANK, N.A., a national banking association, as administrative agent (in such capacity, the “Administrative Agent”), the other Subsidiary Borrowers party hereto and the Lenders party hereto, and amends that certain Credit Agreement, dated as of November 23, 2015 (as amended by that certain Replacement Facilities Effective Date Amendment, dated as of December 23, 2015, that Second Amendment, dated as of May 6, 2016, that Third Amendment, dated as of August 16, 2016, that Fourth Amendment, dated as of February 14, 2017, that Incremental Amendment, dated as of May 9, 2017, that Fifth Amendment, dated as of April 17, 2018, that Sixth Amendment and Incremental Amendment, dated as of August 30, 2018, that Seventh Amendment, dated as of August 7, 2019, that Eighth Amendment, dated as of February 27, 2020, that Ninth Amendment, dated as of July 20, 2020, that Tenth Amendment, dated as of November 6, 2020, that Eleventh Amendment, dated as of March 11, 2022, and that Limited Waiver related thereto, dated as of October 31, 2022, the “Existing Credit Agreement”, and as amended by this Amendment and as further amended, restated, modified or supplemented from time to time, the “Credit Agreement”). Capitalized terms used but not defined herein shall have the respective meanings ascribed thereto in the Existing Credit Agreement.

WHEREAS, the Company desires to conduct an exchange offer pursuant to Section 13.1(b)(iii) of the Credit Agreement and offer to (i) each of the Dollar Term B Lenders holding Dollar Term B Loans (each, in such capacity, an “Existing Dollar Term B Loan Lender”) the right to exchange all (but not less than all) of its Dollar Term B Loans for the same principal amount of New Dollar Term Loans referenced and defined in the related notice of such offer (the “Offer Notice”) and the amount of the Transaction Premium (as defined below) that is added to the principal amount of such New Dollar Term Loans and
(ii) each of the Euro Term B Lenders holding Euro Term B Loans (each, in such capacity, an “Existing Euro Term B Loan Lender”) the right to exchange all (but not less than all) of its Euro Term B Loans for either (x) the same principal amount of New Euro Term Loans or (y) New Dollar Term Loans in an amount specified in the Offer Notice, in each case referenced in the related Offer Notice and the amount of the Transaction Premium (as defined below) that is added to the principal amount of such New Dollar Term Loans or New Euro Term Loans, as applicable (collectively, clauses (i) and (ii), the “Specified Exchange Offer” and the exchanges of such Loans pursuant to the Specified Exchange Offer, the “Exchange”).

WHEREAS, (i) each Existing Dollar Term B Loan Lender that executes and delivers a signature page to the “Lender Consent (Dollar Term B Loans)” in the form attached hereto as Annex I-A agrees to the terms and conditions of this Amendment, the Specified Exchange Offer and the Exchange (each such Lender, in such capacity, a “Consenting Dollar Term B Loan Lender” and collectively, the “Consenting Dollar Term B Loan Lenders”) and (ii) each Existing Euro Term B Loan Lender that executes and delivers a signature page to the “Lender Consent (Euro Term B Loans)” in the form attached hereto as Annex I-B (each of the “Lender Consent (Euro Term B Loans)” and “Lender Consent (Dollar Term B Loans)”, a “Lender Consent”) agrees to the terms and conditions of this Amendment, the Specified Exchange Offer and the Exchange (each such Lender, in such capacity, a “Consenting Euro Term B Loan Lender” and collectively, the “Consenting Euro Term B Loan Lenders”, and the Consenting Dollar Term B Loan Lenders and the Consenting Euro Term B Loan Lenders, collectively, the “Consenting Lenders”);

WHEREAS, the Company, the other Loan Parties, the Administrative Agent and the Lenders party hereto, including the Consenting Lenders, which collectively constitute the Required Lenders (and more than a majority of the aggregate amount of extensions of credit under each Class of Term Loans), have agreed to waive and amend certain provisions of the Existing Credit Agreement as provided herein.

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NOW, THEREFORE, in consideration of the premises and the agreement, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1. Amendments, Waivers and Consents to the Existing Credit Agreement.

(a)Section 1.1 of the Credit Agreement is hereby amended by adding the following new defined terms in their proper alphabetical order:

“ABL Priority Collateral” means any “ABL Priority Collateral” as defined from time to time in the New ABL Intercreditor Agreement.

“New ABL Intercreditor Agreement” means that certain Intercreditor Agreement, dated as of the Twelfth Amendment Effective Date, by and among, inter alios, JPMorgan Chase Bank, N.A., GLAS Americas LLC, GLAS USA LLC, U.S. Bank National Association and each additional agent from time to time party thereto, and acknowledged by the grantors from time to time party thereto, as may be amended, restated, supplemented or replaced, in whole or in part, from time to time.

“Specified Intercompany Claims” means, collectively, (i) that certain intercompany claim owed by Diebold Nixdorf Holding Germany GmbH to the Company (the amount of which, as of the Twelfth Amendment Effective Date, is approximately €656,000,000) and (ii) that certain intercompany claim owed by Diebold Nixdorf Holding Germany GmbH to Diebold Nixdorf Dutch Holding B.V. (the amount of which, as of the Twelfth Amendment Effective Date, is approximately €343,000,000).

“Transaction Premium” has the meaning assigned to such term in the Twelfth Amendment.

“Twelfth Amendment” means the Twelfth Amendment dated as of December 29, 2022 among the Company, the Subsidiary Borrowers party thereto, the Guarantors party thereto, the Lenders and other parties thereto and the Administrative Agent.

“Twelfth Amendment Effective Date” means December 29, 2022.

(b)The definition of “Excluded Assets” in Section 1.1 of the Credit Agreement is hereby amended and restated to read in its entirety as follows (with the deletions of the stricken text (if any) indicated in the same manner as the following example: ~~stricken text~~ and with the insertions of additional text (if any) indicated in the same manner as the following example: bold and italics text):

“Excluded Assets” means, except to the extent added as Collateral pursuant to the definition of “Covenant Reset Trigger”, (i) any fee-owned real property located outside the United States, (ii) any fee-owned real property located in the United States having a fair market value equal to or less than $10 million, (iii) leasehold interests (it being understood that there shall be no requirement to obtain leasehold mortgages/deeds of trusts, landlord waivers, estoppels, collateral access letters or similar third-party agreements or consents), motor vehicles, aircraft and other assets subject to certificates of title, (iv) those assets over which the granting of security interests in such assets would be prohibited by applicable law or regulation (in each case, after giving effect to the applicable anti-assignment provisions of the UCC), or to the extent that such security interests would result in material adverse tax consequences to the Company and its Restricted Subsidiaries, taken as a whole, as reasonably determined in good faith by the Company, (v) those assets as to which the Administrative Agent and the Company reasonably determine that the costs

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of obtaining a security interest in such assets or perfection thereof, including, without limitation, the cost of title insurance, surveys or flood insurance (if necessary) are excessive in relation to the benefit to the Lenders of the security to be afforded thereby, (vi) any Intellectual Property Collateral (as defined in the Security Agreement)~~intent-to-use trademark application prior to the filing of a “Statement of Use” or “Amendment to Allege Use” with respect thereto~~, (vii) to the extent requiring the consent of one or more third parties or prohibited by (including by triggering a change of control provision or, repurchase obligation under) the terms of any applicable organizational documents, joint venture agreement or shareholders’ agreement (in each case after taking commercially reasonable efforts to obtain such consent or have such prohibition waived to the extent such actions are reasonably requested by the Administrative Agent), equity interests in any person other than Wholly Owned Subsidiaries, (viii) margin stock, (ix) letter of credit rights, chattel paper, promissory notes (other than intercompany notes (it being understood and agreed that Company and its Subsidiaries may deliver a global intercompany note and allonge in lieu of taking any creation, perfection, priority or other actions with respect to any individual intercompany notes)) and commercial tort claims below a threshold to be mutually and reasonably agreed (except to the extent perfection can be achieved by the filing of a UCC financing statement in the state of the Company or such Guarantor’s state of organization, (x) any governmental licenses or state or local franchises, charters and authorizations to the extent security interest is prohibited thereby (after giving effect to the applicable anti-assignment provisions of the UCC and excluding the proceeds and receivables thereof), (xi) any lease, license or other agreement or any property subject to a purchase money security interest, capital lease obligation or similar arrangement to the extent that a grant of a security interest therein would violate or invalidate such lease, license or agreement or purchase money, capital lease or similar arrangement or create a right of termination in favor of any other party thereto (other than the Company or a Subsidiary) after giving effect to the applicable anti-assignment provisions of the UCC), other than proceeds and receivables thereof, the assignment of which is expressly deemed effective under the UCC notwithstanding such prohibition, ~~and~~ (xii) any voting Capital Stock issued by any Excluded Subsidiary (as defined in clauses (i) through (iv) of the definition thereof) in excess of 65% of the total voting Capital Stock issued by such Excluded Subsidiary, (xiii) the ABL Priority Collateral, (xiv) any assets of Diebold Nixdorf Global Holdings B.V., (xv) any assets transferred, directly or indirectly, from a Foreign Subsidiary organized in Germany, Canada, Belgium, France, England and Wales, Sweden, Spain, Poland, Italy or the Netherlands or direct or indirect subsidiary of any such Foreign Subsidiary to any Loan Party on or after the Twelfth Amendment Effective Date and any proceeds or replacements of any such transferred assets, (xvi) the Specified Intercompany Claims and (xv) any asset or property of a Foreign Loan Party.

(c)The text of Section 2.6.5 of the Existing Credit Agreement is hereby amended and restated to read in its entirety as “[Reserved]” and each reference to any such section in the Existing Credit Agreement is hereby deleted.

(d)The text of Sections 2.18(c), 6.1, 6.3, 6.4, 6.5, 6.6, 6.7, 6.8, 6.9, 6.10, 6.12, 6.13, 6.14, 6.15,
6.16, 6.17, 6.18, 6.19, 6.20, 6.21, 6.24, 6.25, 6.26, 6.27, 6.28, 6.29, 6.30 and 6.31 of the
Existing Credit Agreement is hereby amended and restated to read in its entirety as
“[Reserved]” and each reference to any such section in the Existing Credit Agreement is hereby deleted.

(e)The text of Section 7.3 of the Existing Credit Agreement is hereby amended and restated as follows (with the deletions of the stricken text (if any) indicated in the same manner as the following example: ~~stricken text~~ and with the insertions of additional text (if any) indicated in the same manner as the following example: bold and italics text):

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“Subject to Section 17.5, the breach by any Loan Party of any of the terms or provisions in Sections 6.2, ~~6.3, 6.12, 6.13, 6.14, 6.15, 6.16, 6.17, 6.18, 6.19, 6.20, 6.21,~~ 6.22, and/or 6.23,
~~6.24, 6.25, 6.26, 6.27, 6.28, 6.29, 6.31 and/or 10.4(b)~~; provided that the breach of the terms or provisions in Sections 6.22 and/or 6.23 (a “Financial Covenant Default”) shall not constitute a Default with respect to any Loans or Commitments hereunder, other than the Revolving Credit Loans, Term A Loans, Revolving Credit Commitments and Term A Commitments and, solely if the Covenant Holiday Period has ended, the Term A-1 Loans and Term A-1 Commitments, until the date on which the Revolving Credit Loans and Term A Loans (if any) have been accelerated, and the Revolving Credit Commitments and Term A Commitments (if any) have been terminated and, solely if the Covenant Holiday Period has ended, the Term A-1 Loans (if any) have been accelerated and the Term A-1 Commitments (if any) have been terminated, in each case, by (i) if during the Covenant Holiday Period, the Required TLA/RC Lenders or (b) if the Covenant Holiday Period has ended, the Required Pro Rata/TLA- 1 Lenders; provided, further, that, in any event, after the termination of the Revolving Credit Commitments, a Financial Covenant Default shall not constitute a Default.”

(f)The text of each of the Sections 7.5, 7.8, 7.9, 7.10, 7.11 and 7.12 of the Existing Credit Agreement is hereby amended and restated to read in its entirety as “[Reserved]”.

(g)A new Section 7.15 shall be added and shall read “Notwithstanding anything to the contrary herein, upon the cure or remedy of any Default described in this Article VII, including payment of any amounts owing, such Default shall be deemed to no longer exist and to have never have existed under this Agreement.”

(h)The text of Article XI of the Existing Credit Agreement is hereby amended and restated to read in its entirety as set forth on Annex III.

(i)The text of Section 12.2 of the Existing Credit Agreement is hereby amended and restated as follows (with the deletions of the stricken text (if any) indicated in the same manner as the following example: ~~stricken text~~ and with the insertions of additional text (if any) indicated in the same manner as the following example: bold and italics text):

“If any Lender, whether by setoff or otherwise, has payment made to it upon its Obligations owing from a Borrower (other than payments received pursuant to Section 3.2, 3.3, 3.4, 10.6, 13.1(b)(iii) (solely with respect to Term B Loans and solely if any payment is offered to each Term B Lender on substantially the same terms) or as otherwise expressly set forth in this Agreement (including payment of premium resulting from a forced assignment of Term A-1 Loans pursuant to Section 3.5)) in a greater proportion than that received by any other Lender on its Obligations owing from such Borrower, such Lender agrees, promptly upon demand, to purchase a portion of the Advances to such Borrower held by the other Lenders so that after such purchase each Lender will hold its ratable proportion of Advances to such Borrower. If any Lender, whether in connection with setoff or amounts which might be subject to setoff or otherwise, receives any protection for its Obligations or such amounts which may be subject to setoff from or with respect to any Borrower, such Lender agrees, promptly upon demand, to take such action necessary such that all Lenders share in the benefits of such protection ratably in proportion to their Obligations owing by such Borrower; provided, however, that no amount received from or with respect to any Borrower shall be applied to any Excluded Swap Obligation of such Borrower. In case any such

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payment is disturbed by legal process, or otherwise, appropriate further adjustments shall be made.”

(j)The text of section 13.1(b)(i)(A) of the Existing Credit Agreement is hereby amended and restated to read in its entirety as “the Company”.

(k)The text of Section 13.1(b)(iii) of the Existing Credit Agreement is hereby amended and restated as follows (with the deletions of the stricken text (if any) indicated in the same manner as the following example: ~~stricken text~~ and with the insertions of additional text (if any) indicated in the same manner as the following example: bold and italics text):

“Notwithstanding anything to the contrary herein, a Term Lender of any Class may assign all or any portion of its Term Loans hereunder to the Company or any of its Subsidiaries, either~~but only if~~ (a) ~~any such proposed purchase of Term Loans shall be made~~ pursuant to customary Dutch auction procedures open to all Term Lenders of such Class on a pro rata basis to terms to be agreed by the Administrative Agent (such agreement not to be unreasonably withheld, conditioned or delayed), or (b) solely with respect to Term B Loans, pursuant to privately negotiated purchases or exchanges (that need not, for the avoidance of doubt, be offered to all Term Lenders or otherwise be made on a pro rata basis), the consideration for which may consist of cash, loans, securities or any other consideration, and the price for which may be equal to, less than or more than the principal amount of the Term Loans so repurchased, it being understood that, without limitation, the
“Exchange” (as defined in the Twelfth Amendment) shall be permitted pursuant to this Section 13.1(b)(iii)~~no Default or Unmatured Default has occurred and is continuing at the time of such assignment, (c) no proceeds of the Revolving Credit Facility (or Existing Loan Agreement) are used to acquire such Term Loans and (d) such Term Loans are automatically and permanently cancelled immediately upon the effectiveness of such assignment and are thereafter no longer be outstanding for any purpose hereunder~~.”

(l)After giving effect to the Exchange, the outstanding principal amount of Dollar Term B Loans under the Credit Agreement (including for purposes of Section 2.2.3(a)) shall be reduced by the aggregate principal amount of the Dollar Term B Loans that are exchanged for New Dollar Term Loans pursuant to the Specified Exchange Offer.

(m)After giving effect to the Exchange, the outstanding principal amount of Euro Term B Loans under the Credit Agreement (including for purposes of Section 2.2.3(b)) shall be reduced by the aggregate principal amount of the Euro Term B Loans that are exchanged for New Euro Term Loans and New Dollar Term Loans pursuant to the Specified Exchange Offer.

(n)Exhibit G attached to this Agreement is hereby inserted in the Credit Agreement as Exhibit G thereto.

(o)Exhibit H attached to this Agreement is hereby inserted in the Credit Agreement as Exhibit H thereto.

(p)Exhibit I attached to this Agreement is hereby inserted in the Credit Agreement as Exhibit I thereto.

(q)The Administrative Agent is hereby irrevocably authorized and directed to (i) execute and deliver the agreements substantially in the form of Exhibit G and Exhibit H hereto, (ii) enter into an agreement to terminate that certain First Lien Priority Intercreditor Agreement, dated

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as of July 20, 2020, among, inter alios, Diebold Nixdorf, Incorporated, Diebold Nixdorf Dutch Holdings B.V. Diebold Self-Service Solutions S.AR.L, JPMorgan Chase Bank, N.A.,
U.S. Bank National Association and U.S. Bank Trustees Limited and (iii) take such further actions, including but not limited to executing any further documents, instruments, certificates or releases, delivering any collateral, making any filings or recordings, updating the loan register and taking any similar or related administrative actions, effecting any payments, or taking any other actions in its capacity as Administrative Agent, in each case, as it determines, to facilitate or effect to this Amendment, the Exchange and the transactions contemplated hereby or thereby. Additionally, the Company certifies to the Administrative Agent that this Amendment is permitted pursuant to the terms of Section 8.2 of the Existing Credit Agreement. For the avoidance of doubt and without limiting the foregoing the Administrative Agent is hereby irrevocably authorized and directed to execute (and file or record if applicable or authorize the filing or recording of) the release documentation, UCC amendments or terminations, IP terminations and other filings substantially in the forms attached hereto as Exhibit I.

(r)All Revolving Credit Commitments (including any Issuer Sublimits) are hereby permanently terminated in full.

(s)With respect to any Term Loans that remain outstanding under the Credit Agreement after the Twelfth Amendment Effective Date, such Term Loans will have a single new initial Interest Period of 1 month for all such Term Loans denominated in dollars and a single new initial Interest Period of 1 month for all such Term Loans denominated in euro (or, in each case, in the event the Company timely provides notice to the Administrative Agent, such other length of a single Interest Period as permitted under the Existing Credit Agreement) commencing on the Twelfth Amendment Effective Date, with the Company deemed to have submitted any conversion notices required to effect the forgoing.

SECTION 2. REPRESENTATIONS.

(a)Each of the Company and the Subsidiary Borrowers (insofar as such representations and warranties relate to such Subsidiary Borrower) makes the representations and warranties in Article V of the Credit Agreement and confirms that such representations and warranties are true and correct as of the date hereof, except to the extent any such representation or warranty relates solely to an earlier date, in which case such representation or warranty shall be true and correct on and as of such earlier date.

(b)The Company represents and warrants that immediately before and after giving effect to this Amendment on the date hereof, (i) no Default or Unmatured Default has occurred and is continuing and (ii) the execution, delivery and performance of this Amendment have been duly authorized by all requisite corporate, limited liability company or partnership action, as applicable, on the part of each Loan Party; this Amendment has been duly executed and delivered by each Loan Party; and this Amendment constitutes a valid and binding agreement of each Loan Party, enforceable against each Loan Party in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by general equitable principles relating to enforceability (whether enforcement is sought by proceedings in equity or at law).

SECTION 3. TRANSACTION PREMIUM. The Company agrees to pay on the Twelfth Amendment Effective Date to each Consenting Dollar Term B Loan Lender and Consenting Euro Term B Loan Lender a consent fee equal to 3.00% of the aggregate principal amount of such Consenting Dollar Term B

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Loan Lender’s or Consenting Euro Term B Loan Lender’s New Dollar Term Loans or New Euro Term Loans, as applicable, that are exchanged for Dollar Term B Loans or Euro Term B Loans, as applicable, in connection with the Exchange (such fee, the “Transaction Premium”). Such Transaction Premium will be fully due and payable and earned on the Twelfth Amendment Effective Date in the form of additional aggregate principal amount of New Dollar Term Loans, in the case of Term B Loans exchanged for New Dollar Loans, or additional aggregate principal amount of New Euro Term Loans, in the case of Euro Term B Loans exchanged for New Euro Term Loans, on the Twelfth Amendment Effective Date.

SECTION 4. CONDITIONS TO EFFECTIVENESS.

The effectiveness of the amendments, waivers and consents set forth in Section 1 of this Amendment and of the other provisions of this Amendment are subject to the substantially simultaneous satisfaction of each of the following conditions (the date such conditions are satisfied, the “Twelfth Amendment Effective Date”):

(a)(i) this Amendment is duly executed and delivered by the Borrowers, the Administrative Agent and Consenting Lenders constituting Required Lenders and (ii) at least 95% (or a different amount mutually agreed by the Company and the Majority Consenting Parties (as defined in the TSA)) of all Term B Lenders shall have executed a Lender Consent (Dollar Term B Loans) in the form attached hereto as Annex I-A or Lender Consent (Dollar Term B Loans) in the form attached hereto as Annex I-B, as applicable;

(b)the Administrative Agent, the Majority Ad Hoc Parties (as defined in the TSA) and the Majority Term Loan Parties (as defined in the TSA) shall have received evidence reasonably satisfactory to it that substantially concurrently with the Twelfth Amendment Effective Date, the “Transactions” (as defined in that certain Transaction Support Agreement, dated as of October 20, 2022 (as amended by that certain First Amendment thereto, dated as of November 28, 2022) (the “TSA”), by and among the Company, the other Company Parties (as defined therein) and the Consenting Parties (as defined therein)) that are required by the TSA to occur on the Twelfth Amendment Effective Date will be consummated in accordance with the terms of the TSA;

(c)the Administrative Agent, the Majority Ad Hoc Parties (as defined in the TSA) and the Majority Term Loan Parties (as defined in the TSA) shall have received evidence reasonably satisfactory to them that substantially concurrently with the Twelfth Amendment Effective Date, any required prepayment in cash of the New Dollar Term Loans and New Euro Term Loans as required pursuant to the terms of the TSA will occur;

(d)the Administrative Agent shall have received a certificate, dated the Twelfth Amendment Effective Date and signed by a responsible officer of the Company, confirming the matters specified in Section 2(b) hereof and clause (e) below;

(e)the representations and warranties set forth in Article V of the Existing Credit Agreement and in the other Loan Documents shall be true and correct in all material respects on and as of the Twelfth Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date; provided that, in each case, such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof;

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(f)the Administrative Agent shall have received, for the account of the applicable Person, (a) any fees owing from the Company in respect of this Amendment, as separately agreed in writing by the Company, and (b) reimbursement or payment of all the Administrative Agent’s reasonable out‑of‑pocket expenses (including reasonable fees, charges and disbursements of counsel) incurred in connection with this Amendment, required to be reimbursed or paid by any Loan Party hereunder or under any other Loan Document, and invoiced to the Company at least two Business Days prior to the date hereof; and

(g)the Administrative Agent shall have received evidence reasonably satisfactory to it that, substantially concurrently with the Twelfth Amendment Effective Date, (x) all outstanding Revolving Credit Loans and Swing Line Loans (and accrued and unpaid interest thereon and any accrued commitment fees in respect of any Revolving Credit Commitments) will be repaid in full and (y) all Facility Letters of Credit will be returned, cash collateralized, replaced or rolled in a manner satisfactory to the Administrative Agent and each issuer thereof (and any accrued letter of credit or issuing fees thereon will be paid).

SECTION 5. MISCELLANEOUS.

(a)On and after the date hereof, references in the Credit Agreement or in any other Loan Document to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby and as further amended, restated, modified or supplemented from time to time. This Amendment shall constitute a Loan Document.

(b)Except as expressly amended hereby, each of the Borrowers agrees that the Credit Agreement and the other Loan Documents are ratified and confirmed and shall remain in full force and effect in accordance with their terms and that they are not aware of any set off, counterclaim, defense or other claim or dispute with respect to any of the foregoing. Except as expressly set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. Nothing herein shall be deemed to entitle any Borrower to any future consent to, or waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall not constitute a novation of any Obligations.

(c)This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment and/or any other Loan Document shall be deemed to include an executed counterpart of a signature page of this Amendment by telecopy or electronic mail message (an “Electronic Signature”), deliveries or the keeping of records in any electronic form (including deliveries by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be; provided that nothing herein shall require the Administrative Agent to accept Electronic Signatures in any form or format without its prior written consent and pursuant to procedures approved by it; provided, further, without limiting the foregoing, (i) to the extent the Administrative Agent has agreed to accept any Electronic Signature, the Administrative Agent and each of the

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Lenders shall be entitled to rely on such Electronic Signature purportedly given by or on behalf of a Borrower or any other Loan Party without further verification thereof and without any obligation to review the appearance or form of any such Electronic Signature and (ii) upon the request of the Administrative Agent or any Lender, any Electronic Signature shall be promptly followed by a manually executed counterpart.

(d)This Amendment shall be construed in accordance with and governed by the law of the State of New York.

(e)Any provision in this Amendment that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of this Amendment are declared to be severable.

(f)The Consenting Lenders (constituting the Required Lenders) and the Loan Parties hereby acknowledge and agree to the exchange mechanics set forth on Annex II hereto and direct the Administrative Agent and JPMorgan Chase Bank, N.A. (in its capacity as administrative agent under the New Credit Agreement (as defined in Annex II hereto)), as applicable, to implement such mechanics.

[SIGNATURE PAGES FOLLOW]

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In WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers and general partners thereunto duly authorized, as of the date first written above.

DIEBOLD NIXDORF, INCORPORATED
By	/s/ Jeffrey Rutherford
	Name:	Jeffrey Rutherford
	Title:	Executive Vice President and Chief Financial Officer

DIEBOLD SELF-SERVICE SOLUTIONS S.A R.L.
By	/s/ James Barna
	Name:	James Barna
	Title:	Manager

[Signature Page to Twelfth Amendment]

JPMORGAN CHASE BANK, N.A., as Administrative Agent
By	/s/ Christine Lathrop
	Name:	Christine Lathrop
	Title:	Executive Director

[Signature Page to Twelfth Amendment]

[Lenders’ signature pages on file with the Company]

EXHIBIT G [FORM OF] FIRST LIEN PARI PASSU INTERCREDITOR AGREEMENT

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FIRST LIEN PARI PASSU INTERCREDITOR AGREEMENT

among

DIEBOLD NIXDORF, INCORPORATED,
the other Grantors party hereto, GLAS USA LLC,
as Administrative Agent for the Superpriority Secured Parties and as an Authorized Representative,

GLAS Americas LLC,
as Collateral Agent for the Superpriority Secured Parties and as an Authorized Representative,

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent for the 2025 Credit Agreement Secured Parties and as an Authorized Representative,

GLAS Americas LLC,
as Collateral Agent for the 2025 Credit Agreement Secured Parties and as an Authorized Representative,

U.S. Bank Trust Company, National Association,
as Trustee for the 2025 U.S. Notes Secured Parties and as an Authorized Representative,

GLAS Americas LLC,
as Collateral Agent for the 2025 U.S. Notes Secured Parties and as an Authorized Representative,

U.S. Bank Trust Company, National Association,
as Trustee for the 2025 E.U. Notes Secured Parties and as an Authorized Representative,

GLAS Americas LLC,
as Collateral Agent for the 2025 E.U. Notes Secured Parties and as an Authorized Representative,

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent for the 2023 Credit Agreement Secured Parties and as an Authorized Representative,

and

each additional Authorized Representative from time to time party hereto dated as of December 29, 2022

FIRST LIEN PARI PASSU INTERCREDITOR AGREEMENT, dated as of December 29,
2022 (as amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time, this “Agreement”), among:

(i)GLAS USA LLC, as administrative agent under the Superpriority Credit Agreement (as defined below) (in such capacity and together with its successors in such capacity, and as more specifically defined below, the “Superpriority Credit Agreement Administrative Agent”),

(ii)GLAS Americas LLC, as collateral agent under the Superpriority Credit Agreement (as defined below) (in such capacity and together with its successors in such capacity, and as more specifically defined below, the “Superpriority Credit Agreement Collateral Agent”),

(iii)JPMorgan Chase Bank, N.A., as administrative agent under the 2025 Credit Agreement (as defined below) (in such capacity and together with its successors in such capacity, and as more specifically defined below, the “2025 Credit Agreement Administrative Agent”),

(iv)GLAS Americas LLC, as collateral agent under the 2025 Credit Agreement (as defined below) (in such capacity and together with its successors in such capacity, and as more specifically defined below, the “2025 Credit Agreement Collateral Agent”),

(v)U.S. Bank Trust Company, National Association, as trustee under the 2025 U.S. Notes Indenture (as defined below) (in such capacity and together with its successors in such capacity, and as more specifically defined below, the “2025 U.S. Notes Trustee”),

(vi)GLAS Americas LLC, as collateral agent under the 2025 U.S. Notes Indenture (as defined below) (in such capacity and together with its successors in such capacity, and as more specifically defined below, the “2025 U.S. Notes Collateral Agent”),

(vii)U.S. Bank Trust Company, National Association, as trustee under the 2025 E.U. Notes Indenture (as defined below) (in such capacity and together with its successors in such capacity, and as more specifically defined below, the “2025 E.U. Notes Trustee”),

(viii)GLAS Americas LLC, as collateral agent under the 2025 E.U. Notes Indenture (as defined below) (in such capacity and together with its successors in such capacity, and as more specifically defined below, the “2025 E.U. Notes Collateral Agent”),

(ix)JPMorgan Chase Bank, N.A., as administrative agent under the 2023 Credit Agreement (as defined below) (in such capacity and together with its successors in such capacity, and as more specifically defined below, the “2023 Credit Agreement Administrative Agent”),

(x)Each additional Authorized Representative from time to time party hereto for the other Additional First Lien Priority Secured Parties of the Series (as defined below) with respect to which it is acting in such capacity, and

(xi)Diebold Nixdorf, Incorporated, an Ohio corporation (the “Company”) and the other Grantors (as defined below) from time to time party hereto.

In consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I

Definitions

SECTION 1.01. Certain Defined Terms. Capitalized terms used but not otherwise defined herein have the meanings set forth in the Superpriority Credit Agreement or, if defined in the Uniform Commercial Code, the meanings specified therein. As used in this Agreement, the following terms have the meanings specified below:

“2023 Credit Agreement” means that certain credit agreement, dated as of November 23, 2015, by and among the Company, JPMorgan Chase Bank, N.A., as Administrative Agent, the Subsidiary Borrowers (as defined therein) and the other parties from time to time party thereto, as amended, restated, amended and restated, supplemented or otherwise modified or Refinanced from time to time.

“2023 Credit Agreement Agent” shall mean the 2023 Credit Agreement Administrative Agent, and shall include any successor administrative agent and collateral agent as provided in the 2023 Credit Agreement.

“2023 Credit Agreement Administrative Agent” has the meaning assigned to such term in the preamble of this Agreement and shall include any successor administrative agent as provided in the 2023 Credit Agreement.

“2023 Credit Agreement Collateral” means Collateral (as defined in the 2023 Credit Agreement Security Agreement), excluding, for the avoidance of doubt, any Excluded Assets (as defined in the 2023 Credit Agreement), with respect to which a Lien is granted pursuant to the 2023 Credit Agreement Security Agreement as security for any 2023 Credit Agreement Obligations, which Lien is, at any time of determination, a valid and perfected Lien that has not been avoided, disallowed, set aside, invalidated, or subordinated pursuant to Chapter 5 of the Bankruptcy Code or any similar Bankruptcy Law.

“2023 Credit Agreement Obligations” means all Obligations (as defined in the 2023 Credit Agreement).

“2023 Credit Agreement Security Agreement” means that certain Security Agreement, dated as of August 12, 2016, by and among the Company, the Subsidiary Pledgors (as defined therein) party thereto and JPMorgan Chase Bank, N.A., as administrative agent, as amended, restated, amended and restated, supplemented or otherwise modified from time to time.

“2023 Credit Agreement Secured Parties” means the holders of Obligations under the 2023 Credit Agreement, in such capacity, and the 2023 Credit Agreement Agent.

“2025 Credit Agreement” means that certain credit agreement, dated as of the date hereof, by and among the Company, the 2025 Credit Agreement Representative and the other parties thereto, as amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time.

“2025 Credit Agreement Administrative Agent” has the meaning assigned to such term in the preamble of this Agreement and shall include any successor administrative agent as provided in the 2025 Credit Agreement.

“2025 Credit Agreement Agent” shall mean (i) the 2025 Credit Agreement Administrative Agent and (ii) the 2025 Credit Agreement Collateral Agent, as applicable, and shall include any successor administrative agent and collateral agent as provided in the 2025 Credit Agreement.

“2025 Credit Agreement Collateral Agent” has the meaning assigned to it in the preamble of this Agreement and shall include any successor collateral agent as provided in the 2025 Credit Agreement.

“2025 Credit Agreement Obligations” means all Obligations (as defined in the 2025 Credit Agreement).

“2025 Credit Agreement Secured Parties” means the holders of Obligations under the 2025 Credit Agreement, in such capacity, and the 2025 Credit Agreement Agent.

2025 E.U. Notes Collateral Agent has the meaning assigned to it in the preamble of this Agreement and shall include any successor collateral agent as provided in the 2025 E.U. Notes Indenture.

“2025 E.U. Notes Indenture” means that certain indenture, dated as of July 20, 2020, by and among the Company, Diebold Nixdorf Dutch Holding B.V., as the Dutch Issuer, the Guarantors (as defined therein) party thereto, the 2025 E.U. Notes Trustee, the 2025 E.U. Notes Collateral Agent and the other parties from time to time party thereto, as amended, supplemented or otherwise modified or Refinanced from time to time.

“2025 E.U. Notes Obligations” means all Obligations under and in respect of the 2025 E.U. Notes Indenture.

“2025 E.U. Notes Secured Parties” means the holders of Obligations arising under or in connection with the 2025 E.U. Notes Indenture, in such capacity, and the 2025 E.U. Notes Trustee.

“2025 E.U. Notes Trustee” has the meaning assigned to such term in the preamble of this Agreement and shall include any successor trustee as provided in the 2025 E.U. Notes Indenture.

“2025 U.S. Notes Collateral Agent” has the meaning assigned to it in the preamble of this Agreement and shall include any successor collateral agent as provided in the 2025 U.S. Notes Indenture.

“2025 U.S. Notes Indenture” means that certain indenture, dated as of July 20, 2020, by and among the Company, the Guarantors (as defined therein) party thereto, the 2025 U.S. Notes Trustee, the 2025 U.S. Notes Collateral Agent and the other parties from time to time party thereto, as supplemented by that certain First Supplemental Indenture dated as of the date hereof and as otherwise amended, restated, amended and restated, supplemented or otherwise modified or Refinanced from time to time.

“2025 U.S. Notes Obligations” means all Obligations under and in respect of the 2025 U.S. Notes Indenture.

“2025 U.S. Notes Secured Parties” means the holders of Obligations arising under or in connection with the 2025 U.S. Notes Indenture, in such capacity, and the 2025 U.S. Notes Trustee.

“2025 U.S. Notes Trustee” has the meaning assigned to such term in the preamble of this Agreement and shall include any successor trustee as provided in the 2025 U.S. Notes Indenture.

“2026 Notes Indenture” means that certain indenture, dated as of the date hereof, by and among the Company, the Subsidiary Guarantors (as defined therein) party thereto, U.S. Bank Trust Company, National Association, as trustee, GLAS Americas LLC, as collateral agent, and the other parties from time to time party thereto, as amended, supplemented or otherwise modified or Refinanced from time to time.

“ABL Intercreditor Agreement” means that certain Intercreditor Agreement, dated as of the date hereof, by and among JPMorgan Chase Bank, N.A., as administrative agent and collateral agent under the ABL credit agreement referenced therein, GLAS Americas LLC, as European collateral agent under the ABL credit agreement referenced therein, GLAS USA LLC, as administrative agent under the Superpriority Credit Agreement, GLAS Americas LLC, as collateral agent under the Superpriority Credit Agreement, JPMorgan Chase Bank, N.A., as administrative agent under the 2025 Credit Agreement, GLAS Americas LLC, as collateral agent under the 2025 Credit Agreement, U.S. Bank Trust Company, National Association, as trustee under the 2025 U.S. Notes Indenture, GLAS Americas LLC, as collateral agent under the 2025
U.S. Notes Indenture, U.S. Bank Trust Company, National Association, as trustee under the 2025
E.U. Notes Indenture, GLAS Americas LLC, as collateral agent under the 2025 E.U. Notes Indenture, JPMorgan Chase Bank, N.A., as administrative agent under the 2023 Credit Agreement,
U.S. Bank Trust Company, National Association, as trustee under the 2026 Notes Indenture, and GLAS Americas LLC, as collateral agent under the 2026 Notes Indenture, as amended, restated, amended and restated, supplemented or otherwise modified from time to time.

“Additional First Lien Debt” has the meaning assigned to such term in Section 5.15. “Additional First Lien Debt Parties” has the meaning assigned to such term in Section 5.15.
“Additional First Lien Debt Representative” has the meaning assigned to such term in Section 5.15.

“Additional First Lien Priority Documents” means, with respect to the Initial Additional First Lien Priority Obligations or any Series of Additional First Lien Debt, the notes, indentures, security documents and other operative agreements evidencing or governing such indebtedness and liens securing such indebtedness, including the Initial Additional First Lien Priority Documents and the Additional First Lien Priority Security Documents and each other agreement entered into for the purpose of securing the Initial Additional First Lien Priority Obligations or any Series of Additional First Lien Debt; provided that, in each case, the Indebtedness thereunder (other than the Initial Additional First Lien Priority Obligations) has been designated as Additional First Lien Priority Obligations pursuant to Section 5.15 hereto.

“Additional First Lien Priority Obligations” means all amounts owing pursuant to the terms of any Additional First Lien Priority Document (including the Initial Additional First Lien Priority Documents), including, without limitation, all amounts in respect of any principal, premium, interest (including any interest accruing subsequent to the commencement of an Insolvency or Liquidation Proceeding at the rate provided for in the respective Additional First Lien Priority Document, whether or not such interest is an allowed claim under any such proceeding or under applicable state, federal or foreign law), penalties, fees, expenses, indemnifications, reimbursements, damages and other liabilities, and guarantees of the foregoing amounts.

“Additional First Lien Priority Secured Party” means the holders of any Additional First Lien Priority Obligations and any Authorized Representative with respect thereto and shall include the Initial Additional First Lien Priority Secured Parties.

“Additional First Lien Priority Security Documents” means any collateral agreement, security agreement or any other document now existing or entered into after the date hereof that create Liens on any assets or properties of any Grantor to secure the Additional First Lien Priority Obligations (including each Initial Additional First Lien Priority Security Agreement).

“Agreement” has the meaning assigned to such term in the introductory paragraph of this Agreement.

“Authorized Representative” means, at any time, (i) in the case of any Superpriority Credit Agreement Obligations or the Superpriority Credit Agreement Secured Parties, the Superpriority Credit Agreement Agent, (ii) in the case of the Initial Additional First Lien Priority Obligations or the Initial Additional First Lien Priority Secured Parties, each of the Initial Additional Authorized Representatives for each such Series and (iii) in the case of any other Series of Additional First Lien Priority Obligations or Additional First Lien Priority Secured Parties that become subject to this Agreement after the date hereof, the administrative agent and collateral agent, as applicable, named as authorized representative for such Series in the applicable Joinder Agreement.

“Bankruptcy Code” means Title 11 of the United States Code, as amended, or any similar federal or state law for the relief of debtors.

“Bankruptcy Laws” means the Bankruptcy Code and any other liquidation, conservatorship, bankruptcy, administration, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar federal, state or foreign debtor relief laws of the United States or other applicable jurisdictions from time to time in effect.

“Business Day” means any day except a Saturday, Sunday or other day on which commercial banks in New York City, or where the registered office of the Superpriority Credit Agreement Agent or each of the Initial Additional Authorized Representatives is located, are authorized or required by law to close.

“Collateral” means all assets and properties subject to Liens created pursuant to any First Lien Priority Security Document to secure one or more Series of First Lien Priority Obligations.

“Collateral Agent” means (i) in the case of any Superpriority Credit Agreement Obligations, the Superpriority Credit Agreement Collateral Agent, (ii) in the case of any Series of Initial Additional First Lien Priority Obligations, the Initial Additional Collateral Agent for such Series of Initial Additional First Lien Priority Obligations and (iii) in the case of any other Series of Additional First Lien Priority Obligations, each other collateral agent in respect of such Series of Additional First Lien Priority Obligations named as Authorized Representative for such Series in the applicable Joinder Agreement.

“Company” has the meaning assigned to such term in the introductory paragraph of this Agreement.

“Controlling Agent” means (i) until the earlier of (x) the Discharge of Superpriority Credit Agreement Obligations and (y) the Non-Controlling Authorized Representative Enforcement Date, the Superpriority Credit Agreement Agent and (ii) from and after the earlier of (x) the Discharge of Superpriority Credit Agreement Obligations and (y) the Non-Controlling Authorized Representative Enforcement Date, the Major Non-Controlling Authorized Representative.

“Controlling Secured Parties” means, with respect to any Shared Collateral, (i) at any time when the Superpriority Credit Agreement Agent is the Controlling Agent, the Superpriority Credit Agreement Secured Parties and (ii) at any other time, the Series of First Lien Priority Secured Parties whose Authorized Representative is the Controlling Agent for such Shared Collateral.

“DIP Financing” has the meaning assigned to such term in Section 2.05(b).

“DIP Financing Liens” has the meaning assigned to such term in Section 2.05(b). “DIP Lenders” has the meaning assigned to such term in Section 2.05(b).
“Discharge” means, (i) payment in full in cash of the principal of, interest (including interest accruing on or after the commencement of any Insolvency or Liquidation Proceeding at the rate set forth in the applicable debt documents, whether or not allowed or allowable in such proceeding) and premium (if any) on all applicable Obligations outstanding under the applicable debt documents, (ii) payment in full in cash of all other Obligations that are due and payable or otherwise accrued and owing under or in connection with the applicable Debt Documents at or prior to the time such principal and interest are paid or commitments referred to in the following clause (iii) are terminated (other than any contingent obligations for which no demand or claim has been made), and (iii) termination of all other commitments of the applicable First Lien Priority Secured Parties to extend credit under the applicable debt documents, in each case without giving effect to any limitations on the enforceability thereof, or the enforceability or allowance of the applicable Obligations under applicable Bankruptcy Laws or otherwise (including, without limitation, with respect to interest, fees, or expenses which accrue after the commencement of any Insolvency or Liquidation Proceeding or which would accrue but for the operation of Bankruptcy Laws); provided that the Discharge of Superpriority Credit Agreement Obligations shall not be deemed to have occurred in connection with a Refinancing of such Superpriority Credit Agreement Obligations, with Additional First Lien Priority Obligations secured by such Shared Collateral under an Additional First Lien Priority Document which has been designated in writing by the Superpriority Credit Agreement Agent (under the Superpriority Credit Agreement, so Refinanced) to the Major Non-Controlling Authorized Representative and each other Authorized Representative as the “Superpriority Credit Agreement” for purposes of this Agreement; provided further, that the Discharge of the 2025 Credit Agreement Obligations shall not be deemed to have occurred in connection with a Refinancing of such 2025 Credit Agreement Obligations, with Additional First Lien Priority Obligations secured by such Shared Collateral under an Additional First Lien Priority Document which has been designated in writing by the 2025 Credit Agreement Agent (under the 2025 Credit Agreement, so Refinanced) to each other Authorized Representative as the “2025 Credit Agreement” for purposes of this Agreement. The term “Discharged” shall have a corresponding meaning.

“Dutch Issuer” means Diebold Nixdorf Dutch Holding B.V.

“Enforcement Action” has the meaning assigned to such term in Section 2.02(a).

“Event of Default” means a “Default” as defined in the Superpriority Credit Agreement or the 2025 Credit Agreement or an “Event of Default” (or similarly defined term) as defined in any Secured Credit Document.

“First Lien Priority Obligations” means, collectively, (i) the Superpriority Credit Agreement Obligations and (ii) each Series of Additional First Lien Priority Obligations.

“First Lien Priority Secured Parties” means (i) the Superpriority Credit Agreement Secured Parties and (ii) the Additional First Lien Priority Secured Parties with respect to each Series of Additional First Lien Priority Obligations.

“First Lien Priority Security Documents” means, collectively, (i) the Superpriority Credit Agreement Collateral Documents and (ii) the Additional First Lien Priority Security Documents.

“German Obligor Pledged Equity” means, to the extent constituting Shared Collateral, the Equity Interests issued by Diebold Nixdorf Holding Germany GmbH.

“Grantors” means the Company and each other Subsidiary of the Company that has granted a Lien on the 2023 Credit Agreement Collateral to secure any Series of First Lien Priority Obligations. The Grantors existing on the date hereof are set forth in Annex I hereto. For the avoidance of doubt, Diebold Self-Service Solutions S.ar.l. is not a Grantor.

“Impairment” has the meaning assigned to such term in Section 1.03.

“Initial Additional Authorized Representative” means (i) the 2025 Credit Agreement Administrative Agent and the 2025 Credit Agreement Collateral Agent, as applicable, (ii) the 2025
U.S. Notes Trustee and the 2025 U.S. Collateral Agent, as applicable, (iii) the 2025 E.U. Notes

Trustee and the 2025 E.U. Notes Collateral Agent, as applicable, and (iv) the 2023 Credit Agreement Administrative Agent, and shall include any successor administrative agent and collateral agent as provided in the 2025 Credit Agreement, 2025 E.U. Notes Indenture, 2025 U.S. Notes Indenture and the 2023 Credit Agreement, as applicable.

“Initial Additional Collateral Agents” means (i) the 2025 Credit Agreement Collateral Agent, (ii) the 2025 U.S. Notes Collateral Agent, (iii) the 2025 E.U. Notes Collateral Agent and
(iv) the 2023 Credit Agreement Administrative Agent.

“Initial Additional First Lien Priority Agreements” means each of (i) the 2025 Credit Agreement (ii) the 2025 U.S. Notes Indenture, (iii) the 2025 E.U. Notes Indenture and (iv) the 2023 Credit Agreement.

“Initial Additional First Lien Priority Documents” means the Initial Additional First Lien Priority Agreements, the debt securities issued thereunder, the Initial Additional First Lien Priority Security Agreements and any security documents and other operative agreements evidencing or governing the Indebtedness thereunder, and the Liens securing such Indebtedness, including any agreement entered into for the purpose of securing the Initial Additional First Lien Priority Obligations.

“Initial Additional First Lien Priority Obligations” means the 2025 Credit Agreement Obligations, the 2025 U.S. Notes Obligations, the 2025 E.U. Notes Obligations and the 2023 Credit Agreement Obligations.

“Initial Additional First Lien Priority Secured Parties” means the Initial Additional Authorized Representatives and the holders of the Initial Additional First Lien Priority Obligations issued pursuant to the Initial Additional First Lien Priority Agreements.

“Initial Additional First Lien Priority Security Agreements” means (i) that certain security agreement, dated as of the date hereof, among the Company, GLAS Americas LLC, as collateral agent, and the other Grantors party thereto, as amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time, (ii) the security agreement, dated as of the date hereof, among the Company, GLAS Americas LLC, as collateral agent, and the other Grantors party thereto, as amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time and (iii) the security agreement, dated as of the date hereof, among the Company, GLAS Americas LLC, as collateral agent, and the other Grantors party thereto, as amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time, and (iv) the 2023 Credit Agreement Security Agreement.

“Insolvency or Liquidation Proceeding” means an assignment for the benefit of creditors relating to the Company or any Grantor, whether or not voluntary; or any case commenced by or against the Company or any Grantor under the Bankruptcy Code or any similar Bankruptcy Law, whether or not voluntary; or any proceeding by or against the Company or any Grantor seeking to adjudicate it bankrupt or insolvent, or seeking liquidation, dissolution, marshaling of assets or liabilities, winding up, reorganization, arrangement, adjustment, administration, protection, relief, or composition of it or its debts, in each case, whether or not voluntary and whether or not involving bankruptcy or insolvency, or seeking the entry of an order for relief or the appointment of a receiver, interim receiver, monitor, trustee, administrator or other similar official for it or for any substantial part of its property and assets, whether or not voluntary; or any event or action analogous to or having a substantially similar effect to any of the events or actions set forth in this definition (other than a solvent reorganization) under the law of any jurisdiction applicable to the Company or any Grantor.
“Intervening Creditor” has the meaning assigned to such term in Section 2.01(a). “Joinder Agreement” means a joinder to this Agreement substantially in the form of
Annex II hereto required to be delivered by an Authorized Representative to each Collateral Agent and each Authorized Representative pursuant to Section 5.15 hereof in order to establish an additional Series of Additional First Lien Priority Obligations and add Additional First Lien Priority Secured Parties hereunder.

“Junior Lien Pari Passu Intercreditor Agreement” means that certain Intercreditor Agreement, dated as of the date hereof, by and among the Company, JPMorgan Chase Bank, N.A., as administrative agent under the 2025 Credit Agreement, GLAS Americas LLC, as collateral agent under the 2025 Credit Agreement, U.S. Bank Trust Company, National Association, as trustee under the 2025 U.S. Notes Indenture, GLAS Americas LLC, as collateral agent under the 2025 U.S. Notes Indenture, and U.S. Bank Trust Company, National Association, as trustee under the 2025 E.U. Notes Indenture, as amended, restated, amended and restated, supplemented or otherwise modified from time to time.

“Lien” means, with respect to any asset, (i) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge, assignment by way of security, or security interest in, on or of such asset, (ii) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (iii) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

“Major Non-Controlling Authorized Representative” means, with respect to any Shared Collateral, (i) until the Discharge of the 2025 Credit Agreement Obligations, the 2025 Credit Agreement Administrative Agent, and (ii) after the Discharge of the 2025 Credit Agreement Obligations, the Authorized Representative of the Series of Additional First Lien Priority Obligations that constitutes the largest outstanding principal amount of any then outstanding Series of First Lien Priority Obligations with respect to such Shared Collateral.

“Multi Lien Intercreditor Agreement” means that certain Intercreditor Agreement, dated as of the date hereof, by and among the Company, GLAS USA LLC, as administrative agent under Superpriority Credit Agreement, GLAS Americas LLC, as collateral agent under the Superpriority Credit Agreement, U.S. Bank Trust Company, National Association, as trustee under the 2025 U.S. Notes Indenture, GLAS Americas LLC, as collateral agent under 2025 U.S. Notes Indenture, U.S. Bank Trust Company, National Association, as trustee under the 2025 E.U. Notes Indenture, GLAS Americas LLC, as collateral agent under the 2025 E.U. Notes Indenture, JPMorgan Chase Bank, N.A., as administrative agent under the 2025 Credit Agreement, GLAS Americas LLC, as collateral agent under the 2025 Credit Agreement, U.S. Bank Trust Company, National Association, as trustee under the 2026 Notes Indenture, GLAS Americas LLC, as collateral agent under the 2026 Notes Indenture, as amended, restated, amended and restated, supplemented or otherwise modified from time to time.

“Non-Controlling Authorized Representative” means, at any time with respect to any Shared Collateral, any Authorized Representative that is not the Controlling Agent at such time with respect to such Shared Collateral.

“Non-Controlling Authorized Representative Enforcement Date” means, with respect to any Non-Controlling Authorized Representative, the date which is 180 days (throughout which 180-day period such Non-Controlling Authorized Representative was the Major Non-Controlling Authorized Representative) after the occurrence of both (i) an Event of Default (or similarly defined term) (under and as defined in the Additional First Lien Priority Document under which such Non-Controlling Authorized Representative is the Authorized Representative), and (ii) each Collateral Agent’s and each other Authorized Representative’s receipt of written notice from such Non-Controlling Authorized Representative certifying that (x) such Non-Controlling Authorized Representative is the Major Non-Controlling Authorized Representative and that an Event of Default (or similarly defined term) (under and as defined in the Additional First Lien Priority Document under which such Non-Controlling Authorized Representative is the Authorized Representative) has occurred and is continuing and (y) the Additional First Lien Priority Obligations of the Series with respect to which such Non-Controlling Authorized Representative is the Authorized Representative are currently due and payable in full (whether as a result of acceleration thereof or otherwise) in accordance with the terms of the applicable Additional First Lien Priority Document; provided that the Non-Controlling Authorized Representative Enforcement Date shall be stayed and shall not occur and shall be deemed not to have occurred with respect to any Shared Collateral (1) at any time the Superpriority Credit Agreement Agent has commenced and is diligently pursuing any enforcement action with respect to such Shared Collateral or (2) at any time the Grantor which has granted a security interest in such Shared Collateral is then a debtor under or with respect to (or otherwise subject to) any Insolvency or Liquidation Proceeding.

“Non-Controlling Secured Parties” means, with respect to any Shared Collateral, the First Lien Priority Secured Parties which are not Controlling Secured Parties with respect to such Shared Collateral.

“Non-Released Multi-Lien Intercreditor Agreement” means that certain Intercreditor Agreement, dated as of the date hereof, by and among the Company, GLAS USA LLC, as administrative agent under Superpriority Credit Agreement, GLAS Americas LLC, as collateral agent under the Superpriority Credit Agreement, U.S. Bank Trust Company, National Association, as trustee under the 2025 U.S. Notes Indenture, GLAS Americas LLC, as collateral agent under 2025 U.S. Notes Indenture, U.S. Bank Trust Company, National Association, as trustee under the 2025 E.U. Notes Indenture, GLAS Americas LLC, as collateral agent under the 2025 E.U. Notes Indenture, JPMorgan Chase Bank, N.A., as administrative agent under the 2025 Credit Agreement, GLAS Americas LLC, as collateral agent under the 2025 Credit Agreement, JPMorgan Chase Bank, N.A., as administrative agent under the 2023 Credit Agreement, U.S. Bank Trust Company, National Association, as trustee under the 2026 Notes Indenture, GLAS Americas LLC, as collateral agent under the 2026 Notes Indenture, as amended, restated, amended and restated, supplemented or otherwise modified from time to time.

“Obligations” means any principal, interest (including any interest accruing subsequent to the filing of a petition in bankruptcy, reorganization or similar proceeding at the rate provided for in the documentation with respect thereto, whether or not such interest is an allowed claim under applicable state, provincial, territorial, federal or foreign law), other monetary obligations, penalties, fees, indemnifications, reimbursements (including reimbursement obligations with respect to letters of credit and banker’s acceptances), damages and other liabilities, and guarantees of payment of such principal, interest, penalties, fees, indemnifications, reimbursements, damages and other liabilities, payable under the documentation governing any Indebtedness.

“Possessory and Control Collateral” means any Shared Collateral in the possession or under the control of a Collateral Agent (or its agents or bailees), to the extent that possession or control thereof perfects a Lien thereon under the Uniform Commercial Code or any other applicable law of any jurisdiction. Possessory and Control Collateral includes, without limitation, any Certificated Securities, Promissory Notes, Instruments, and Chattel Paper, in each case, delivered to or in the possession of any Collateral Agent under the terms of the First Lien Priority Security Documents and deposit account(s), securities account(s) or commodity account(s), in each case, subject to an agreement which provides or purports to provide such Collateral Agent with “control” (within the meaning of Section 9-104 or 9-106 and/or 8-106 of the UCC, as applicable) over the deposit account(s), securities account(s) or commodity account(s) described therein.

“Proceeds” has the meaning assigned to such term in Section 2.01(a).

“Refinance” means, in respect of any indebtedness, to refinance, extend, renew, defease, amend, amend and restate, increase, modify, supplement, restructure, refund, replace or repay, or to issue other indebtedness or enter alternative financing arrangements, in exchange or replacement for such indebtedness (in whole or in part), including by adding or replacing lenders, creditors, agents, borrowers and/or guarantors, and including in each case, but not limited to, after the original instrument giving rise to such indebtedness has been terminated and including, in each case, through any credit agreement, indenture or other agreement or instrument. “Refinanced” and “Refinancing” have correlative meanings.

“Secured Credit Document” means (i) the Superpriority Credit Agreement and each Loan Document (as defined in the Superpriority Credit Agreement), (ii) each Initial Additional First Lien Priority Document and (iii) each Additional First Lien Priority Document.

“Series” means (a) with respect to the First Lien Priority Secured Parties, each of (i) the Superpriority Credit Agreement Secured Parties (in their capacities as such), (ii) each group of Initial Additional First Lien Priority Secured Parties (in their capacities as such) represented by a common Authorized Representative (in its capacity as such for such Initial Additional First Lien Priority Secured Parties), and (iii) the Additional First Lien Priority Secured Parties that become subject to this Agreement after the date hereof that are represented by a common Authorized Representative (in its capacity as such for such Additional First Lien Priority Secured Parties) and
(b) with respect to any First Lien Priority Obligations, each of (i) the Superpriority Credit Agreement Obligations, (ii) any series of the Initial Additional First Lien Priority Obligations, and
(iii) any other series of the Additional First Lien Priority Obligations incurred pursuant to any Additional First Lien Priority Document, which pursuant to any Joinder Agreement, are to be represented hereunder by a common Authorized Representative (in its capacity as such for such Additional First Lien Priority Obligations).

“Shared Collateral” means the 2023 Credit Agreement Collateral with respect to which a Lien is granted to the Superpriority Credit Agreement Agent and the Initial Additional Authorized Representatives pursuant to the Superpriority Credit Agreement Collateral Documents and the Initial Additional First Lien Priority Security Agreements, as applicable, as security for any First Lien Priority Obligations, which Lien is, at any time of determination, a valid and perfected Lien that has not been avoided, disallowed, set aside, invalidated, or subordinated pursuant to Chapter 5 of the Bankruptcy Code or any similar Bankruptcy Law. If more than two Series of First Lien Priority Obligations are outstanding at any time and the holders of less than all Series of First Lien Priority Obligations hold a valid and perfected Lien on any Shared Collateral at such time, then such Collateral (exclusive of any 2023 Credit Agreement Security Agreement Collateral) shall constitute Shared Collateral for those Series of First Lien Priority Obligations that hold a valid Lien on such Collateral at such time and shall not constitute Shared Collateral for any Series which does not have a valid and perfected Lien on such Collateral at such time.

“Superpriority Credit Agreement” means that certain credit agreement, dated as of the date hereof, by and among the Company, Diebold Nixdorf Holding Germany GmbH, as Borrower, the Lenders party thereto, the Superpriority Credit Agreement Administrative Agent, the Superpriority Credit Agreement Collateral Agent and the other parties from time to time party thereto, as amended, restated, amended and restated, supplemented or otherwise modified or Refinanced from time to time.

“Superpriority Credit Agreement Administrative Agent” has the meaning assigned to such term in the preamble of this Agreement and shall include any successor administrative agent as provided in the Superpriority Credit Agreement.

“Superpriority Credit Agreement Agent” shall mean (i) the Superpriority Credit Agreement Administrative Agent and (ii) the Superpriority Credit Agreement Collateral Agent, as applicable, and shall include any successor administrative agent and collateral agent as provided in the Superpriority Credit Agreement.

“Superpriority Credit Agreement Collateral Agent” has the meaning assigned to it in the preamble of this Agreement and shall include any successor collateral agent as provided in the Superpriority Credit Agreement.

“Superpriority Credit Agreement Collateral Documents” means the “Security Documents” as defined in the Superpriority Credit Agreement, and any other documents or instruments granting (or purporting to grant) a Lien on real or personal property to secure any Superpriority Credit Agreement Obligations or granting rights or remedies with respect to such Liens, and each other agreement entered into in favor of the Superpriority Credit Agreement Agent for the purpose of securing any Superpriority Credit Agreement Obligations.

“Superpriority Credit Agreement Obligations” means all Obligations (as defined in the Superpriority Credit Agreement).

“Superpriority Credit Agreement Secured Parties” means the holders of Obligations under the Superpriority Credit Agreement, in such capacity, and the Superpriority Credit Agreement Agent.

“Uniform Commercial Code” or “UCC” means the Uniform Commercial Code (or any similar or equivalent legislation) as in effect in the State of New York; provided that in the event that, by reason of mandatory provisions of law, any or all of the perfection or priority of, or remedies with respect to, any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of New York, the term “Uniform Commercial Code” or “UCC” shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions hereof relating to such perfection, priority or remedies.

SECTION 1.02. Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument, other document, statute or regulation herein shall be construed as referring to such agreement, instrument, other document, statute or regulation as from time to time amended, supplemented or otherwise modified, (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, but shall not be deemed to include the subsidiaries of such Person unless express reference is made to such subsidiaries, (iii) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (iv) all references herein to Articles, Sections and Annexes shall be construed to refer to Articles, Sections and Annexes of this Agreement, (v) unless otherwise expressly qualified herein, the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights and (vi) the term “or” is not exclusive.

SECTION 1.03. Impairments. It is the intention of the First Lien Priority Secured Parties of each Series that the holders of First Lien Priority Obligations of such Series (and not the First Lien Priority Secured Parties of any other Series) bear the risk of (i) any determination by a court of competent jurisdiction that (x) any of the First Lien Priority Obligations of such Series are unenforceable under applicable law or are subordinated to any other obligations (other than another Series of First Lien Priority Obligations), (y) any of the First Lien Priority Obligations of such Series do not have an enforceable security interest in any of the Collateral securing any other Series of First Lien Priority Obligations and/or (z) any intervening security interest exists securing any other obligations (other than another Series of First Lien Priority Obligations) on a basis ranking prior to the security interest of such Series of First Lien Priority Obligations but junior to the security interest of any other Series of First Lien Priority Obligations or (ii) the existence of any Collateral for any other Series of First Lien Priority Obligations that is not Shared Collateral (any such condition referred to in the foregoing clauses (i) or (ii) with respect to any Series of First Lien Priority Obligations, an “Impairment” of such Series); provided that the existence of a maximum claim with respect to any Mortgage (as defined in any of the Secured Credit Documents) that applies to all First Lien Priority Obligations shall not be deemed to be an Impairment of any Series of First Lien Priority Obligations. In the event of any Impairment with respect to any Series of First Lien Priority Obligations, the results of such Impairment shall be borne solely by the holders of such Series of First Lien Priority Obligations, and the rights of the holders of such Series of First Lien Priority Obligations (including, without limitation, the right to receive distributions in respect of such Series of First Lien Priority Obligations pursuant to Section 2.01) set forth herein shall be modified to the extent necessary so that the effects of such Impairment are borne solely by the holders of the Series of such First Lien Priority Obligations subject to such Impairment. Additionally, in the event the First Lien Priority Obligations of any Series are modified pursuant to applicable law (including, without limitation, pursuant to Section 1129 of the Bankruptcy Code), any reference to such First Lien Priority Obligations or the First Lien Priority Security Documents governing such First Lien Priority Obligations shall refer to such obligations or such documents as so modified.

ARTICLE II

Priorities and Agreements with Respect to Shared Collateral

SECTION 2.01.    Priority of Claims.

(a)Anything contained herein or in any of the Secured Credit Documents (other than, for the avoidance of doubt, the Multi Lien Intercreditor Agreement, Junior Lien Pari Passu Intercreditor Agreement and, as between the holders of the ABL Obligations (as defined in the ABL Intercreditor Agreement) on the one side, and the holders of the Term Debt Obligations (as defined in the ABL Intercreditor Agreement) on the other side, the ABL Intercreditor Agreement) to the contrary notwithstanding (but subject to Section 1.03), if an Event of Default has occurred and is continuing, and the Controlling Agent is taking any Enforcement Action to enforce rights in respect of any Shared Collateral, or any distribution is made in respect of any Shared Collateral (including any adequate protection claims) in any Insolvency or Liquidation Proceeding of the Company or any other Grantor, or any First Lien Priority Secured Party receives any payment pursuant to the Multi Lien Intercreditor Agreement, Junior Lien Pari Passu Intercreditor Agreement, ABL Intercreditor Agreement or any other intercreditor agreement (other than this Agreement) with respect to any Shared Collateral, the proceeds of any such Enforcement Action in respect of any such Shared Collateral by the Controlling Agent or any such payments received by any First Lien Priority Secured Party (or received pursuant to any other intercreditor agreement), as applicable, and proceeds of any such distribution (subject, in the case of any such distribution, to the sentence immediately following) to which the First Lien Priority Obligations are entitled under any intercreditor agreement (other than this Agreement) (all proceeds of any such Enforcement Action, sale, collection or other insolvency or liquidation of any Shared Collateral and all proceeds of any such distribution being collectively referred to as “Proceeds”), shall be applied (i) FIRST, to the payment of all amounts owing to each Collateral Agent (in its capacity as such) pursuant to the terms of any Secured Credit Document and (ii) SECOND, subject to Section 1.03, to the payment in full of the First Lien Priority Obligations of each Series on a ratable basis, with such Proceeds to be applied to the First Lien Priority Obligations of a given Series in accordance with the terms of the applicable Secured Credit Documents. Notwithstanding the foregoing, with respect to any Shared Collateral for which a third party (other than a First Lien

Priority Secured Party) has a lien or security interest that is junior in priority to the security interest of any Series of First Lien Priority Obligations but senior (as determined by appropriate legal proceedings in the case of any dispute) to the security interest of any other Series of First Lien Priority Obligations (such third party, an “Intervening Creditor”), the value of any Shared Collateral or Proceeds allocated to such Intervening Creditor shall be deducted on a ratable basis solely from the Shared Collateral or Proceeds to be distributed in respect of the Series of First Lien Priority Obligations with respect to which such Impairment exists.

(b)It is acknowledged that the First Lien Priority Obligations of any Series may, subject to the limitations set forth in the then extant Secured Credit Documents, be increased, extended, renewed, replaced, restated, supplemented, restructured, repaid, refunded, Refinanced or otherwise amended or modified from time to time, all without affecting the priorities set forth in Section 2.01(a) or the provisions of this Agreement defining the relative rights of the First Lien Priority Secured Parties of any Series.

(c)Notwithstanding the date, time, method, manner or order of grant, attachment or perfection of any Liens securing any Series of First Lien Priority Obligations granted on the Shared Collateral and notwithstanding any provision of the Uniform Commercial Code of any jurisdiction, or any other applicable law or the Secured Credit Documents or any defect or deficiencies in the Liens securing the First Lien Priority Obligations of any Series or any other circumstance whatsoever (but, in each case, subject to Section 1.03), each First Lien Priority Secured Party hereby agrees that the Liens securing each Series of First Lien Priority Obligations on any Shared Collateral shall be of equal priority.

(d)Notwithstanding anything herein to the contrary, the Superpriority Credit Agreement Administrative Agent, the 2025 Credit Agreement Administrative Agent, the 2025 U.S. Notes Trustee and the 2025 E.U. Notes Trustee hereby agree that, upon (i) the exercise by the Supermajority Lenders under the Superpriority Credit Agreement of the right to release Collateral of German-domiciled Grantors pursuant to Section 8.2.1(c)(ii) of the Superpriority Credit Agreement, (ii) the exercise by the Supermajority Lenders under the 2025 Credit Agreement of the right to release Collateral of German-domiciled Grantors pursuant to Section 8.2.1(c)(ii) of the 2025 Credit Agreement, (iii) the exercise by the holders holding in excess of 66 2/3% of the aggregate principal amount of the outstanding 2025 Notes (as defined in the 2025 U.S. Notes Indenture) under the 2025 U.S. Notes Indenture of the right to release Collateral of German- domiciled Grantors pursuant to Section 9.02(f) of the 2025 U.S. Notes Indenture and (iv) the exercise by the holders holding in excess of 66 2/3% of the aggregate principal amount of the outstanding 2025 Notes (as defined in the 2025 E.U. Notes Indenture) under the 2025 E.U. Notes Indenture of the right to release Collateral of German-domiciled Grantors pursuant to Section 9.02(f) of the 2025 E.U. Notes Indenture, any Proceeds in respect of the German Obligor Pledged Equity shall be applied, (i) FIRST, to the payment of all amounts owing to each of the Superpriority Credit Agreement Agent and the 2023 Credit Agreement Administrative Agent (in its capacity as such) on a ratable basis pursuant to the terms of the Superpriority Credit Agreement and the 2023 Credit Agreement, as applicable, (ii) SECOND, to the payment in full of the Superpriority Credit Agreement Obligations and the 2023 Credit Agreement Obligations on a ratable basis, (iii) THIRD, to the payment of all amounts owing to each of the 2025 Credit Agreement Agent, the 2025 U.S. Notes Collateral Agent, the 2025 U.S. Notes Trustee, the 2025 E.U. Notes Collateral Agent and the 2025 E.U. Notes Trustee (in its capacity as such) on a ratable basis pursuant to the terms of the

2025 Credit Agreement, 2025 U.S. Notes Indenture and 2025 E.U. Notes Indenture, as applicable,
(iv) FOURTH, after the payment in full of the Superpriority Credit Agreement Obligations and the 2023 Credit Agreement Obligations, to the payment in full of the 2025 Credit Agreement Obligations, the 2025 U.S. Notes Obligations and the 2025 E.U. Notes Obligations on a ratable basis, and (v) FIFTH, after payment of the 2025 Credit Agreement Obligations, the 2025 U.S. Notes Obligations and the 2025 E.U. Notes Obligations, to the Company and the other Grantors or their successors or assigns, as their interests may appear, or to whomsoever may be lawfully entitled to receive the same under the Multi Lien Intercreditor Agreement or otherwise, or as a court of competent jurisdiction may direct.

SECTION 2.02.    Actions with Respect to Shared Collateral; Prohibition on Contesting
Liens.

(a)Only the Controlling Agent shall act or refrain from acting with respect to any
Shared Collateral (including with respect to any intercreditor agreement with respect to any Shared Collateral). At any time when the Superpriority Credit Agreement Agent is the Controlling Agent, no Additional First Lien Priority Secured Party shall or shall instruct any Collateral Agent to, and neither the Major Non-Controlling Authorized Representative nor any other Collateral Agent that is not the Controlling Agent shall (A) initiate any Insolvency or Liquidation Proceeding against any Grantor or any Subsidiary of any Grantor, (B) assert any marshaling, appraisal, valuation or other similar right that may otherwise be available to junior secured creditors, (C) exercise or seek to exercise any rights or remedies (including setoff or recoupment) with respect to any Shared Collateral, any other property of any Grantor or any subsidiary of any Grantor, or otherwise in any manner, or instituting any action or proceeding with respect to such rights and remedies (including any action of foreclosure), or (D) contest, protest or object to any foreclosure proceeding or other action brought with respect to the Shared Collateral or any other property of any Grantor or Subsidiary of any Grantor by Controlling Agent, the exercise of any right by the Controlling Agent (or any agent or sub-agent on behalf thereof) under any lockbox agreement, control agreement, landlord waiver or bailee’s letter or similar agreement or arrangement to which the Controlling Agent either is a party or may have rights as a third party beneficiary, or any other exercise by the Controlling Agent of any rights and remedies relating to the Shared Collateral, of any Grantor or Subsidiary of any Grantor, or otherwise in respect of the Shared Collateral (each an “Enforcement Action”), including without limitation the commencement of any judicial or nonjudicial foreclosure proceedings with respect to, seek to have a trustee, receiver, interim receiver, liquidator or similar official appointed for or over, attempt any action to take possession of, exercise any right, remedy or power with respect to, or otherwise take any action to enforce its security interest in or realize upon, or take any other action available to it in respect of, any Shared Collateral, or otherwise take any action to enforce its security interest in or realize upon, or take any other action available to it in respect of, any Shared Collateral (including with respect to any intercreditor agreement with respect to any Shared Collateral), whether under any Additional First Lien Priority Security Document, applicable law or otherwise, it being agreed that only the Superpriority Credit Agreement Agent, acting in accordance with the Superpriority Credit Agreement Collateral Documents, shall be entitled to take any such actions or exercise any such remedies with respect to Shared Collateral at such time.

(b)With respect to any Shared Collateral at any time when the Major Non-Controlling Authorized Representative is the Controlling Agent, (i) the Controlling Agent shall not follow any instructions with respect to such Shared Collateral (including with respect to any intercreditor agreement with respect to any Shared Collateral) from any Non-Controlling Collateral Agent (or any other First Lien Priority Secured Party) and (ii) no Non-Controlling Authorized Representative or other First Lien Priority Secured Party shall or shall instruct the Controlling Agent to initiate any Enforcement Action, including without limitation to commence any judicial or non-judicial foreclosure proceedings with respect to, seek to have a trustee, receiver, interim receiver, monitor, liquidator or similar official appointed for or over, attempt any action to take possession of, exercise any right, remedy or power with respect to, or otherwise take any action to enforce its security interest in or realize upon, or take any other action available to it in respect of, any Shared Collateral (including with respect to any intercreditor agreement with respect to any Shared Collateral), whether under any First Lien Priority Security Document, applicable law or otherwise, it being agreed that only the Controlling Agent, acting in accordance with the Additional First Lien Priority Security Documents, respectively, shall be entitled to take any such actions or exercise any such remedies with respect to Shared Collateral.

(c)Notwithstanding the equal priority of the Liens securing each Series of First Lien Priority Obligations, the Controlling Agent may deal with the Shared Collateral as if such Controlling Agent had a senior Lien on such Collateral. No Non-Controlling Authorized Representative or Non-Controlling Secured Party will contest, protest or object to any foreclosure proceeding or action brought by the Controlling Agent or the Controlling Secured Party or any other exercise by the Controlling Agent or the Controlling Secured Party of any rights and remedies relating to the Shared Collateral, or to cause the Controlling Agent to do so. The foregoing shall not be construed to limit the rights and priorities of any First Lien Priority Secured Party, the Controlling Agent or any Authorized Representative with respect to any Collateral not constituting Shared Collateral.

(d)Each of the First Lien Priority Secured Parties agrees that it will not (and hereby waives any right to) question or contest or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the perfection, priority, validity, attachment or enforceability of a Lien held by or on behalf of any of the First Lien Priority Secured Parties in all or any part of the Collateral, or the provisions of this Agreement; provided that nothing in this Agreement shall be construed to prevent or impair the rights of any Collateral Agent or any Authorized Representative to enforce this Agreement.

SECTION 2.03.    No Interference; Payment Over.

(a)Each First Lien Priority Secured Party agrees that (i) it will not challenge or question in any proceeding the validity or enforceability of any First Lien Priority Obligations of any Series or any First Lien Priority Security Document or the validity, attachment, perfection or priority of any Lien under any First Lien Priority Security Document or the validity or enforceability of the priorities, rights or duties established by or other provisions of this Agreement,
(ii) it will not take or cause to be taken any action the purpose or intent of which is, or could be, to interfere, hinder or delay, in any manner, whether by judicial proceedings or otherwise, any sale, transfer or other disposition of the Shared Collateral by the Controlling Agent, (iii) except as provided in Section 2.02, it shall have no right to (A) direct the Controlling Agent or any other First Lien Priority Secured Party to exercise, and shall not exercise, any right, remedy or power with respect to any Shared Collateral (including pursuant to any intercreditor agreement) or (B)

consent to the exercise by the Controlling Agent or any other First Lien Priority Secured Party of any right, remedy or power with respect to any Shared Collateral, (iv) it will not institute any suit or assert in any suit, bankruptcy, Insolvency or Liquidation Proceeding or other proceeding any claim against the Controlling Agent or any other First Lien Priority Secured Party seeking damages from or other relief by way of specific performance, instructions or otherwise with respect to any Shared Collateral, and none of the Controlling Agent, or any other First Lien Priority Secured Party shall be liable for any action taken or omitted to be taken by the Controlling Agent or other First Lien Priority Secured Party with respect to any Shared Collateral in accordance with the provisions of this Agreement, (v) it will not seek, and hereby waives any right, to have any Shared Collateral or any part thereof marshaled upon any foreclosure or other disposition of such Collateral and (vi) it will not attempt, directly or indirectly, whether by judicial proceedings or otherwise, to challenge the enforceability of any provision of this Agreement; provided that nothing in this Agreement shall be construed to prevent or impair the rights of any of the Controlling Agent or any other First Lien Priority Secured Party to enforce this Agreement.

(b)Each First Lien Priority Secured Party hereby agrees that if it shall obtain possession of any Shared Collateral or shall realize any proceeds or payment in respect of any such Shared Collateral, pursuant to any First Lien Priority Security Document or by the exercise of any rights available to it under applicable law or in any Insolvency or Liquidation Proceeding commenced by or relating to a Grantor or through any other exercise of remedies (including pursuant to any intercreditor agreement), at any time prior to the Discharge of each of the First Lien Priority Obligations, then it shall hold such Shared Collateral, proceeds or payment in trust for the other First Lien Priority Secured Parties and promptly transfer such Shared Collateral, proceeds or payment, as the case may be, to the Controlling Agent, to be distributed in accordance with the provisions of Section 2.01 hereof.

SECTION 2.04.    Automatic Release of Liens.

(a)If, at any time the Controlling Agent forecloses upon or otherwise exercises remedies against any Shared Collateral resulting in a sale or disposition thereof, then (whether or not any Insolvency or Liquidation Proceeding is pending at the time) the Liens in favor of the other Collateral Agents for the benefit of each Series of First Lien Priority Secured Parties upon such Shared Collateral will automatically be released and discharged as and when, but only to the extent, such Liens of the Controlling Agent on such Shared Collateral are released and discharged; provided that any proceeds of any Shared Collateral realized therefrom shall be applied pursuant to Section 2.01.

(b)Each Collateral Agent and each Authorized Representative agrees to execute and deliver (at the sole cost and expense of the Grantors) all such authorizations and other instruments as shall reasonably be requested by the Controlling Agent or the Company to evidence and confirm any release of Shared Collateral provided for in this Section.

SECTION 2.05.    Certain Agreements with Respect to Insolvency or Liquidation Proceedings.

(a)This Agreement shall continue in full force and effect notwithstanding the commencement of any proceeding under the Bankruptcy Code or any similar or equivalent provision of any other Bankruptcy Law by or against the Company or any of its Subsidiaries.

(b)If the Company and/or any other Grantor shall become subject to an Insolvency or Liquidation Proceeding and shall, as debtor(s)-in-possession, move for approval of financing (“DIP Financing”) to be provided by one or more lenders (the “DIP Lenders”) under Section 363 or 364 of the Bankruptcy Code or any similar or equivalent provision of any other Bankruptcy Law, including for the avoidance of doubt, any such DIP Financing provided by the First Lien Priority Secured Parties as permitted under this Agreement, or the use of cash collateral under Section 363 of the Bankruptcy Code or any similar or equivalent provision of any other Bankruptcy Law, each First Lien Priority Secured Party (other than any Controlling Secured Party or the Authorized Representative of any Controlling Secured Party) agrees that it will raise no objection to any such financing or to the Liens on the Shared Collateral securing the same (“DIP Financing Liens”) or to any use of cash collateral that constitutes Shared Collateral, unless the Controlling Agent shall then oppose or object to such DIP Financing or such DIP Financing Liens or use of cash collateral (and (i) to the extent that such DIP Financing Liens are senior to the Liens on any such Shared Collateral for the benefit of the Controlling Secured Parties, each Non-Controlling Secured Party will subordinate its Liens with respect to such Shared Collateral on the same terms as the Liens of the Controlling Secured Parties (other than any Liens of any First Lien Priority Secured Parties constituting DIP Financing Liens) are subordinated thereto, and (ii) to the extent that such DIP Financing Liens rank pari passu with the Liens on any such Shared Collateral granted to secure the First Lien Priority Obligations of the Controlling Secured Parties, each Non- Controlling Secured Party will confirm the priorities with respect to such Shared Collateral as set forth herein), in each case so long as (A) the First Lien Priority Secured Parties of each Series retain the benefit of their Liens on all such Shared Collateral pledged to the DIP Lenders, including proceeds thereof arising after the commencement of such proceeding, with the same priority vis- à-vis all the other First Lien Priority Secured Parties (other than any Liens of the First Lien Priority Secured Parties constituting DIP Financing Liens) as existed prior to the commencement of the Insolvency or Liquidation Proceeding, (B) the First Lien Priority Secured Parties of each Series are granted Liens on any additional collateral pledged to any First Lien Priority Secured Parties as adequate protection or otherwise in connection with such DIP Financing or use of cash collateral, with the same priority vis-à-vis the First Lien Priority Secured Parties as set forth in this Agreement,
(C) if any amount of such DIP Financing or cash collateral is applied to repay or exchange (including, for the avoidance of doubt, pursuant to a “roll up”) any of the First Lien Priority Obligations, such amount is applied pursuant to Section 2.01, and (D) if any First Lien Priority Secured Parties are granted adequate protection, including in the form of periodic payments, in connection with such DIP Financing or use of cash collateral, the proceeds of such adequate protection are applied pursuant to Section 2.01; provided that the First Lien Priority Secured Parties receiving adequate protection shall not object to any other First Lien Priority Secured Party receiving adequate protection comparable to any adequate protection granted to such First Lien Priority Secured Parties in connection with a DIP Financing or use of cash collateral.

(c)Notwithstanding the foregoing, each of the 2025 Credit Agreement Agent, the 2025 Credit Agreement Secured Parties, the 2025 U.S. Notes Trustee, the 2025 U.S. Notes Secured Parties, the 2025 E.U. Notes Trustee and the 2025 E.U. Notes Secured Parties shall be permitted to propose or support DIP Financing secured by Liens on the Shared Collateral so long as the 2025

Credit Agreement Secured Parties, the 2025 U.S. Notes Secured Parties, and the 2025 E.U. Notes Secured Parties are provided a reasonable opportunity to participate pro rata in any DIP Financing on identical terms. After the occurrence of the Non-Controlling Authorized Representative Enforcement Date, if the 2025 U.S. Notes Secured Parties or the 2025 E.U. Notes Secured Parties are Non-Controlling Secured Parties, then nothing in this Agreement shall restrict the 2025 U.S. Notes Trustee, the 2025 U.S. Notes Collateral Agent, the 2025 U.S. Notes Secured Parties, the 2025 E.U. Notes Trustee, the 2025 U.S. Notes Collateral Agent or the 2025 E.U. Notes Secured Parties from objecting to any DIP Financing proposed by any party that is not the 2025 Credit Agreement Agent, the 2025 Credit Agreement Secured Parties, the 2025 U.S. Notes Trustee, the 2025 U.S. Notes Secured Parties, the 2025 E.U. Notes Trustee and the 2025 E.U. Notes Secured Parties. Notwithstanding anything to the contrary in this Agreement, neither the 2023 Credit Agreement Administrative Agent nor the 2023 Secured Parties shall be permitted to propose or support a DIP Financing.

SECTION 2.06. Reinstatement. In the event that any of the First Lien Priority Obligations shall be paid in full and such payment or any part thereof shall subsequently, for whatever reason (including an order or judgment for disgorgement of a preference under the Bankruptcy Code or any similar law, or the settlement of any claim in respect thereof), be required to be returned or repaid, the terms and conditions of this Article II shall be fully applicable thereto until all such First Lien Priority Obligations shall again have been paid in full in cash.

SECTION 2.07. Insurance. As between the First Lien Priority Secured Parties, the Controlling Agent shall have the right to adjust or settle any insurance policy or claim covering or constituting Shared Collateral in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding affecting the Shared Collateral.

SECTION 2.08. Refinancings. The First Lien Priority Obligations of any Series may be Refinanced, in whole or in part, in each case, without notice to, or the consent (except to the extent a consent is otherwise required to permit the Refinancing transaction under any Secured Credit Document) of any First Lien Priority Secured Party of any other Series, all without affecting the priorities provided for herein or the other provisions hereof; provided that the Authorized Representative of the holders of any such Refinancing indebtedness shall have executed a Joinder Agreement on behalf of the holders of such Refinancing indebtedness.

SECTION 2.09. Possessory and Control Collateral Agent as Gratuitous Bailee for Perfection.

(a)Possessory and Control Collateral shall be delivered, or control thereof transferred, to the Superpriority Credit Agreement Agent and each Collateral Agent agrees to hold all Possessory and Control Collateral that is in its possession or control (or in the possession or control of, or otherwise notated in favor of, its agents or bailees) as gratuitous bailee (such bailment being intended, among other things, to satisfy the requirements of Sections 8-301(a)(2), 9-313(c), 9-104, 9-105, 9-106 and 9-107 of the Uniform Commercial Code, to the extent applicable) for the benefit of each other First Lien Priority Secured Party and any assignee solely for the purpose of perfecting the security interest granted in such Possessory and Control Collateral, in each case, subject to the terms and conditions of this Section 2.09; provided that at any time the Superpriority Credit Agreement Agent is not the Controlling Agent, the Superpriority Credit Agreement Agent shall, at the request of the new Controlling Agent, promptly deliver or transfer control of all such Possessory and Control Collateral to such new Controlling Agent together with any necessary endorsements (or otherwise allow such new Controlling Agent to obtain control of such Possessory and Control Collateral). The Company shall take such further action as is required to effectuate the transfer contemplated hereby and shall indemnify each Collateral Agent for loss or damage suffered by such Collateral Agent as a result of such transfer except for loss or damage suffered by such Collateral Agent as a result of its own gross negligence or willful misconduct as determined by a final nonappealable judgment of a court of competent jurisdiction.

(b)Each Collateral Agent agrees to hold any Shared Collateral constituting Possessory and Control Collateral, from time to time in its possession, as gratuitous bailee (such bailment being intended, among other things, to satisfy the requirements of Sections 8-301(a)(2), 9-313(c), 9-104, 9-105, 9-106 and 9-107 of the Uniform Commercial Code, to the extent applicable) for the benefit of each other First Lien Priority Secured Party and any assignee, solely for the purpose of perfecting the security interest granted in such Possessory and Control Collateral, if any, in each case, subject to the terms and conditions of this Section 2.09.

(c)The duties or responsibilities of each Collateral Agent under this Section 2.09 shall be limited solely to holding any Shared Collateral constituting Possessory and Control Collateral as gratuitous bailee (such bailment being intended, among other things, to satisfy the requirements of Sections 8-301(a)(2), 9-313(c), 9-104, 9-105, 9-106 and 9-107 of the Uniform Commercial Code, to the extent applicable) for the benefit of each other First Lien Priority Secured Party for purposes of perfecting the Lien held by such First Lien Priority Secured Party thereon.

SECTION 2.10.    Amendments to Security Documents.

(a)Without the prior written consent of the Superpriority Credit Agreement Agent, each Additional First Lien Priority Secured Party agrees that no Additional First Lien Priority Security Document may be amended, amended and restated, supplemented or otherwise modified or entered into to the extent such amendment, supplement or modification, or the terms of any new Additional First Lien Priority Security Document would be prohibited by, or would require any Grantor to act or refrain from acting in a manner that would violate, any of the terms of this Agreement.

(b)Without the prior written consent of the Controlling Agent, the Superpriority Credit Agreement Agent agrees that no Superpriority Credit Agreement Collateral Document may be amended, amended and restated, supplemented or otherwise modified or entered into to the extent such amendment, supplement or modification, or the terms of any new Superpriority Credit Agreement Collateral Document would be prohibited by, or would require any Grantor to act or refrain from acting in a manner that would violate, any of the terms of this Agreement.

(c)In making determinations required by this Section 2.10, each Authorized Representative may conclusively rely on a certificate of an Authorized Officer of the Company.

(d)In the event that the Controlling Agent enters into any amendment, waiver or consent in respect of any of the First Lien Priority Security Documents for the purpose of adding to, or deleting from, or waiving or consenting to any departures from any provisions of, any First

Lien Priority Security Document or changing in any manner the rights or any parties thereunder, then such amendment, waiver or consent shall apply automatically to any comparable provision of any other First Lien Priority Security Document without the consent of or any action by any First Lien Priority Secured Party (with all such amendments, waiver and modifications subject to the terms hereof); provided that (other than with respect to amendments, modifications or waivers that secure additional extensions of credit and add additional secured creditors and do not violate the express provision of any First Lien Priority Agreement), (i) no such amendment, waiver or consent shall have the effect of removing assets subject to the Lien of any First Lien Priority Security Document, except to the extent that a release of such Lien is permitted by Section 2.04 (or by the existing terms of such other First Lien Priority Security Document subject to such modification),
(ii) any such amendment, waiver or consent that materially and adversely affects the rights of the Non-Controlling Secured Parties (other than any Authorized Representative) and does not affect the Controlling Secured Parties in a like or similar manner shall not apply to the First Lien Priority Security Documents without the consent of the Authorized Representatives for the Non- Controlling Secured Parties, (iii) no such amendment, waiver, or consent with respect to any provision applicable to an Authorized Representative for any Non-Controlling Secured Parties shall be made without the prior written consent of such Authorized Representative and (iv) notice of such amendment, waiver or consent shall be given the Authorized Representatives (other than the Controlling Agent) no later than 30 days after its effectiveness, provided that the failure to give such notice shall not affect the effectiveness and validity thereof.

ARTICLE III

Existence and Amounts of Liens and Obligations

SECTION 3.01. Determinations with Respect to Amounts of Liens and Obligations. Whenever a Collateral Agent or any Authorized Representative shall be required, in connection with the exercise of its rights or the performance of its obligations hereunder, to determine the existence or amount of any First Lien Priority Obligations of any Series, or the Shared Collateral subject to any Lien securing the First Lien Priority Obligations of any Series, it may request that such information be furnished to it in writing by each other Authorized Representative or Collateral Agent and shall be entitled to make such determination or not make any determination on the basis of the information so furnished; provided, however, that if an Authorized Representative or a Collateral Agent shall fail or refuse reasonably promptly to provide the requested information, the requesting Collateral Agent or Authorized Representative shall be entitled to make any such determination by such method as it may, in the exercise of its good faith judgment, determine, including by reliance upon a certificate of the Company. Each Collateral Agent and each Authorized Representative may rely conclusively, and shall be fully protected in so relying, on any determination made by it in accordance with the provisions of the preceding sentence (or as otherwise directed by a court of competent jurisdiction) and shall have no liability to any Grantor, any First Lien Priority Secured Party or any other person as a result of such determination.

ARTICLE IV

The Controlling Agent

SECTION 4.01.    Authority.

(a)Notwithstanding any other provision of this Agreement, nothing herein shall be construed to impose any fiduciary or other duty on any Controlling Agent to any Non-Controlling Secured Party or give any Non-Controlling Secured Party the right to direct any Controlling Agent, except that each Controlling Agent shall be obligated to distribute proceeds of any Shared Collateral in accordance with Section 2.01 hereof.

(b)In furtherance of the foregoing, each Non-Controlling Secured Party acknowledges and agrees that the Controlling Agent shall be entitled, for the benefit of the First Lien Priority Secured Parties, to sell, transfer or otherwise dispose of or deal with any Shared Collateral as provided herein and in the First Lien Priority Security Documents, as applicable, pursuant to which the Controlling Agent is the collateral agent for such Shared Collateral, without regard to any rights to which the Non-Controlling Secured Parties would otherwise be entitled as a result of the First Lien Priority Obligations held by such Non-Controlling Secured Parties. Without limiting the foregoing, each Non-Controlling Secured Party agrees that neither the Controlling Agent nor any other First Lien Priority Secured Party shall have any duty or obligation first to marshal or realize upon any type of Shared Collateral (or any other Collateral securing any of the First Lien Priority Obligations), or to sell, dispose of or otherwise liquidate all or any portion of such Shared Collateral (or any other Collateral securing any First Lien Priority Obligations), in any manner that would maximize the return to the Non-Controlling Secured Parties, notwithstanding that the order and timing of any such realization, sale, disposition or liquidation may affect the amount of proceeds actually received by the Non-Controlling Secured Parties from such realization, sale, disposition or liquidation. Each of the First Lien Priority Secured Parties waives any claim it may now or hereafter have against any Collateral Agent or the Authorized Representative of any other Series of First Lien Priority Obligations or any other First Lien Priority Secured Party of any other Series arising out of (i) any actions which any Collateral Agent, Authorized Representative or the First Lien Priority Secured Parties take or omit to take (including, actions with respect to the creation, perfection or continuation of Liens on any Collateral, actions with respect to the foreclosure upon, sale, release or depreciation of, or failure to realize upon, any of the Collateral and actions with respect to the collection of any claim for all or any part of the First Lien Priority Obligations from any account debtor, guarantor or any other party) in accordance with the First Lien Priority Security Documents or any other agreement related thereto or to the collection of the First Lien Priority Obligations or the valuation, use, protection or release of any security for the First Lien Priority Obligations, (ii) any election by the Controlling Agent or any holders of First Lien Priority Obligations, in any proceeding instituted under the Bankruptcy Code, of the application of Section 1111(b) of the Bankruptcy Code or (iii) subject to Section 2.05, any borrowing by, or grant of a security interest or administrative expense priority under Section 364 of the Bankruptcy Code or any equivalent provision of any other Bankruptcy Law, by the Company or any of its Subsidiaries, as debtor-in-possession. Notwithstanding any other provision of this Agreement, the Controlling Agent shall not accept any Shared Collateral in full or partial satisfaction of any First Lien Priority Obligations pursuant to Section 9-620 of the Uniform

Commercial Code of any jurisdiction, without the consent of each Authorized Representative representing holders of First Lien Priority Obligations for whom such Collateral constitutes Shared Collateral.

SECTION 4.02.    Power of Attorney – Foreign Security Documents.

Subject to Section 4.01, each Collateral Agent hereby gives the Controlling Agent an irrevocable power of attorney, with the right of substitution, to perform all acts, including acts of disposition, on behalf of that Collateral Agent which that Collateral Agent is entitled to exercise or perform under the First Lien Priority Security Documents governed by non-U.S. law (the “Foreign Security Documents”), the performance of which acts, in the sole opinion of the Controlling Agent, is reasonably necessary or beneficial to have the full benefit of its rights and entitlements under this Agreement with respect to the Collateral encumbered by such Foreign Security Documents, in each case in accordance with and within the limits of the relevant Foreign Security Documents. In acting on behalf of a Collateral Agent pursuant to this power of attorney with respect to the Foreign Security Documents, the Controlling Agent may act as counterparty of that Collateral Agent.

ARTICLE V

Miscellaneous

SECTION 5.01. Notices. All notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:
(a)If to the Company or any other Grantor: Diebold Nixdorf, Incorporated
5995 Mayfair Road
PO Box 3077
North Canton, Ohio 44720 Telecopy No: (330) 490-4450 Attention: James Barna

With a copy to (which copy shall be delivered as an accommodation and shall not be required to be delivered in satisfaction of any requirement hereof):

Sullivan & Cromwell LLP 125 Broad Street
New York, New York 10004 Telecopy No: (212) 558-3588
Confirmation No: (212) 558-4000 Attention: Ari Blaut

(b)If to the Superpriority Credit Agreement Administrative Agent, to the address below (or at such other address as shall be designated by it in a written notice to the Company):

GLAS USA LLC
Address: 3 Second Street, Suite 206 Jersey City, NJ 07311
Attention: Transaction Management Telephone: +1 (201) 839 2181
Email: TMGUS@glas.agency; clientservices.americas@glas.agency

With a copy to (which copy shall be delivered as an accommodation and shall not be required to be delivered in satisfaction of any requirement hereof):

White & Case LLP
Address: 1221 Avenue of the Americas New York, NY 10020-1095
Attention: Rob Bennett and Viktor Braun
Email: rbennett@whitecase.com and viktor.braun@whitecase.com

(c)If to the Superpriority Credit Agreement Collateral Agent, to the address below (or at such other address as shall be designated by it in a written notice to the Company):

GLAS Americas LLC
Address: 3 Second Street, Suite 206 Jersey City, NJ 07311
Attention: Transaction Management Telephone: +1 (201) 839 2181
Email: TMGUS@glas.agency; clientservices.americas@glas.agency

With a copy to (which copy shall be delivered as an accommodation and shall not be required to be delivered in satisfaction of any requirement hereof):

White & Case LLP
Address: 1221 Avenue of the Americas New York, NY 10020-1095
Attention: Rob Bennett and Viktor Braun
Email: rbennett@whitecase.com and viktor.braun@whitecase.com

(d)If to the 2025 U.S. Notes Trustee, to the address below (or at such other address as shall be designated by it in a written notice to the Company):

U.S. Bank Trust Company, National Association 1350 Euclid Avenue, Suite 1100
Cleveland, Ohio 44115 CN-OH-RN11 Attention: David A. Schlabach
Email: david.schlabach@usbank.com

(e)If to the 2025 U.S. Notes Collateral Agent, to the address below (or at such other address as shall be designated by it in a written notice to the Company):

GLAS Americas LLC
Address: 3 Second Street, Suite 206 Jersey City, NJ 07311
Attention: Transaction Management Telephone: +1 (201) 839 2181
Email: TMGUS@glas.agency; clientservices.americas@glas.agency

With a copy to (which copy shall be delivered as an accommodation and shall not be required to be delivered in satisfaction of any requirement hereof):

White & Case LLP
Address: 1221 Avenue of the Americas New York, NY 10020-1095
Attention: Rob Bennett and Viktor Braun
Email: rbennett@whitecase.com and viktor.braun@whitecase.com

(f)If to the 2025 E.U. Notes Trustee, to the address below (or at such other address as shall be designated by it in a written notice to the Company):

U.S. Bank Trust Company, National Association 1350 Euclid Avenue, Suite 1100
Cleveland, Ohio 44115 CN-OH-RN11 Attention: David A. Schlabach
Email: david.schlabach@usbank.com

(g)If to the 2025 E.U. Notes Collateral Agent, to the address below (or at such other address as shall be designated by it in a written notice to the Company):

GLAS Americas LLC
Address: 3 Second Street, Suite 206 Jersey City, NJ 07311
Attention: Transaction Management Telephone: +1 (201) 839 2181
Email: TMGUS@glas.agency; clientservices.americas@glas.agency

With a copy to (which copy shall be delivered as an accommodation and shall not be required to be delivered in satisfaction of any requirement hereof):

White & Case LLP
Address: 1221 Avenue of the Americas New York, NY 10020-1095
Attention: Rob Bennett and Viktor Braun
Email: rbennett@whitecase.com and viktor.braun@whitecase.com

(h)If to the 2025 Credit Agreement Administrative Agent, to the address below (or at such other address as shall be designated by it in a written notice to the Company):

Address for Notices for matters other than Foreign Currency Advances: 131 South Dearborn St., Floor 04
Chicago, IL, 60603-5506
Attention: Loan and Agency Servicing Email: jpm.agency.cri@jpmorgan.com
Agency Withholding Tax Inquiries:
Email: agency.tax.reporting@jpmorgan.com
Agency Compliance/Financials/Intralinks:
Email: covenant.compliance@jpmchase.com
Address for Notices for matters relating to Foreign Currency Advances: JPMorgan Chase Bank
25 Bank Street, Canary Wharf, London, E14 5JP U.K.
Attention: Alston Lobo and Mengkang Pan; Loan and Agency Telecopy: +44 (0) (207) 777-2360
Telephone: +44 (0) (207) 742-1000 (switchboard)
Email: loan_and_agency_london@jpmorgan.com

(i)If to the 2025 Credit Agreement Collateral Agent, to the address below (or at such other address as shall be designated by it in a written notice to the Company):

GLAS Americas LLC
Address: 3 Second Street, Suite 206 Jersey City, NJ 07311
Attention: Transaction Management Telephone: +1 (201) 839 2181
Email: TMGUS@glas.agency; clientservices.americas@glas.agency

With a copy to (which copy shall be delivered as an accommodation and shall not be required to be delivered in satisfaction of any requirement hereof):

White & Case LLP
Address: 1221 Avenue of the Americas New York, NY 10020-1095
Attention: Rob Bennett and Viktor Braun
Email: rbennett@whitecase.com and viktor.braun@whitecase.com

(j)If to the 2023 Credit Agreement Administrative Agent, to the address below (or at such other address as shall be designated by it in a written notice to the Company):

Address for Notices for matters other than Foreign Currency Advances: 131 South Dearborn St., Floor 04
Chicago, IL, 60603-5506
Attention: Loan and Agency Servicing Email: jpm.agency.cri@jpmorgan.com
Agency Withholding Tax Inquiries:
Email: agency.tax.reporting@jpmorgan.com
Agency Compliance/Financials/Intralinks:
Email: covenant.compliance@jpmchase.com
Address for Notices for matters relating to Foreign Currency Advances: JPMorgan Chase Bank
25 Bank Street, Canary Wharf, London, E14 5JP U.K.
Attention: Alston Lobo and Mengkang Pan; Loan and Agency Telecopy: +44 (0) (207) 777-2360
Telephone: +44 (0) (207) 742-1000 (switchboard)
Email: loan_and_agency_london@jpmorgan.com
(k)If to any other Additional Authorized Representative, to it at the address set forth in the applicable Joinder Agreement.

Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt (if a Business Day) and on the next Business Day thereafter (in all other cases) if delivered by hand or overnight courier service or sent by telecopy or on the date three Business Days after dispatch by certified or registered mail if mailed, in each case delivered, sent or mailed (properly addressed) to such party as provided in this Section 5.01 or in accordance with the latest unrevoked direction from such party given in accordance with this Section 5.01. As agreed to in writing among each Collateral Agent and each Authorized Representative from time to time, notices and other communications may also be delivered by e-mail to the e-mail address of a representative of the applicable Person provided from time to time by such Person. Each of the Initial Additional Authorized Representatives agrees to accept and act upon instructions or directions pursuant to this Agreement sent by unsecured e-mail, facsimile transmission or other similar unsecured electronic methods. Each of the Initial Additional Authorized Representatives shall not be liable for any losses, costs or expenses arising directly or indirectly from such Initial Additional Authorized Representative’s reliance upon and compliance with such instructions notwithstanding such instructions conflict or are inconsistent with a subsequent written instruction. The party providing electronic instructions agrees to assume all risks arising out of the use of such electronic methods to submit instructions and directions to any Initial Additional Authorized Representative, including without limitation the risk of such Initial Additional Authorized Representative acting on unauthorized instructions, and the risk or interception and misuse by third parties.

SECTION 5.02.    Waivers; Amendment; Joinder Agreements.

(a)No failure or delay on the part of any party hereto in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the parties hereto are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any party therefrom shall in any event be effective unless the same shall be permitted by Section 5.02(b), and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any party hereto in any case shall entitle such party to any other or further notice or demand in similar or other circumstances.

(b)Neither this Agreement nor any provision hereof may be terminated, waived, amended or modified (other than pursuant to any Joinder Agreement) except pursuant to an agreement or agreements in writing entered into by each Authorized Representative and each Collateral Agent (and with respect to any such termination, waiver, amendment or modification which by the terms of this Agreement requires the Company’s consent or which increases the obligations or reduces the rights of the Company or any other Grantor, with the consent of the Company).

(c)Notwithstanding the foregoing, without the consent of any First Lien Priority Secured Party, any Authorized Representative may become a party hereto by execution and delivery of a Joinder Agreement in accordance with Section 5.15 and upon such execution and delivery, such Authorized Representative and the Additional First Lien Priority Secured Parties and Additional First Lien Priority Obligations of the Series for which such Authorized Representative is acting shall be subject to the terms hereof and the terms of the Additional First Lien Priority Security Documents applicable thereto.

(d)Notwithstanding the foregoing, without the consent of any other Authorized Representative or First Lien Priority Secured Party, the Collateral Agents may effect amendments and modifications to this Agreement (which may be in the form of an amendment and restatement) to the extent necessary to reflect any incurrence of any Additional First Lien Priority Obligations in compliance with the Superpriority Credit Agreement and the other Secured Credit Documents.

SECTION 5.03. Termination. Upon the Discharge of the 2023 Credit Agreement Obligations, this Agreement (including all provisions, consents and agreements herein) shall automatically terminate without notice to or action by any party hereto or any other Person, and shall cease to be in any force or effect in any and all respects.

SECTION 5.04. Parties in Interest. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, as well as the other First Lien Priority Secured Parties, all of whom are intended to be bound by, and to be third party beneficiaries of, this Agreement.

SECTION 5.05. Survival of Agreement. All covenants, agreements, representations and warranties made by any party in this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement.

SECTION 5.06. Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

SECTION 5.07. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 5.08. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 5.09. Submission to Jurisdiction Waivers; Consent to Service of Process. Each Collateral Agent and each Authorized Representative, on behalf of itself and the First Lien Priority Secured Parties of the Series for whom it is acting, irrevocably and unconditionally:

(a)submits for itself and its property in any legal action or proceeding relating to this Agreement and the First Lien Priority Security Documents, or for recognition and enforcement of any judgment in respect thereof, to the exclusive jurisdiction of the United States District Court for the Southern District of New York sitting in the Borough of Manhattan (or if such court lacks subject matter jurisdiction, the Supreme Court of the State of New York sitting in the Borough of Manhattan), and any appellate court from any thereof; provided that nothing contained herein will prevent any Collateral Agent or First Lien Priority Secured Parties from bringing any action to enforce any award or judgment or exercise any right under the First Lien Priority Security Documents or against any Collateral or any other property of any Grantor in accordance with the terms hereof in any other forum in which jurisdiction can be established;

(b)consents that any such action or proceeding may be brought in such courts and waives any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in Section 5.09(a);

(c)agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Person (or its Authorized Representative) at the address set forth in Section 5.01;

(d)agrees that nothing herein shall affect the right of any other party hereto (or any First Lien Priority Secured Party) to effect service of process in any other manner permitted by law or shall limit the right of any party hereto (or any First Lien Priority Secured Party) to sue in any other jurisdiction; and

(e)waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 5.09 any special, exemplary, punitive or consequential damages.

SECTION 5.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR FOR ANY COUNTERCLAIM THEREIN.

SECTION 5.11. Headings. Article, Section and Annex headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 5.12.    Conflicts.

(a)In the event of any conflict or inconsistency between the provisions of this Agreement and the provisions of any of the First Lien Priority Security Documents (other than, for the avoidance of doubt, the Multi Lien Intercreditor Agreement, Junior Lien Pari Passu Intercreditor Agreement and, as between the holders of the ABL Obligations (as defined in the ABL Intercreditor Agreement) on the one side, and the holders of the Term Debt Obligations (as defined in the ABL Intercreditor Agreement) on the other side, the ABL Intercreditor Agreement) or any of the other Secured Credit Documents, the provisions of this Agreement shall control.

(b)In the event of any conflict between the provisions of this Agreement and the Non- Released Multi Lien Intercreditor Agreement, the Non-Released Multi Lien Intercreditor Agreement shall control and govern. In the event of any conflict between the provisions of this Agreement and the agreements in the ABL Intercreditor Agreement among the holders of ABL Obligations and Term Debt Obligations (each as defined in the ABL Intercreditor Agreement), the provisions of the ABL Intercreditor Agreement shall control and govern.

SECTION 5.13. Provisions Solely to Define Relative Rights. The provisions of this Agreement are and are intended solely for the purpose of defining the relative rights of the First Lien Priority Secured Parties in relation to one another. None of the Company, any other Grantor or any other creditor thereof shall have any rights or obligations hereunder, except as expressly provided in this Agreement (provided that nothing in this Agreement (other than Sections 2.04, 2.05, 2.08, 2.09, 2.10 or Article V) is intended to or will amend, waive or otherwise modify the provisions of the Superpriority Credit Agreement or any Additional First Lien Priority Documents), and none of the Company or any other Grantor may rely on the terms hereof (other than Sections 2.04, 2.05, 2.08, 2.09, 2.10 and Article V). Nothing in this Agreement is intended to or shall impair the obligations of any Grantor, which are absolute and unconditional, to pay the First Lien Priority Obligations as and when the same shall become due and payable in accordance with their terms.

SECTION 5.14. Application of Proceeds. Any Shared Collateral, proceeds thereof, payment with respect thereto or distribution in respect of a claim secured thereby received by the Controlling Agent in accordance with the Junior Lien Pari Passu Intercreditor Agreement shall be applied by the Controlling Agent in accordance with the terms of the Multi Lien Intercreditor Agreement, Junior Lien Pari Passu Intercreditor Agreement and, as between the holders of the

ABL Obligations (as defined in the ABL Intercreditor Agreement) on the one side, and the holders of the Term Debt Obligations (as defined in the ABL Intercreditor Agreement) on the other side, the ABL Intercreditor Agreement.

SECTION 5.15. Additional First Lien Debt. To the extent, but only to the extent permitted by the provisions of the Superpriority Credit Agreement and the Additional First Lien Priority Documents, the Company may incur additional indebtedness after the date hereof that is permitted by the Superpriority Credit Agreement and the Additional First Lien Priority Documents to be incurred and secured on an equal and ratable basis by the Liens securing the First Lien Priority Obligations (such indebtedness referred to as “Additional First Lien Debt”). Any such Additional First Lien Debt may be secured by a Lien and may be Guaranteed by the Grantors on a junior basis, in each case under and pursuant to the Additional First Lien Priority Documents, if and subject to the condition that the Authorized Representative of any such Additional First Lien Debt, acting on behalf of the holders of such Additional First Lien Debt (such Authorized Representative and holders in respect of any Additional First Lien Debt being referred to as the “Additional First Lien Debt Parties”), becomes a party to this Agreement by satisfying the conditions set forth in clauses
(i) through (iv) of the immediately succeeding paragraph.

In order for an Additional First Lien Debt Representative to become a party to this Agreement,

(i)such Additional First Lien Debt Representative, each Collateral Agent, each Authorized Representative and each Grantor shall have executed and delivered an instrument substantially in the form of Annex II (with such changes as may be reasonably approved by such Collateral Agent and Additional First Lien Debt Representative) pursuant to which such Additional First Lien Debt Representative becomes an Authorized Representative hereunder, and the Additional First Lien Debt in respect of which such Additional First Lien Debt Representative is the Authorized Representative and the related Additional First Lien Debt Parties become subject hereto and bound hereby;

(ii)the Company shall have (x) delivered to each Collateral Agent true and complete copies of each of the Additional First Lien Priority Documents relating to such Additional First Lien Debt, certified as being true and correct by an Authorized Officer of the Company and (y) identified in a certificate of an authorized officer the obligations to be designated as Additional First Lien Priority Obligations and the initial aggregate principal amount or face amount thereof;

(iii)all filings, recordations and/or amendments or supplements to the First Lien Priority Security Documents necessary or desirable in the reasonable judgment of the Additional First Lien Debt Representative to create and perfect the Liens securing the relevant obligations relating to such Additional First Lien Debt shall have been made, executed and/or delivered (or, with respect to any such filings or recordations, acceptable provisions to perform such filings or recordations shall have been taken in the reasonable judgment of the Additional First Lien Debt Representative), and all fees and taxes in connection therewith shall have been paid (or acceptable provisions to make such payments have been taken in the reasonable judgment of the Additional First Lien Debt Representative); and

(iv)the Additional First Lien Priority Documents, as applicable, relating to such Additional First Lien Debt shall provide, in a manner reasonably satisfactory to each Collateral Agent, that each Additional First Lien Debt Party with respect to such Additional First Lien Debt will be subject to and bound by the provisions of this Agreement in its capacity as a holder of such Additional First Lien Debt.

Each Authorized Representative acknowledges and agrees that upon execution and delivery of a Joinder Agreement substantially in the form of Annex II by an Additional First Lien Debt Representative and each Grantor in accordance with this Section 5.15, the Initial Additional Authorized Representative will continue to act in its capacity as Major Non-Controlling Authorized Representative in respect of the then existing Authorized Representatives (other than the Superpriority Credit Agreement Agent) and such additional Authorized Representative.

SECTION 5.16. Agent Capacities. Except as expressly provided herein or in the Superpriority Credit Agreement Collateral Documents, GLAS USA LLC is acting not in its individual capacity but solely in the capacity of Administrative Agent solely for the Superpriority Credit Agreement Secured Parties. Except as expressly provided herein or in the Additional First Lien Priority Security Documents, (a) U.S. Bank Trust Company, National Association, is acting not in its individual capacity but solely in the capacity of Trustee solely for (i) the 2025 U.S. Notes Secured Parties and (ii) the 2025 E.U. Notes Secured Parties, as applicable, (b) JPMorgan Chase Bank, N.A., is acting not in its individual capacity but solely in the capacity of Administrative Agent for (i) the 2025 Credit Agreement Secured Parties and (ii) the 2023 Credit Agreement Secured Parties, (c) JPMorgan Chase Bank, N.A., is acting not in its individual capacity but solely in the capacity of Collateral Agent for the 2023 Credit Agreement Secured Parties and (d) GLAS Americas LLC is acting in the capacity of Collateral Agent for (i) the 2025 Credit Agreement Secured Parties, (ii) the 2025 U.S. Notes Secured Parties, and (iii) the 2025 E.U. Notes Secured Parties, as applicable, and in no event shall U.S. Bank Trust Company, National Association, JPMorgan Chase Bank, N.A. or GLAS Americas LLC incur any liability in connection with this Agreement or be personally liable for or on account of the statements, representations, warranties, covenants or obligations stated to be those of any Initial Additional Authorized Representative or any Additional First Lien Priority Secured Party hereunder, all such liability, if any, being expressly waived by the parties hereto and any person claiming by, through or under such party. Except as expressly set forth herein, none of the Superpriority Credit Agreement Agent or the Major Non-Controlling Authorized Representative shall have any duties or obligations in respect of any of the Collateral, all of such duties and obligations, if any, being subject to and governed by the applicable Secured Credit Documents.

SECTION 5.17. Integration. This Agreement together with the other Secured Credit Documents and the First Lien Priority Security Documents represents the agreement of each of the Grantors and the First Lien Priority Secured Parties with respect to the subject matter hereof and there are no promises, undertakings, representations or warranties by any Grantor, the Superpriority Credit Agreement Agent, or any other First Lien Priority Secured Party relative to the subject matter hereof not expressly set forth or referred to herein or in the other Secured Credit Documents or the First Lien Priority Security Documents.

SECTION 5.18. Successors. For the avoidance of doubt, any successor administrative agent, collateral agent or trustee appointed under any Series of First Lien Priority Obligations may replace the applicable Authorized Representative hereunder with respect to such series of First Lien Priority Obligations by executing a counterpart signature page hereto and delivering such signature page to each party hereto.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

GLAS USA LLC, as Administrative Agent for the Superpriority Credit Agreement Secured Parties
By:
Name:
Title:

[Signature Page to First Lien Pari Passu Intercreditor Agreement]

GLAS Americas LLC, as Collateral Agent for the Superpriority Credit Agreement Secured Parties
By:
Name:
Title:

[Signature Page to First Lien Pari Passu Intercreditor Agreement]

JPMorgan Chase Bank, N.A., as Administrative Agent for the 2025 Credit Agreement Secured Parties and as Initial Additional Authorized Representative
By:
Name:
Title:

[Signature Page to First Lien Pari Passu Intercreditor Agreement]

GLAS Americas LLC, as Collateral Agent for the 2025 Credit Agreement Secured Parties and as Initial Additional Authorized Representative
By:
Name:
Title:

[Signature Page to First Lien Pari Passu Intercreditor Agreement]

U.S. Bank Trust Company, National Association, as Trustee for the 2025 U.S. Notes Secured Parties and as Initial Additional Authorized Representative
By:
Name:
Title:

[Signature Page to First Lien Pari Passu Intercreditor Agreement]

GLAS Americas LLC, as Collateral Agent for the 2025 U.S. Notes Secured Parties and as Initial Additional Authorized Representative
By:
Name:
Title:

[Signature Page to First Lien Pari Passu Intercreditor Agreement]

U.S. Bank Trust Company, National Association, as Trustee for the 2025 E.U. Notes Secured Parties and as Initial Additional Authorized Representative
By:
Name:
Title:

[Signature Page to First Lien Pari Passu Intercreditor Agreement]

GLAS Americas LLC, as Collateral Agent for the 2025 E.U. Notes Secured Parties and as Initial Additional Authorized Representative
By:
Name:
Title:

[Signature Page to First Lien Pari Passu Intercreditor Agreement]

JPMorgan Chase Bank, N.A., as Administrative Agent for the 2023 Credit Agreement Secured Parties and as Initial Additional Authorized Representative
By:
Name:
Title:

[Signature Page to First Lien Pari Passu Intercreditor Agreement]

Diebold Nixdorf, Incorporated
By:
Name:
Title:

Diebold Global Finance Corporation
By:
Name:
Title:

Diebold Holding Company, LLC
By:
Name:
Title:

Diebold SST Holding Company, LLC
By:
Name:
Title:

Diebold Self Service Systems
By:
Name:
Title:

Griffin Technology Incorporated
By:
Name:
Title:

[Signature Page to First Lien Pari Passu Intercreditor Agreement]

ANNEX I

Grantors

Diebold Nixdorf, Incorporated Diebold Global Finance Corporation Diebold Holding Company, LLC Diebold SST Holding Company, LLC Diebold Self-Service Systems
Griffin Technology Incorporated Diebold Nixdorf Dutch Holding B.V.

ANNEX II
[FORM OF] JOINDER NO. [     ] dated as of [ ], 20[ ] to the FIRST LIEN PARI

ANNEX II-1

PASSU INTERCREDITOR AGREEMENT dated as of December 29, 2022 (the “First Lien Pari Passu Intercreditor Agreement”), among Diebold Nixdorf, Incorporated, an Ohio corporation (the “Company”), the other Grantors from time to time party hereto, GLAS USA LLC, as administrative agent under the Superpriority Credit Agreement (in such capacity and together with its successors in such capacity, the “Superpriority Credit Agreement Administrative Agent”), GLAS Americas LLC, as collateral agent under the Superpriority Credit Agreement (in such capacity and together with its successors in such capacity, the “Superpriority Credit Agreement Collateral Agent”), JPMorgan Chase Bank, N.A., as administrative agent under the 2025 Credit Agreement (in such capacity and together with its successors in such capacity, the “2025 Credit Agreement Administrative Agent”), GLAS Americas LLC, as collateral agent under the 2025 Credit Agreement (in such capacity and together with its successors in such capacity, the “2025 Credit Agreement Collateral Agent”), U.S. Bank Trust Company, National Association, as trustee under the 2025 U.S. Notes Indenture (in such capacity and together with its successors in such capacity, the “2025 U.S. Notes Trustee”), GLAS Americas LLC, as collateral agent under the 2025
U.S. Notes Indenture (in such capacity and together with its successors in such capacity, the “2025 U.S. Notes Collateral Agent”), U.S. Bank Trust Company, National Association, as trustee under the 2025 E.U. Notes Indenture (in such capacity and together with its successors in such capacity, the “2025 E.U. Notes Trustee”), GLAS Americas LLC, as collateral agent under the 2025 E.U. Notes Indenture (in such capacity and together with its successors in such capacity, the “2025 E.U. Notes Collateral Agent”), JPMorgan Chase Bank, N.A., as administrative agent under the 2023 Credit Agreement (in such capacity and together with its successors in such capacity, the “2023 Credit Agreement Administrative Agent”), and each additional Authorized Representative from time to time party hereto for the other Additional First Lien Priority Secured Parties of the Series with respect to which it is acting in such capacity.

A.Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the First Lien Pari Passu Intercreditor Agreement.

B.As a condition to the ability of the Company to incur Additional First Lien Priority Obligations and to secure such Additional First Lien Debt with the liens and security interests created by the Additional First Lien Priority Security Documents, the Additional First Lien Debt Representative in respect of such Additional First Lien Debt is required to become an Authorized Representative, and such Additional First Lien Debt and the Additional First Lien Debt Parties in respect thereof are required to become subject to and bound by, the First Lien Pari Passu Intercreditor Agreement. Section 5.15 of the First Lien Pari Passu Intercreditor Agreement provides that such Additional First Lien Debt Representative may become an Authorized Representative, and such Additional First Lien Debt and such Additional First Lien Debt Parties may become subject to and bound by the First Lien Pari Passu Intercreditor Agreement upon the execution and delivery by the First Lien Debt Class Representative of an instrument in the form of this Joinder Agreement and the satisfaction of the other conditions set forth in Section 5.15 of the First Lien Pari Passu Intercreditor Agreement. The undersigned Additional First Lien Debt Representative (the “New Representative”) is executing this Joinder Agreement in accordance with the requirements of the First Lien Pari Passu Intercreditor Agreement and the First Lien Priority Security Documents.

ANNEX II-2

Accordingly, each Authorized Representative and the New Representative agree as follows:

SECTION 1. In accordance with Section 5.15 of the First Lien Pari Passu Intercreditor Agreement, the New Representative by its signature below becomes an Authorized Representative under, and the related Additional First Lien Debt and Additional First Lien Debt Parties become subject to and bound by, the First Lien Pari Passu Intercreditor Agreement with the same force and effect as if the New Representative had originally been named therein as an Authorized Representative and the New Representative, on its behalf and on behalf of such Additional First Lien Debt Parties, hereby agrees to all the terms and provisions of the First Lien Pari Passu Intercreditor Agreement applicable to it as Authorized Representative and to the Additional First Lien Debt Parties that it represents as Additional First Lien Priority Secured Parties. Each reference to an “Authorized Representative” in the First Lien Pari Passu Intercreditor Agreement shall be deemed to include the New Representative. The First Lien Pari Passu Intercreditor Agreement is hereby incorporated herein by reference.

SECTION 2. The New Representative represents and warrants to each Authorized Representative and the other First Lien Priority Secured Parties, individually, that (i) it has full power and authority to enter into this Joinder, in its capacity as [trustee/administrative agent and] collateral agent, (ii) this Joinder has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms and (iii) the Additional First Lien Priority Documents relating to such Additional First Lien Debt provide that, upon the New Representative’s entry into this Agreement, the Additional First Lien Debt Parties in respect of such Additional First Lien Debt will be subject to and bound by the provisions of the First Lien Pari Passu Intercreditor Agreement as Additional First Lien Priority Secured Parties.

SECTION 3. This Joinder may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Joinder shall become effective when each Authorized Representative shall have received a counterpart of this Joinder that bears the signatures of the New Representative. Delivery of an executed signature page to this Joinder by facsimile transmission shall be effective as delivery of a manually signed counterpart of this Joinder.

SECTION 4. Except as expressly supplemented hereby, the First Lien Pari Passu Intercreditor Agreement shall remain in full force and effect.

SECTION 5. THIS JOINDER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 6. In case any one or more of the provisions contained in this Joinder should be held invalid, illegal or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the First Lien Pari Passu Intercreditor Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or

ANNEX II-3

unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 5.01 of the First Lien Pari Passu Intercreditor Agreement. All communications and notices hereunder to the New Representative shall be given to it at its address set forth below its signature hereto.

SECTION 8. The Company agrees to reimburse each Authorized Representative for its reasonable out-of-pocket expenses in connection with this Joinder, including the reasonable fees, other charges and disbursements of counsel.

IN WITNESS WHEREOF, the New Representative has duly executed this Joinder to the First Lien Pari Passu Intercreditor Agreement as of the day and year first above written.

[NAME OF NEW REPRESENTATIVE], as [ ] and as collateral agent for the holders of [ ],
By:
Name:
Title:

Address for notices:

attention of: Telecopy:

ANNEX II-4

Acknowledged by:

GLAS USA LLC, as the Superpriority Credit Agreement Agent and Authorized Representative,
By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., as the Initial Additional Authorized Representative,
By:
Name:
Title:

[OTHER AUTHORIZED REPRESENTATIVES] [COMPANY]

By:             Name:
Title: [GRANTOR]

By:             Name:
Title:

[THE OTHER GRANTORS,]

By:             Name:
Title:

ANNEX II-5

Schedule I to the Supplement to the
First Lien Pari Passu Intercreditor Agreement Grantors

Schedule I-1

EXHIBIT H [FORM OF] NON-RELEASED MULTI LIEN INTERCREDITOR AGREEMENT

#96335426v19

NON-RELEASED MULTI LIEN INTERCREDITOR AGREEMENT

by and among Diebold Nixdorf, Incorporated, the other Grantors party hereto,
GLAS USA LLC,
as Administrative Agent for the Superpriority Secured Parties and as a First Priority Representative,

GLAS Americas LLC,
as Collateral Agent for the Superpriority Secured Parties and as a First Priority Representative,

U.S. Bank Trust Company, National Association,
as Trustee for the 2025 U.S. Notes Secured Parties and as a First Priority Representative,

GLAS Americas LLC,
as Collateral Agent for the 2025 U.S. Notes Secured Parties and as a First Priority Representative,

U.S. Bank Trust Company, National Association,
as Trustee for the 2025 E.U. Notes Secured Parties and as a First Priority Representative,

GLAS Americas LLC,
as Collateral Agent for the 2025 E.U. Notes Secured Parties and as a First Priority Representative,

JPMorgan Chase Bank, N.A.,
as Administrative Agent for the 2025 Credit Agreement Secured Parties and as a First Priority Representative,

GLAS Americas LLC,
as Collateral Agent for the 2025 Credit Agreement Secured Parties and as a First Priority Representative,

JPMorgan Chase Bank, N.A.,
as Administrative Agent for the 2023 Credit Agreement Secured Parties and as a First Priority Representative,

U.S. Bank Trust Company, National Association,
as Trustee for the 2026 Notes Secured Parties and as Second Priority Representative,

GLAS Americas LLC,
as Collateral Agent for the 2026 Notes Secured Parties and as Second Priority Representative, and
the other Representatives from time to time party hereto Dated as of December 29, 2022

#96358272v26

This NON-RELEASED MULTI LIEN INTERCREDITOR AGREEMENT, dated as of December
29, 2022 (this “Agreement”), is entered into by and among:

(i)GLAS USA LLC, as administrative agent under the Superpriority Credit Agreement (as defined below) (in such capacity and together with its successors in such capacity, and as more specifically defined below, the “Superpriority Credit Agreement Administrative Agent”),

(ii)GLAS Americas LLC, as collateral agent under the Superpriority Credit Agreement (as defined below) (in such capacity and together with its successors in such capacity, and as more specifically defined below, the “Superpriority Credit Agreement Collateral Agent”),

(iii)U.S. Bank Trust Company, National Association, as trustee under the 2025 U.S. Notes Indenture (as defined below) (in such capacity and together with its successors in such capacity, and as more specifically defined below, the “2025 U.S. Notes Trustee”),

(iv)GLAS Americas LLC, as collateral agent under the 2025 U.S. Notes Indenture (as defined below) (in such capacity and together with its successors in such capacity, and as more specifically defined below, the “2025 U.S. Notes Collateral Agent”),

(v)U.S. Bank Trust Company, National Association, as trustee under the 2025 E.U. Notes Indenture (as defined below) (in such capacity and together with its successors in such capacity, and as more specifically defined below, the “2025 E.U. Notes Trustee”),

(vi)GLAS Americas LLC, as collateral agent under the 2025 E.U. Notes Indenture (as defined below) (in such capacity and together with its successors in such capacity, and as more specifically defined below, the “2025 E.U. Notes Collateral Agent”),

(vii)JPMorgan Chase Bank, N.A., as administrative agent under the 2025 Credit Agreement (as defined below) (in such capacity and together with its successors in such capacity, and as more specifically defined below, the “2025 Credit Agreement Administrative Agent”),

(viii)GLAS Americas LLC, as collateral agent under the 2025 Credit Agreement (as defined below) (in such capacity and together with its successors in such capacity, and as more specifically defined below, the “2025 Credit Agreement Collateral Agent”),

(ix)JPMorgan Chase Bank, N.A., as administrative agent under the 2023 Credit Agreement (as defined below) (in such capacity and together with its successors in such capacity, and as more specifically defined below, the “2023 Credit Agreement Administrative Agent”),

(x)U.S. Bank Trust Company, National Association, as trustee under the 2026 Notes Indenture (as defined below) (in such capacity and together with its successors in such capacity, and as more specifically defined below, the “2026 Notes Trustee”),

(xi)GLAS Americas LLC, as collateral agent for the 2026 Notes Indenture (as defined below) (in such capacity and together with its successors in such capacity, and as more specifically defined below, the “2026 Notes Collateral Agent”),

(xii)and any Additional Second Priority Representative (as defined below) that from time to time becomes a party hereto pursuant to Section 8.09,

(xiii)and acknowledged by Diebold Nixdorf, Incorporated, an Ohio corporation (or any successor thereof, the “Company”) and the other Grantors (as defined below) party hereto.

In consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I DEFINITIONS

Section 1.01. Certain Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“2023 Credit Agreement” means that certain Credit Agreement, dated as of November 23, 2015, by and among the Company, JPMorgan Chase Bank, N.A. as administrative agent, the Subsidiary Borrowers (as defined therein) and the other parties from time to time party thereto, as amended, restated, amended and restated, supplemented or otherwise modified or Refinanced from time to time.

“2023 Credit Agreement Administrative Agent” has the meaning assigned to such term in the preamble of this Agreement and shall include any successor administrative agent as provided in the 2023 Credit Agreement.

“2023 Credit Agreement Collateral” means Collateral (as defined in the 2023 Credit Agreement Security Agreement), excluding, for the avoidance of doubt, any Excluded Assets (as defined in the 2023 Credit Agreement), with respect to which a Lien is granted pursuant to the 2023 Credit Agreement Security Agreement as security for any 2023 Credit Agreement Obligations, which Lien is, at any time of determination, a valid and perfected Lien that has not been avoided, disallowed, set aside, invalidated, or subordinated pursuant to Chapter 5 of the Bankruptcy Code or any similar Bankruptcy Law.

“2023 Credit Agreement Debt Documents” means each credit agreement, loan agreement, note purchase agreement, indenture or other governing agreement with respect to the 2023 Credit Agreement, in each case as amended, restated, amended and restated, supplemented or otherwise modified or Refinanced from time to time.

“2023 Credit Agreement Obligations” means all Obligations (as defined in the 2023 Credit Agreement).

“2023 Credit Agreement Representative” shall mean the 2023 Credit Agreement Administrative Agent, and shall include any successor administrative agent and collateral agent as provided in the 2023 Credit Agreement.

“2023 Credit Agreement Secured Parties” means the Secured Parties (as defined in the 2023 Credit Agreement).

“2023 Credit Agreement Security Agreement” means that certain Security Agreement, dated as of August 12, 2016, by and among the Company, the Subsidiary Pledgors (as defined therein) party thereto and JPMorgan Chase Bank, N.A., as administrative agent, as amended, restated, amended and restated, supplemented or otherwise modified from time to time.

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“2025 Credit Agreement” means that certain credit agreement, dated as of the date hereof, by and among the Company, the 2025 Credit Agreement Representative and the other parties thereto, as amended, restated, amended and restated, supplemented or otherwise modified or Refinanced from time to time.

“2025 Credit Agreement Administrative Agent” has the meaning assigned to such term in the preamble of this Agreement and shall include any successor administrative agent as provided in the 2025 Credit Agreement.

“2025 Credit Agreement Collateral Agent” has the meaning assigned to such term in the preamble of this Agreement and shall include any successor collateral agent as provided in the 2025 Credit Agreement.

“2025 Credit Agreement Representative” shall mean (i) the 2025 Credit Agreement Administrative Agent and (ii) the 2025 Credit Agreement Collateral Agent, as applicable, and shall include any successor administrative agent and collateral agent as provided in the 2025 Credit Agreement.

“2025 Credit Agreement Secured Parties” means the Secured Parties (as defined in the 2025 Credit Agreement).

“2025 E.U. Notes Collateral Agent” has the meaning assigned to such term in the preamble of this Agreement and shall include any successor collateral agent as provided in the 2025 E.U. Notes Indenture.

“2025 E.U. Notes Indenture” means that certain indenture, dated as of July 20, 2020, by and among the Company, Diebold Nixdorf Dutch Holding B.V., as the Dutch Issuer, the Guarantors (as defined therein) party thereto, the 2025 E.U. Notes Trustee, the 2025 E.U. Notes Collateral Agent and the other parties from time to time party thereto, as amended, supplemented or otherwise modified or Refinanced from time to time.

“2025 E.U. Notes Representative” shall mean (i) the 2025 E.U. Notes Trustee and (ii) the 2025
E.U. Notes Collateral Agent, as applicable, and shall include any successor trustee and collateral agent as provided in the 2025 E.U. Notes Indenture.

“2025 E.U. Notes Secured Parties” means the holders of Obligations arising under or in connection with the 2025 E.U. Notes Indenture, in such capacity and the 2025 E.U. Notes Trustee.

“2025 E.U. Notes Trustee” has the meaning assigned to such term in the preamble of this Agreement and shall include any successor trustee as provided in the 2025 E.U. Notes Indenture.

“2025 U.S. Notes Collateral Agent” has the meaning assigned to such term in the preamble of this Agreement and shall include any successor collateral agent as provided in the 2025 U.S. Notes Indenture.

“2025 U.S. Notes Indenture” means that certain indenture, dated as of July 20, 2020, as supplemented as of the date hereof, by and among the Company, the Guarantors (as defined therein) party thereto, the 2025 U.S. Notes Trustee, and the 2025 U.S. Notes Collateral Agent, as amended, supplemented or otherwise modified or Refinanced from time to time.

“2025 U.S. Notes Representative” shall mean (i) the 2025 U.S. Notes Trustee and (ii) the 2025 U.S. Notes Collateral Agent, as applicable, and shall include any successor trustee and collateral agent as provided in the 2025 U.S. Notes Indenture.

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#96358272v26

“2025 U.S. Notes Secured Parties” means the holders of Obligations arising under or in connection with the 2025 U.S. Notes Indenture, in such capacity, and the 2025 U.S. Notes Trustee.

“2025 U.S. Notes Trustee” has the meaning assigned to such term in the preamble of this Agreement and shall include any successor trustee as provided in the 2025 U.S. Notes Indenture.

“2026 Notes Collateral Agent” has the meaning assigned to such term in the preamble of this Agreement and shall include any successor collateral agent as provided in the 2026 Notes Indenture.

“2026 Notes Indenture” means that certain indenture, dated as of the date hereof, by and among the Company, the Subsidiary Guarantors (as defined therein) party thereto, the 2026 Notes Trustee, the 2026 Notes Collateral Agent and the other parties from time to time party thereto, as amended, supplemented or otherwise modified or Refinanced from time to time.

“2026 Notes Representative” shall mean (i) the 2026 Notes Trustee and (ii) the 2026 Notes Collateral Agent, as applicable, and shall include any successor trustee and collateral agent as provided in the 2026 Notes Indenture.

“2026 Notes Secured Parties” means the holders of Obligations arising under or in connection with the 2026 Notes Indenture, in such capacity, and the 2026 Notes Trustee.

“2026 Notes Trustee” has the meaning assigned to such term in the preamble of this Agreement and shall include any successor trustee as provided in the 2026 Notes Indenture.

“ABL Intercreditor Agreement” means that certain Intercreditor Agreement, dated as of the date hereof, by and among JPMorgan Chase Bank, N.A., as administrative agent and collateral agent under the ABL credit agreement referenced therein, GLAS Americas LLC, as European collateral agent under the ABL credit agreement referenced therein, GLAS USA LLC, as administrative agent under the Superpriority Credit Agreement, GLAS Americas LLC, as collateral agent under the Superpriority Credit Agreement, JPMorgan Chase Bank, N.A., as administrative agent under the 2025 Credit Agreement, GLAS Americas LLC, as collateral agent under the 2025 Credit Agreement, U.S. Bank Trust Company, National Association, as trustee under the 2025 U.S. Notes Indenture, GLAS Americas LLC, as collateral agent under the 2025 U.S. Notes Indenture, U.S. Bank Trust Company, National Association, as trustee under the 2025 E.U. Notes Indenture, GLAS Americas LLC, as collateral agent under the 2025 E.U. Notes Indenture, JPMorgan Chase Bank, N.A., as administrative agent under the 2023 Credit Agreement, U.S. Bank Trust Company, National Association, as trustee under the 2026 Notes Indenture, and GLAS Americas LLC, as collateral agent under the 2026 Notes Indenture, as amended, restated, amended and restated, supplemented or otherwise modified from time to time.

“Additional Second Priority Debt Documents” means, with respect to any series, issue or class of Additional Second Priority Obligations, the applicable Additional Second Priority Facility and any notes, security documents and other operative agreements evidencing or governing such Obligations, including any agreement entered into for the purpose of securing such Additional Second Priority Obligations, including, if applicable, the Second Priority Collateral Documents.

“Additional Second Priority Facility” means each credit agreement, loan agreement, note purchase agreement, indenture or other governing agreement with respect to any Additional Second Priority Obligations, in each case as amended, restated, amended and restated, supplemented or otherwise modified or Refinanced from time to time.

4

#96358272v26

“Additional Second Priority Obligations” means all Obligations under and in respect of the Additional Second Priority Debt Documents which are permitted by the then extant First Priority Debt Documents and Second Priority Debt Documents to be secured by the Shared Collateral equally and ratably with, or on the same basis as, the Obligations under and in respect of the 2026 Notes Indenture for purposes of the Second Priority Debt Documents or the Second Priority Collateral Documents.

“Additional Second Priority Representative” means the trustee, administrative agent, collateral agent, security agent or similar agent under an Additional Second Priority Facility (upon and after the initial execution and delivery thereof by the initial parties thereto) that is named as the Additional Second Priority Representative in an Additional Second Priority Representative Joinder Agreement executed and delivered in accordance with Section 8.09, and shall include any successor trustee, administrative agent, collateral agent, security agent or similar agent as provided in such Additional Second Priority Facility.

“Additional Second Priority Representative Joinder Agreement” means a supplement to this Agreement in the form of Exhibit B hereof required to be delivered by an Additional Second Priority Representative to the Superpriority Secured Parties Representative, 2025 U.S. Notes Representative, 2025
E.U. Notes Representative, 2025 Credit Agreement Representative, 2023 Credit Agreement Representative and any other Representatives party hereto pursuant to Section 8.09 in order to include Additional Second Priority Obligations hereunder and to become the Representative hereunder for the Additional Second Priority Secured Parties.

“Additional Second Priority Secured Parties” means the holders of any Additional Second Priority Obligations, in such capacity, and any Additional Second Priority Representative.

“Agreement” has the meaning assigned to such term in the preamble to this Agreement.

“Bankruptcy Code” means Title 11 of the United States Code, as amended.

“Bankruptcy Laws” means the Bankruptcy Code and any other liquidation, conservatorship, bankruptcy, administration, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar federal, state or foreign debtor relief laws of the United States or other applicable jurisdictions from time to time in effect.

“Business Day” means any day except a Saturday, Sunday or other day on which commercial banks in New York City, or where the registered office of each First Priority Representative or each Second Priority Representative is located, are authorized or required by law to close.

“Collateral Documents” means the First Priority Collateral Documents and the Second Priority Collateral Documents.

“Debt Documents” means the First Priority Debt Documents and the Second Priority Debt Documents.

“Designated First Priority Representative” means the Controlling Agent as defined in and determined in accordance with the First Lien Pari Passu Intercreditor Agreement.

“DIP Financing” has the meaning assigned to such term in Section 6.01.

“Discharge” means (i) payment in full in cash of the principal of, interest (including interest accruing on or after the commencement of any Insolvency or Liquidation Proceeding at the rate set forth in the applicable Debt Documents, whether or not allowed or allowable in such proceeding) and premium (if

5

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any) on all applicable Obligations outstanding under the applicable Debt Documents, (ii) payment in full in cash of all other Obligations that are due and payable or otherwise accrued and owing under or in connection with the applicable Debt Documents at or prior to the time such principal and interest are paid or commitments referred to in the following clause (iii) are terminated (other than any contingent obligations for which no demand or claim has been made), and (iii) termination of all other commitments of the applicable Secured Parties to extend credit under the applicable Debt Documents, in each case without giving effect to any limitations on the enforceability thereof, or the enforceability or allowance of the applicable Obligations under applicable Bankruptcy Laws or otherwise (including, without limitation, with respect to interest, fees, or expenses which accrue after the commencement of any Insolvency or Liquidation Proceeding or which would accrue but for the operation of Bankruptcy Laws); with respect to the First Priority Obligations, and the Second Priority Obligations, to the extent otherwise expressly provided in Section 5.06 and Section 6.04.

“Disposition” means any conveyance, sale, lease, assignment, transfer, license or other disposition.

“Enforcement Action” has the meaning assigned to such term in Section 3.01.

“Event of Default” shall mean “Default” or “Event of Default” under any applicable Facility.

“Facility” means each of the First Priority Facilities and the Second Priority Facilities.

“First Lien Pari Passu Intercreditor Agreement” means that certain Intercreditor Agreement, dated as of the date hereof, by and among the Company, GLAS USA LLC, as administrative agent under the Superpriority Credit Agreement, GLAS Americas LLC, as collateral agent under the Superpriority Credit Agreement, GLAS USA LLC, as administrative agent under the First Priority Credit Agreement, GLAS Americas LLC, as collateral agent under the First Priority Credit Agreement, U.S. Bank Trust Company, National Association, as trustee under the 2025 U.S. Notes Indenture, GLAS Americas LLC, as collateral agent under the 2025 U.S. Notes Indenture, U.S. Bank Trust Company, National Association, as trustee under the 2025 E.U. Notes Indenture, GLAS Americas LLC, as collateral agent under the 2025 E.U. Notes Indenture, JPMorgan Chase Bank, N.A., as administrative agent under the 2023 Credit Agreement, U.S. Bank Trust Company, National Association as trustee under the 2026 Notes Indenture, and GLAS Americas LLC, as collateral agent under the 2026 Notes Indenture, as amended, restated, amended and restated, supplemented or otherwise modified from time to time.

“First Priority Collateral” means the 2023 Credit Agreement Collateral with respect to which a Lien is granted to the First Priority Representative pursuant to the First Priority Collateral Documents as security for any First Priority Obligations, which Lien is, at any time of determination, a valid and perfected Lien that has not been avoided, disallowed, set aside, invalidated, or subordinated pursuant to Chapter 5 of the Bankruptcy Code or any similar Bankruptcy Law.

“First Priority Collateral Documents” means the “Security Documents” as defined in the Superpriority Credit Agreement, 2025 U.S. Notes Indenture, 2025 E.U. Notes Indenture, 2025 Credit Agreement, 2023 Credit Agreement and any other documents or instruments granting (or purporting to grant) a Lien on real or personal property to secure any First Priority Obligation or granting rights or remedies with respect to such Liens.

“First Priority Debt Documents” means the First Priority Facilities, the First Priority Collateral Documents, and all other notes, agreements, documents and instruments securing, providing for, evidencing or governing any First Priority Obligations.

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“First Priority Facilities” means the Superpriority Credit Agreement, 2025 U.S. Notes Indenture, 2025 E.U. Notes Indenture, 2025 Credit Agreement and 2023 Credit Agreement.

“First Priority Obligations” means all Obligations under and in respect of the Superpriority Credit Agreement, the 2025 U.S. Notes Indenture, the 2025 E.U. Notes Indenture, the 2025 Credit Agreement and 2023 Credit Agreement.

“First Priority Representative” shall mean (i) with respect to the Obligations under the Superpriority Credit Facility or the holders of Obligations under the Superpriority Credit Facility, the Superpriority Secured Parties Administrative Agent and the Superpriority Secured Parties Collateral Agent, as applicable,
(ii) with respect to the Obligations under the 2025 U.S. Notes Indenture or the holders of Obligations under the 2025 U.S. Notes Indenture, the 2025 U.S. Administrative Agent and the 2025 U.S. Collateral Agent, as applicable, (iii) with respect to the Obligations under the 2025 E.U. Notes Indenture or the holders of Obligations under the 2025 E.U. Notes Indenture, the 2025 E.U. Notes Trustee and the 2025 E.U. Notes Collateral Agent, as applicable, (iv) with respect to the Obligations under the 2025 Credit Agreement or the holders of Obligations under the 2025 Credit Agreement, both the 2025 Credit Agreement Administrative Agent and the 2025 Credit Agreement Collateral Agent, as applicable, and (v) with respect to the Obligations under the 2023 Credit Agreement or the holders of Obligations under the 2023 Credit Agreement, the 2023 Credit Agreement Administrative Agent. References in this Agreement or in any joinder to this Agreement to “the First Priority Representative” or phrases of similar import shall include each and any First Priority Representative, including any successor administrative agent and collateral agent as provided in the First Priority Credit Facility. References in this Agreement or in any joinder to this Agreement to the “the First Priority Representative, on behalf of itself and each other First Priority Secured Party” or phrases of similar import shall include each and any First Priority Representative on behalf of the First Priority Secured Parties for which it serves as a Representative.

“First Priority Secured Parties” means the holders of any First Priority Obligations, in such capacity, and the Superpriority Secured Parties Representative, 2025 U.S. Notes Representative, 2025 E.U. Notes Representative, 2025 Credit Agreement Representative and 2023 Credit Agreement Representative.

“Grantors” means the Company and each Subsidiary that has granted a security interest pursuant to any Collateral Document in respect of the 2023 Credit Agreement Collateral (including any Subsidiary that becomes a party to this Agreement as contemplated by Section 8.07) to secure any Secured Obligations.

“Insolvency or Liquidation Proceeding” means an assignment for the benefit of creditors relating to the Company or any Grantor, whether or not voluntary; or any case commenced by or against the Company or any Grantor under the Bankruptcy Code or any similar Bankruptcy Law, whether or not voluntary; or any proceeding by or against the Company or any Grantor seeking to adjudicate it bankrupt or insolvent, or seeking liquidation, dissolution, marshaling of assets or liabilities, winding up, reorganization, arrangement, adjustment, administration, protection, relief, or composition of it or its debts, in each case, whether or not voluntary and whether or not involving bankruptcy or insolvency, or seeking the entry of an order for relief or the appointment of a receiver, interim receiver, monitor, trustee, administrator or other similar official for it or for any substantial part of its property and assets, whether or not voluntary; or any event or action analogous to or having a substantially similar effect to any of the events or actions set forth in this definition (other than a solvent reorganization) under the law of any jurisdiction applicable to the Company or any Grantor.

“Junior Lien Pari Passu Intercreditor Agreement” means the Junior Lien Pari Passu Intercreditor Agreement, dated as of the date hereof, among the Company, Diebold Nixdorf Holding Germany GmbH, GLAS USA LLC, as administrative agent for the 2025 Credit Agreement Secured Parties, GLAS Americas LLC, as collateral agent for the 2025 Credit Agreement Secured Parties, U.S. Bank Trust Company,

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National Association, as trustee for the 2025 U.S. Notes Secured Parties, GLAS Americas LLC, as collateral agent for the 2025 U.S. Notes Secured Parties, U.S. Bank Trust Company, National Association, as trustee for the 2025 E.U. Notes Secured Parties, and GLAS Americas LLC, as collateral agent for the 2025 E.U. Notes Secured Parties, as amended, restated, amended and restated, supplemented or otherwise modified from time to time.

“Lien” means, any lien, mortgage, pledge, hypothecation, charge, assignment by way of security, security interest, preference, priority, encumbrance, conditional sale or other title retention agreement or other similar lien, in each case of any kind and whether or not filed, recorded or otherwise perfected under applicable law; provided that in no event shall an operating lease be deemed to constitute a Lien.

“Multi Lien Intercreditor Agreement” means that certain intercreditor agreement, dated as of the date hereof, among GLAS USA LLC, as administrative agent for the Superpriority Secured Parties, GLAS Americas LLC, as collateral agent for the Superpriority Secured Parties, U.S. Bank Trust Company, National Association, as trustee for the 2025 U.S. Notes Secured Parties, GLAS Americas LLC, as collateral agent for the 2025 U.S. Notes Secured Parties, U.S. Bank Trust Company, National Association, as trustee for the 2025 E.U. Notes Secured Parties, GLAS Americas LLC, as collateral agent for the 2025
E.U. Notes Secured Parties, JPMorgan Chase Bank, N.A., as administrative agent for the 2025 Credit Agreement Secured Parties, GLAS Americas LLC, as collateral agent for the 2025 Credit Agreement Secured Parties, U.S. Bank Trust Company, National Association, as the trustee for the 2026 Notes Secured Parties, GLAS Americas LLC, as collateral agent for the 2026 Notes Secured Parties, and the other parties thereto, as amended, restated, amended and restated, supplemented or otherwise modified or Refinanced from time to time.

“Obligations” means any principal, interest (including any interest, fees, expenses and other amounts accruing subsequent to the filing of a petition in bankruptcy, reorganization or similar proceeding at the rate provided for in the documentation with respect thereto, whether or not such interest, fees, expenses and other amounts are an allowed or allowable claim under applicable state, federal or foreign law), penalties, fees, indemnifications, reimbursements, damages and other liabilities payable under the documentation governing any indebtedness.

“Officer’s Certificate” has the meaning assigned to such term in Section 8.08.

“Person” means any natural person, corporation, division of a corporation, partnership, limited liability company, trust, joint venture, association, company, estate, unincorporated organization, governmental authority or any agency or political subdivision thereof.

“Pledged or Controlled Collateral” has the meaning assigned to such term in Section 5.05(a).

“Proceeds” means (x) the proceeds of any sale, collection, disposition or other liquidation of Shared Collateral and any payment or distribution made in respect of, or attributable to, the Shared Collateral or the value thereof, including in an Insolvency or Liquidation Proceeding (including, for the avoidance of doubt, any distribution of equity or debt securities or other instruments or any additional or replacement collateral provided during any Insolvency or Liquidation Proceeding) and (y) any amounts received by the First Priority Representative or any First Priority Secured Party from a Second Priority Secured Party in respect of Shared Collateral.

“Purchase Notice” has the meaning assigned to such term in Section 5.07.

“Purchase Price” has the meaning assigned to such term in Section 5.07.

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“Recovery” has the meaning assigned to such term in Section 6.04.

“Refinance” means, in respect of any indebtedness or other obligation, to refinance, extend, renew, defease, amend and restate, restructure, replace, refund or repay, or to issue other indebtedness or other obligation in exchange or replacement for, such indebtedness or other obligation in whole or in part, including by adding or replacing lenders, creditors, agents, borrower and/or guarantors, and including in each case, but not limited to, after the original instrument giving rise to such indebtedness or other obligation has been terminated and including, in each case, through any credit agreement, indenture or other agreement. “Refinancing” shall have a correlative meaning.

“Representative” means any First Priority Representative and any Second Priority Representative.

“Second Priority Collateral” means the 2023 Credit Agreement Collateral with respect to which a Lien is granted to the Second Priority Representative pursuant to the Second Priority Collateral Documents as security for any Second Priority Obligations, which Lien is, at any time of determination, a valid and perfected Lien that has not been avoided, disallowed, set aside, invalidated, or subordinated pursuant to Chapter 5 of the Bankruptcy Code or any similar Bankruptcy Law.

“Second Priority Collateral Documents” means the “Security Documents” as defined in the Second Priority Debt Documents, and any other documents or instruments granting (or purporting to grant) a Lien on real or personal property to secure any Second Priority Obligation or granting rights or remedies with respect to such Liens.

“Second Priority Debt Documents” means the Second Priority Facilities, the Second Priority Collateral Documents, and all other notes, agreements, documents and instruments securing, providing for, evidencing or governing any Second Priority Obligations.

“Second Priority Facilities” means the 2026 Notes Indenture and any Additional Second Priority Facility.

“Second Priority Liens” means the Liens on the Second Priority Collateral in favor of the Second Priority Secured Parties under the Second Priority Collateral Documents (upon and after the initial execution and delivery thereof by the initial parties thereto).

“Second Priority Obligations” means all Obligations under and in respect of the Second Priority Debt Documents.

“Second Priority Representative” means the 2026 Notes Trustee or 2026 Notes Collateral Agent, as applicable, and shall include any successor administrative agent and collateral agent as provided in the 2026 Notes Indenture.

“Second Priority Secured Parties” means the 2026 Notes Secured Parties and any Additional Second Priority Secured Parties.

“Secured Obligations” means the First Priority Obligations and the Second Priority Obligations.

“Secured Parties” means the First Priority Secured Parties and the Second Priority Secured Parties.

“Shared Collateral” means assets that are both First Priority Collateral and Second Priority Collateral.

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“Subsidiary” means, in respect of any specified Person, any corporation, association, partnership or other business entity of which more than 50% of the total voting power of shares of capital stock or other interests (including partnership interests) entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person. Unless specified otherwise, any reference to a “Subsidiary” shall be deemed to be a reference to a Subsidiary of the Company.

“Superpriority Credit Agreement” means that certain credit agreement, dated as of the date hereof, by and among the Company, Diebold Nixdorf Holding Germany GmbH, as Borrower, the Lenders party thereto, the Superpriority Credit Agreement Administrative Agent, the Superpriority Credit Agreement Collateral Agent, and the other parties from time to time party thereto, as amended, restated, amended and restated, supplemented or otherwise modified or Refinanced from time to time.

“Superpriority Credit Agreement Administrative Agent” has the meaning assigned to such term in the preamble of this Agreement and shall include any successor administrative agent as provided in the Superpriority Credit Agreement.

“Superpriority Credit Agreement Collateral Agent” has the meaning assigned to such term in the preamble of this Agreement and shall include any successor collateral agent as provided in the Superpriority Credit Agreement.

“Superpriority Secured Parties” means the holders of Obligations under the Superpriority Credit Agreement.

“Superpriority Secured Parties Representative” shall mean (i) the Superpriority Credit Agreement Administrative Agent and (ii) the Superpriority Credit Agreement Collateral Agent, as applicable,, and shall include any successor collateral agent as provided in the Superpriority Credit Agreement.

“Uniform Commercial Code” or “UCC” means the Uniform Commercial Code (or any similar or equivalent legislation) as in effect in the State of New York; provided that in the event that, by reason of mandatory provisions of law, any or all of the perfection or priority of, or remedies with respect to, any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of New York, the term “Uniform Commercial Code” or “UCC” shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions hereof relating to such perfection, priority or remedies.

Section 1.02. Terms Generally. The definitions of terms in this Agreement shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” The words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights. Unless the context shall otherwise require, the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, and all references herein to Sections and Exhibits shall be deemed references to Sections of, and Exhibits to, this Agreement. All references herein to any Person shall be construed to include such Person’s successors and permitted assigns. Unless otherwise indicated, any reference to any agreement or instrument will be deemed to include a reference to that agreement or instrument as assigned, amended, supplemented, amended and restated, or otherwise modified from time to time or replaced in accordance with the terms of this Agreement.

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ARTICLE II
PRIORITIES AND AGREEMENTS WITH RESPECT TO SHARED COLLATERAL AND OTHER PROPERTY

Section 2.01. Subordination. Notwithstanding (w) the date, time, manner or order of grant, filing or recordation of any document or instrument, actual or alleged avoidance, enforceability, attachment or perfection of any Liens granted to the Second Priority Representative or any other Second Priority Secured Party on the Shared Collateral, or of any Liens granted or purported to be granted to the First Priority Representative or any other First Priority Secured Party on the Shared Collateral (or any actual or alleged defect in any of the foregoing), (x) any provision of the UCC, any applicable law (including any Bankruptcy Law), any Second Priority Debt Document or any First Priority Debt Document, (y) whether the First Priority Representative or the Second Priority Representative, in each case, either directly or through agents, holds possession of, or has control over, all or any part of the Shared Collateral, or (z) any other circumstance whatsoever, the Second Priority Representative, on behalf of itself and each other Second Priority Secured Party, hereby agrees that:

(i)any Lien on the Shared Collateral securing or purporting to secure any First Priority Obligations now or hereafter held by or on behalf of the First Priority Representative or any other First Priority Secured Party or other agent or trustee therefor, regardless of how acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise, shall have priority over and be senior in all respects and prior to any Lien on the Shared Collateral securing or purporting to secure any Second Priority Obligations;

(ii)any Lien on the Shared Collateral securing or purporting to secure any Second Priority Obligations now or hereafter held by or on behalf of the Second Priority Representative, any other Second Priority Secured Parties or any other agent or trustee therefor, regardless of how acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise, shall be junior and subordinate in all respects to all Liens on the Shared Collateral securing or purporting to secure any First Priority Obligations; and

(iii)all Liens on the Shared Collateral securing or purporting to secure any First Priority Obligations shall be and remain senior in all respects and prior to all Liens on the Shared Collateral securing or purporting to secure any Second Priority Obligations for all purposes, whether or not such Liens securing or purporting to secure any First Priority Obligations are subordinated (including by way of equitable subordination) to any Lien securing any other obligation of the Company, any Grantor or any other Person or otherwise subordinated (including by way of equitable subordination), voided, avoided, invalidated or lapsed.

Section 2.02. Nature of First Priority Obligation Claims. The Second Priority Representative, on behalf of itself and each other Second Priority Secured Party, acknowledges that (a) the terms of the First Priority Debt Documents and the First Priority Obligations may be amended, restated, amended and restated, supplemented or otherwise modified, and the First Priority Obligations, or a portion thereof, may be Refinanced from time to time and (b) the aggregate amount of the First Priority Obligations may be increased, in each case, without notice to or consent by the Second Priority Representative or the other Second Priority Secured Parties, and without affecting the provisions hereof, except as otherwise expressly set forth herein or in the Second Priority Debt Documents, as the case may be. The Lien priorities provided for in Section 2.01 shall not be altered or otherwise affected by any amendment, restatement, amendment and restatement, supplement or other modification, or any Refinancing, of the First Priority Obligations, the Second Priority Obligations, or any portion thereof. As between the Company and the other Grantors and the Second Priority Secured Parties, the foregoing provisions will not limit or otherwise affect the

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obligations of the Company and the other Grantors contained in any Second Priority Debt Document with respect to the incurrence of additional First Priority Obligations.

Section 2.03.    Prohibition on Contesting Liens or Claims. (a) The Second Priority Representative, for itself and on behalf of each other Second Priority Secured Party, agrees that it shall not (and hereby waives any right to) challenge or contest or support any other Person in challenging or contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the validity, extent, perfection, priority, allowability or enforceability of any Lien securing, or claim asserted with respect to, any First Priority Obligations held (or purported to be held) by or on behalf of the First Priority Representative or any other First Priority Secured Party or other agent or trustee therefor, and (b) the First Priority Representative, for itself and on behalf of each other First Priority Secured Party, agrees that it shall not (and hereby waives any right to) challenge or contest or support any other Person in challenging or contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the validity, extent, perfection, priority, allowability, or enforceability of any Lien securing, or claim asserted with respect to any Second Priority Obligations held (or purported to be held) by or on behalf of any of the Second Priority Representative or any other Second Priority Secured Party. Notwithstanding the foregoing, no provision in this Agreement shall be construed to prevent or impair the rights of the First Priority Representative or the Second Priority Representative to enforce this Agreement (including the priority of the Liens securing the First Priority Obligations or Second Priority Obligations, in each case as provided in Section 2.01) or any of the First Priority Debt Documents or Second Priority Debt Documents, as applicable.

Section 2.04. Perfection of Liens. Except for the limited agreements of the First Priority Representative pursuant to Section 5.05, none of the First Priority Representative or the other First Priority Secured Parties shall be responsible for perfecting and maintaining the perfection of Liens with respect to the Shared Collateral for the benefit of the Second Priority Representative or the other Second Priority Secured Parties. The Second Priority Representative, for itself and on behalf of each other Second Priority Secured Party, further acknowledges and agrees that neither the First Priority Representative nor any other First Priority Secured Party shall have any duties or other obligations to the Second Priority Secured Parties with respect to any Shared Collateral, other than the limited agreements of the First Priority Representative in Section 5.05, in each case without representation or warranty on the part of the First Priority Representative or any other First Priority Secured Party. Without limiting the foregoing, each Second Priority Secured Party agrees that neither the First Priority Representative nor any other First Priority Secured Party shall have any duty or obligation to marshal or realize upon any type of Shared Collateral (or any other collateral securing the First Priority Obligations), or to sell, dispose of or otherwise liquidate all or any portion of the Shared Collateral (or any other collateral securing the First Priority Obligations), in any manner that would maximize the return to the Second Priority Secured Parties, notwithstanding that the order and timing of any such realization, sale, disposition or liquidation may affect the amount of proceeds actually received by the Second Priority Secured Parties from such realization, sale, disposition or liquidation.

ARTICLE III ENFORCEMENT

Section 3.01.    Exercise of Remedies.

(a)So long as the Discharge of First Priority Obligations has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Company or any other Grantor,
(i) none of the Second Priority Representative or any other Second Priority Secured Party, will (A) initiate any Insolvency or Liquidation Proceeding against any Grantor or any Subsidiary of any Grantor, (B) assert any marshaling, appraisal, valuation or other similar right that may otherwise be available to junior secured creditors, (C) exercise or seek to exercise any rights or remedies (including setoff or recoupment) with

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respect to any Shared Collateral, any other property of any Grantor or any subsidiary of any Grantor, or otherwise in any manner in respect of any Second Priority Obligations, or instituting any action or proceeding with respect to such rights and remedies (including any action of foreclosure), or (D) contest, protest or object to any foreclosure proceeding or other action brought with respect to the Shared Collateral or any other First Priority Collateral or any other property of any Grantor or Subsidiary of any Grantor by the First Priority Representative or any other First Priority Secured Party in respect of the First Priority Obligations, the exercise of any right by the First Priority Representative or any other First Priority Secured Party (or any agent or sub-agent on behalf thereof) in respect of the First Priority Obligations under any lockbox agreement, control agreement, landlord waiver or bailee’s letter or similar agreement or arrangement to which the First Priority Representative or any other First Priority Secured Party either is a party or may have rights as a third party beneficiary, or any other exercise by the First Priority Representative or any other First Priority Secured Party of any rights and remedies relating to the Shared Collateral, of any Grantor or Subsidiary of any Grantor, or otherwise in respect of the First Priority Collateral or the First Priority Obligations (each an “Enforcement Action”), or object to the forbearance by the First Priority Secured Parties from bringing or pursuing any foreclosure proceeding or action or any other exercise of any rights or remedies relating to the Shared Collateral in respect of First Priority Obligations and (ii) except as otherwise provided herein, the Designated First Priority Representative on behalf of the other First Priority Secured Parties shall have the exclusive right to enforce rights, exercise remedies (including setoff, recoupment and the right to credit bid their debt) and make determinations regarding the release, disposition or restrictions with respect to the Shared Collateral or any other First Priority Collateral without any consultation with or the consent of the Second Priority Representative or any other Second Priority Secured Party; provided, however, that (A) in any Insolvency or Liquidation Proceeding commenced by or against the Company or any other Grantor, the Second Priority Representative may file a claim, proof of claim or statement of interest with respect to the Second Priority Obligations in a manner consistent with the terms and conditions of this Agreement, (B) the Second Priority Representative may take any action (not adverse to the prior Liens on the Shared Collateral securing the First Priority Obligations or the rights of the First Priority Representative or the other First Priority Secured Parties to exercise remedies in respect thereof) in order to create, prove, perfect, preserve or protect (but not enforce) its rights in, and perfection and priority of its Lien on, the Shared Collateral, (C) to the extent not inconsistent with or prohibited by this Agreement (including this Section 3.01(a)), the Second Priority Representative and the other Second Priority Secured Parties may exercise their rights and remedies as unsecured creditors, to the extent provided and subject to the restrictions contained in Section 5.04, (D) the Second Priority Representative may exercise the rights and remedies provided for in Section 6.03, and may vote on a proposed plan of reorganization or similar dispositive restructuring plan in any Insolvency or Liquidation Proceeding in accordance with the terms of this Agreement (including Section 6.12), and
(E) the Second Priority Representative and the other Second Priority Secured Parties may file any necessary or appropriate responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any Person objecting to or otherwise seeking the disallowance of the claims or Liens of the Second Priority Secured Parties, in accordance with the terms of this Agreement, in each case in the foregoing clauses (A) through (E), to the extent such action is not inconsistent with the terms of this Agreement. In exercising rights and remedies with respect to the First Priority Collateral, the Designated First Priority Representative may enforce the provisions of the First Priority Debt Documents and exercise remedies thereunder, all in such order and in such manner as it may determine in the exercise of its sole discretion. Such exercise and enforcement shall include the rights of the Designated First Priority Representative to sell or otherwise dispose of Shared Collateral upon foreclosure, to incur expenses in connection with such sale or disposition and to exercise all the rights and remedies of a secured lender under the Uniform Commercial Code of any applicable jurisdiction and of a secured creditor under Bankruptcy Laws of any applicable jurisdiction.

(b)So long as the Discharge of First Priority Obligations has not occurred, the Second Priority Representative, on behalf of itself and each other Second Priority Secured Party, agrees that it will not take

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or receive any Shared Collateral or Proceeds in connection with the exercise of any right or remedy (including setoff or recoupment) with respect to any Second Priority Obligations. Without limiting the generality of the foregoing, unless and until the Discharge of First Priority Obligations has occurred, the sole right of the Second Priority Representative and the other Second Priority Secured Parties with respect to the Shared Collateral is to hold a Lien on the Shared Collateral in respect of Second Priority Obligations pursuant to the Second Priority Debt Documents for the period and to the extent granted therein and to receive a share of the Proceeds thereof, if any, after the Discharge of First Priority Obligations has occurred.

(c)(i) The Second Priority Representative, for itself and on behalf of each other Second Priority Secured Party, agrees that neither it nor any other Second Priority Secured Party will take any action that would hinder, delay or interfere with any exercise of remedies in respect of the Shared Collateral undertaken by the Designated First Priority Representative or any other First Priority Secured Party under the First Priority Debt Documents, including any Disposition of the Shared Collateral, whether by foreclosure or otherwise, and (ii) the Second Priority Representative, for itself and on behalf of each other Second Priority Secured Party, hereby waives any and all rights it or any other Second Priority Secured Party may have as a junior lien creditor or otherwise to object to the manner in which the Designated First Priority Representative or any other First Priority Secured Parties seek to enforce the Liens granted on any of the First Priority Collateral, regardless of whether any action or failure to act by or on behalf of the Designated First Priority Representative or the other First Priority Secured Party is adverse to the interests of the Second Priority Secured Parties.

(d)The Second Priority Representative hereby acknowledges and agrees that no covenant, agreement or restriction contained in any Second Priority Debt Document, shall be deemed to restrict in any way the rights and remedies of the Designated First Priority Representative or the other First Priority Secured Parties with respect to the First Priority Collateral as set forth in this Agreement or the other First Priority Debt Documents.

(e)Until the Discharge of First Priority Obligations, the Designated First Priority Representative (or any Person authorized by it) shall have the exclusive right to exercise any right or remedy with respect to the Shared Collateral against any Grantor and shall have the exclusive right to determine and direct the time, method and place for exercising such right or remedy or conducting any proceeding with respect thereto; provided, however, that nothing in this Section shall impair the right of the Second Priority Representative or other agent or trustee acting on behalf of the Second Priority Secured Parties to take such actions with respect to the Shared Collateral after the Discharge of First Priority Obligations.

Section 3.02. Cooperation. The Second Priority Representative, on behalf of itself and each other Second Priority Secured Party, agrees that, unless and until the Discharge of First Priority Obligations has occurred, it will not commence, or join with any Person (other than the Designated First Priority Representative and the other First Priority Secured Parties upon the request of the Designated First Priority Representative) in commencing, any enforcement, collection, execution, levy or foreclosure action or proceeding with respect to any Shared Collateral.

Section 3.03. Actions Upon Breach. Should the Second Priority Representative or any other Second Priority Secured Party contrary to this Agreement, in any way take or attempt to take any action prohibited by this Agreement (including any attempt to realize upon or enforce any remedy with respect to this Agreement) or fail to take any action required by this Agreement, the Designated First Priority Representative or any other First Priority Secured Party (in its or their own name or, to the extent authorized by any First Priority Debt Document, in the name of the Company or any other Grantor) or the Company may obtain relief against the Second Priority Representative or such other Second Priority Secured Party, as applicable by injunction, specific performance or other appropriate equitable relief. The Second Priority Representative, on behalf of itself and each other Second Priority Secured Party, hereby (a) agrees that the

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First Priority Secured Parties’ damages from the actions of the Second Priority Representative or any other Second Priority Secured Party, as applicable, may at that time be difficult to ascertain and may be irreparable and waives any defense that the Company, any other Grantor or the First Priority Secured Parties cannot demonstrate damages and (b) irrevocably waives any defense based on the adequacy of a remedy at law and any other defense that might be asserted to bar the remedy of specific performance in any action that may be brought by the Designated First Priority Representative or any other First Priority Secured Party.

ARTICLE IV PAYMENTS

Section 4.01.    Application of Proceeds.

(a)So long as the Discharge of First Priority Obligations has not occurred, regardless of whether an Insolvency or Liquidation Proceeding has been commenced, the Shared Collateral or any Proceeds received in connection with the sale or other disposition of, collection on, or recovery on such Shared Collateral or Proceeds of Shared Collateral (x) upon the exercise of remedies or (y) at any time after any Insolvency or Liquidation Proceeding has commenced, shall be applied by the Designated First Priority Representative to the First Priority Obligations in such order as specified in the relevant First Priority Debt Documents until the Discharge of First Priority Obligations has occurred (subject to the terms of the First Lien Pari Passu Intercreditor Agreement and, as between the holders of the ABL Obligations (as defined in the ABL Intercreditor Agreement) on the one side, and the holders of the Term Debt Obligations (as defined in the ABL Intercreditor Agreement) on the other side, to the terms of the ABL Intercreditor Agreement). Upon the Discharge of First Priority Obligations, the Designated First Priority Representative shall deliver promptly to the Second Priority Representative any Shared Collateral or Proceeds held by it in the same form as received, with any necessary endorsements, or as a court of competent jurisdiction may otherwise direct, to be applied by the Second Priority Representative to the Second Priority Obligations in such order as specified in the relevant Second Priority Debt Documents (subject, as between the holders of the ABL Obligations (as defined in the ABL Intercreditor Agreement) on the one side, and the holders of the Term Debt Obligations (as defined in the ABL Intercreditor Agreement) on the other side, to the terms of the ABL Intercreditor Agreement).

(b)After the Discharge of First Priority Obligations and until the Discharge of Second Priority Obligations has occurred, regardless of whether an Insolvency or Liquidation Proceeding has been commenced (subject, as between the holders of the ABL Obligations (as defined in the ABL Intercreditor Agreement) on the one side, and the holders of the Term Debt Obligations (as defined in the ABL Intercreditor Agreement) on the other side, to the terms of the ABL Intercreditor Agreement), any Shared Collateral or any Proceeds received in connection with the sale or other disposition of, collection on, or recovery on such Shared Collateral or Proceeds of Shared Collateral (x) upon the exercise of remedies or
(y) at any time after any Insolvency or Liquidation Proceeding has commenced, shall be applied by the Second Priority Representative to the Second Priority Obligations in such order as specified in the relevant Second Priority Debt Documents until the Discharge of Second Priority Obligations has occurred (subject, as between the holders of the ABL Obligations (as defined in the ABL Intercreditor Agreement) on the one side, and the holders of the Term Debt Obligations (as defined in the ABL Intercreditor Agreement) on the other side, to the terms of the ABL Intercreditor Agreement).

Section 4.02. Payments Over. So long as the Discharge of First Priority Obligations has not occurred, regardless of whether an Insolvency or Liquidation Proceeding has been commenced (subject, as between the holders of the ABL Obligations (as defined in the ABL Intercreditor Agreement) on the one side, and the holders of the Term Debt Obligations (as defined in the ABL Intercreditor Agreement) on the other side, to the terms of the ABL Intercreditor Agreement), any Shared Collateral or any Proceeds

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received by the Second Priority Representative or any other Second Priority Secured Party, in connection with the exercise of any right or remedy (including setoff or recoupment) with respect to the Shared Collateral or otherwise relating to or on account of the Shared Collateral, in any Insolvency or Liquidation Proceeding (except as otherwise expressly set forth in Article VI) or otherwise in contravention of this Agreement, shall be segregated and held in trust for the benefit of and forthwith paid over to the Designated First Priority Representative for the benefit of the First Priority Secured Parties in the same form as received, with any necessary endorsements, or as a court of competent jurisdiction may otherwise direct. The Designated First Priority Representative is hereby authorized by the Second Priority Representative to make any such endorsements as agent for the Second Priority Representative or any other Second Priority Secured Party, as applicable. This authorization is coupled with an interest and is irrevocable.

Section 4.03. Method of Application of Payments. All payments received by the Designated First Priority Representative or the other First Priority Secured Parties may be applied, reversed and reapplied, in whole or in part, to the First Priority Obligations to the extent provided for in the First Priority Debt Documents (subject to the terms of the First Lien Pari Passu Intercreditor Agreement and, as between the holders of the ABL Obligations (as defined in the ABL Intercreditor Agreement) on the one side, and the holders of the Term Debt Obligations (as defined in the ABL Intercreditor Agreement) on the other side, to the terms of the ABL Intercreditor Agreement). In exercising remedies, whether as a secured creditor or otherwise, the Designated First Priority Representative shall have no obligation or liability to the Second Priority Representative or any other Second Priority Secured Party regarding the adequacy of any Proceeds for any action or omission, save and except solely for an action or omission that breaches the express obligations undertaken by each party under the terms of this Agreement.

ARTICLE V OTHER AGREEMENTS

Section 5.01.    Releases.

(a)The Second Priority Representative, for itself and on behalf of each other Second Priority Secured Party, agrees that, in the event of a Disposition of any specified item of Shared Collateral
(x) following an Event of Default, (y) in connection with or in lieu of the exercise of remedies in respect of Shared Collateral by the Designated First Priority Representative or (z) if not following an Event of Default or in connection with or in lieu of the exercise of remedies in respect of Shared Collateral by the Designated First Priority Representative, so long as such Disposition or release is permitted by the terms of the Second Priority Debt Documents, the Liens upon such Shared Collateral (but not on the proceeds thereof) granted to the Second Priority Representative and the other Second Priority Secured Parties to secure Second Priority Obligations shall terminate and be released, automatically and without any further action, concurrently with the termination and release of all Liens granted upon such Shared Collateral to secure First Priority Obligations. Upon delivery to the Second Priority Representative of an Officer’s Certificate stating that any such termination and release of Liens securing the First Priority Obligations has become effective (or shall become effective concurrently with such termination and release of the Liens granted to the Second Priority Representative and the other Second Priority Secured Parties) and any necessary or proper instruments of termination or release prepared by the Company or any other Grantor, the Second Priority Representative will promptly execute, deliver or acknowledge, at the Company’s or the other Grantor’s sole cost and expense and without any representation or warranty, such instruments to evidence such termination and release of the Liens. Nothing in this Section 5.01(a) will be deemed to affect any agreement of the Second Priority Representative, for itself and on behalf of the other Second Priority Secured Parties, to release the Liens on the Second Priority Collateral in other circumstances as set forth in the relevant Second Priority Debt Documents.

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(b)The Second Priority Representative, for itself and on behalf of each other Second Priority Secured Party, hereby irrevocably constitutes and appoints the Designated First Priority Representative and any officer or agent of the Designated First Priority Representative, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Second Priority Representative or such other Second Priority Secured Party or in the Designated First Priority Representative’s own name, from time to time in the Designated First Priority Representative’s discretion, for the purpose of carrying out the terms of Section 5.01(a), to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or desirable to accomplish the purposes of Section 5.01(a), including any termination statements, endorsements or other instruments of transfer or release.

(c)Unless and until the Discharge of First Priority Obligations has occurred, the Second Priority Representative, for itself and on behalf of each other Second Priority Secured Party, hereby consents to the application, whether prior to or after an Event of Default, of Proceeds of Shared Collateral to the repayment of First Priority Obligations pursuant to the First Priority Debt Documents; provided that nothing in this Section 5.01(c) shall be construed to prevent or impair the rights of the Second Priority Representative or the other Second Priority Secured Parties to receive Proceeds in connection with the Second Priority Obligations not otherwise in contravention of this Agreement.

(d)Notwithstanding anything to the contrary in any Second Priority Collateral Document, in the event the terms of (x) a First Priority Collateral Document and (y) a Second Priority Collateral Document each require any Grantor (i) to make payment in respect of any item of Shared Collateral, (ii) to deliver or afford control over any item of Shared Collateral to, or deposit any item of Shared Collateral with, (iii) to register ownership of any item of Shared Collateral in the name of or make an assignment of ownership of any Shared Collateral or the rights thereunder to, (iv) cause any securities intermediary, commodity intermediary or other Person acting in a similar capacity to agree to comply, in respect of any item of Shared Collateral, with instructions or orders from, or to treat, in respect of any item of Shared Collateral, as the entitlement holder, (v) hold any item of Shared Collateral in trust for (to the extent such item of Shared Collateral cannot be held in trust for multiple parties under applicable law), (vi) obtain the agreement of a bailee or other third party to hold any item of Shared Collateral for the benefit of or subject to the control of or, in respect of any item of Shared Collateral, to follow the instructions of or (vii) obtain the agreement of a landlord with respect to access to leased premises where any item of Shared Collateral is located or waivers or subordination of rights with respect to any item of Shared Collateral in favor of, in any case, both the Designated First Priority Representative and the Second Priority Representative or both the Designated First Priority Representative, such Grantor may, until the applicable Discharge of First Priority Obligations has occurred, comply with such requirement under the Second Priority Collateral Document, as it relates to such Shared Collateral by taking any of the actions set forth above only with respect to, or in favor of, the Designated First Priority Representative.

Section 5.02.    Insurance and Condemnation Awards.

(a)Unless and until the Discharge of First Priority Obligations has occurred, the Designated First Priority Representative (or any person authorized by it) and the First Priority Secured Parties shall, as between the First Priority Secured Parties and the Second Priority Secured Parties, have the sole and exclusive right, subject in each case to the rights of the Grantors under the First Priority Debt Documents,
(i) to adjust settlement for any insurance policy covering the Shared Collateral in the event of any loss thereunder and (ii) to approve any award granted in any condemnation or similar proceeding affecting the Shared Collateral.

(b)Unless and until the Discharge of First Priority Obligations has occurred, and subject to the rights of the Grantors under the First Priority Debt Documents and to the terms of the First Lien Pari Passu

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Intercreditor Agreement and the ABL Intercreditor Agreement, all proceeds of any such policy and any such award (or any payments with respect to a deed in lieu of condemnation), if in respect of the Shared Collateral, shall be paid (i) first, prior to the occurrence of the Discharge of First Priority Obligations, to the Designated First Priority Representative for the benefit of First Priority Secured Parties pursuant to the terms of the First Priority Debt Documents, (ii) second, after the occurrence of the Discharge of First Priority Obligations, to the Second Priority Representative for the benefit of the Second Priority Secured Parties pursuant to the terms of the applicable Second Priority Debt Documents and (iii) third, if no Second Priority Obligations or First Priority Obligations are outstanding, to the owner of the subject property, such other Person as may be entitled thereto or as a court of competent jurisdiction may otherwise direct. If the Second Priority Representative or any other Second Priority Secured Party shall, at any time, receive any proceeds of any such insurance policy or any such award in contravention of this Agreement, it shall pay such proceeds over to the Designated First Priority Representative in accordance with the terms of Section 4.02.

(c)After the Discharge of First Priority Obligations and until the Discharge of Second Priority Obligations has occurred, and subject to the rights of the Grantors under the Second Priority Debt Documents and to the terms of the ABL Intercreditor Agreement, all proceeds of any such policy and any such award (or any payments with respect to a deed in lieu of condemnation), if in respect of the Shared Collateral, shall be paid (i) first, prior to the occurrence of the Discharge of Second Priority Obligations, to the Second Priority Representative for the benefit of Second Priority Secured Parties pursuant to the terms of the Second Priority Debt Documents, and (ii) second, if no Second Priority Obligations are outstanding, to the owner of the subject property, such other Person as may be entitled thereto or as a court of competent jurisdiction may otherwise direct.

Section 5.03.    Certain Amendments.

(a)No Second Priority Collateral Document may be amended, supplemented or otherwise modified or entered into to the extent such amendment, supplement or modification, or the terms of any new Second Priority Collateral Document, would be prohibited by or inconsistent with any of the terms of this Agreement.

(b)The Second Priority Representative, for itself and on behalf of each other Second Priority Secured Party, agrees that each Second Priority Debt Document shall include the following language (or language to similar effect reasonably approved by the First Priority Representative):

“Notwithstanding anything herein to the contrary, (i) the liens and security interests granted to the Second Priority Representative on the Shared Collateral (as defined in the Intercreditor Agreement referred to below) are expressly subject and subordinate to the liens and security interests granted in favor of the First Priority Secured Parties (as defined in the Intercreditor Agreement referred to below), and (ii) the exercise of any right or remedy by the Second Priority Representative or any other party hereunder in respect of such Shared Collateral is subject to the limitations and provisions of the Non-Released Multi Lien Intercreditor Agreement dated as of December 29, 2022 (as amended, restated, supplemented or otherwise modified from time to time, the “Non-Released Multi Lien Intercreditor Agreement”), among GLAS USA LLC as administrative agent for the Superpriority Secured Parties, GLAS Americas LLC, as collateral agent for the Superpriority Secured Parties, U.S. Bank Trust Company, National Association, as trustee for the 2025 U.S. Notes Secured Parties, GLAS Americas LLC, as collateral agent for the 2025 U.S. Notes Secured Parties, U.S. Bank Trust Company, National Association, as trustee for the 2025 E.U. Notes Secured Parties, GLAS Americas LLC, as collateral agent for the 2025 E.U. Notes Secured Parties, JPMorgan Chase Bank, N.A., as administrative

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agent for the 2025 Credit Agreement Secured Parties, GLAS Americas LLC, as collateral agent for the 2025 Credit Agreement Secured Parties, JPMorgan Chase Bank, N.A., as administrative agent for the 2023 Credit Agreement Secured Parties, any Additional Second Priority Representative, Diebold Nixdorf, Incorporated, as the Company, and the other Grantors (as defined therein) party thereto. In the event of any conflict between the terms of the Non-Released Multi Lien Intercreditor Agreement and the terms of this Agreement, the terms of the Non-Released Multi Lien Intercreditor Agreement shall govern.”

(c)In the event that the First Priority Representative and/or the First Priority Secured Parties enter into any amendment, waiver or consent in respect of any of the First Priority Collateral Documents for the purpose of adding to or deleting from, or waiving or consenting to any departures from any provisions of, any First Priority Collateral Document or changing in any manner the rights of the First Priority Representative, the other First Priority Secured Parties, the Company or any other Grantor thereunder (including the release of any Liens in First Priority Collateral), or make any determination as to whether any property should become subject to any Lien securing any First Priority Obligation, then such amendment, waiver, consent or determination shall apply automatically to any comparable provision of each comparable Second Priority Collateral Document without the consent of the Second Priority Representative or any other Second Priority Secured Party and without any action by the Second Priority Representative, the Company or any other Grantor, unless such automatic application would not comply with formal requirements for amending or changing documents under applicable law; provided, however, that (i) no such amendment, waiver or consent shall have the effect of removing assets subject to the Lien of any Second Priority Collateral Document, except (A) to the extent that a release of such Lien is provided for in Section 5.01(a) or Section 5.01(c), as applicable, or (B) following an Event of Default or in connection with or in lieu of any exercise of remedies by the First Priority Representative or any other First Priority Representative so long as any proceeds are applied in a manner that is consistent with this Agreement, and (ii) no such amendment shall impose any additional duties on the Second Priority Representative without its consent. The First Priority Secured Parties shall give written notice of such amendment, waiver or consent to the Second Priority Representative within ten (10) Business Days after the effectiveness of such amendment, waiver or consent; provided that the failure to give such notice shall not affect the effectiveness of such amendment, waiver, consent or determination.

(d)The First Priority Debt Documents may be amended, restated, amended and restated, waived, supplemented or otherwise modified in accordance with their terms, and the indebtedness under the First Priority Facilities may be Refinanced, in each case, without the consent of the Second Priority Representative or any other Second Priority Secured Party (except to the extent a consent is required to permit such amendment, restatement, amendment and restatement, waiver, supplement, modification or Refinancing under the Second Priority Facilities); provided, however, that, without the consent of each of the Second Priority Representative, acting with the consent of the holders of at least a majority in aggregate principal amount outstanding under the applicable Second Priority Facility, any such amendment, restatement, amendment and restatement, waiver, supplement, modification or Refinancing shall comply with, and not contravene any provision of, this Agreement.

(e)The Second Priority Debt Documents may be amended, restated, amended and restated, waived, supplemented or otherwise modified in accordance with their terms, and the indebtedness under the Second Priority Facilities may be Refinanced, in each case, without the consent of the First Priority Representative or any First Priority Secured Party (except to the extent a consent is required to permit such amendment, restatement, amendment and restatement, waiver, supplement, modification or Refinancing under the First Priority Facilities); provided, however, that, without the consent of each First Priority Representative, acting with the consent of the holders of at least a majority in aggregate principal amount outstanding under the applicable First Priority Facility, any such amendment, restatement, amendment and

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restatement, waiver, supplement, modification or Refinancing shall comply with, and shall not contravene any provision of, this Agreement.

Section 5.04. Rights as Unsecured Creditors. The Second Priority Representative and the other Second Priority Secured Parties may exercise rights and remedies as unsecured creditors against the Company and any other Grantor in accordance with the terms of the Second Priority Debt Documents and applicable law so long as such rights and remedies do not violate or are not otherwise inconsistent with any provision of this Agreement (including any provision prohibiting or restricting the Second Priority Representative or the other Second Priority Secured Parties from taking various actions or making various objections, which actions or objections the Second Priority Representative and other Second Priority Secured Parties shall not pursue whether acting in such capacities or in any other capacity). Subject to Article IV, nothing in this Agreement shall prohibit the receipt by the Second Priority Representative or any other Second Priority Secured Party of the required payments of principal, premium, interest, fees and other amounts due under the Second Priority Debt Documents. In the event the Second Priority Representative or any other Second Priority Secured Party becomes a judgment Lien creditor as a result of its enforcement of its rights as an unsecured creditor in respect of Second Priority Obligations, such judgment Lien shall be subordinated to the Liens securing First Priority Obligations on the same basis as the other Liens securing the Second Priority Obligations are so subordinated to such Liens securing First Priority Obligations under this Agreement. Nothing in this Agreement shall impair or otherwise adversely affect any rights or remedies the First Priority Representative or the First Priority Secured Parties may have with respect to the First Priority Collateral.

Section 5.05.    Gratuitous Bailee for Perfection.

(a)Each Representative acknowledges and agrees that if it shall at any time hold a Lien on any Shared Collateral that can be perfected by the possession or control of such Shared Collateral or of any account in which such Shared Collateral is held, and if such Shared Collateral or any such account is in fact in the possession or under the control of such Representative, or of agents or bailees of such Person (such Shared Collateral being referred to herein as the “Pledged or Controlled Collateral”), or if it shall at any time obtain any landlord waiver or bailee’s letter or any similar agreement or arrangement granting it rights in or access to Shared Collateral, such Representative shall also hold such Pledged or Controlled Collateral, or take such actions with respect to such landlord waiver, bailee’s letter or similar agreement or arrangement, as sub-agent or gratuitous bailee for (i) in the case of a First Priority Representative, for itself and as the collateral agent for the applicable First Priority Secured Parties under the applicable First Priority Debt Documents, (ii) after the Discharge of First Priority Obligations, in the case of the Second Priority Representative, for itself and as the collateral agent for the Second Priority Secured Parties under the Second Priority Debt Documents, and (iii) as bailee for the benefit of or agent on behalf of the other Representatives and other Secured Parties, in each case solely for the purpose of perfecting the Liens granted under the First Priority Collateral Documents and the Second Priority Collateral Documents, respectively, and subject to the terms and conditions of this Section 5.05.

(b)In the event that the First Priority Representative (or its agents or bailees) has Lien filings against intellectual property that is part of the Shared Collateral that are necessary for the perfection of Liens in such Shared Collateral, the First Priority Representative agrees to hold such Liens as sub-agent and gratuitous bailee for the relevant Second Priority Representative and any assignee thereof, solely for the purpose of perfecting the security interest granted in such Liens pursuant to the relevant Second Priority Collateral Documents, subject to the terms and conditions of this Section 5.05.

(c)Except as otherwise specifically provided herein, until the Discharge of First Priority Obligations has occurred, the Designated First Priority Representative and the First Priority Secured Parties shall be entitled to deal with the Pledged or Controlled Collateral in accordance with the terms of the First

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Priority Debt Documents as if the Liens under the Second Priority Collateral Documents did not exist. The rights of the Second Priority Representative and the other Second Priority Secured Parties with respect to the Pledged or Controlled Collateral shall at all times be subject to the terms of this Agreement.

(d)The First Priority Representative and the other First Priority Secured Parties shall have no obligation whatsoever to the Second Priority Representative or any other Second Priority Secured Party, to assure that any of the Pledged or Controlled Collateral is genuine or owned by the Grantors or to protect or preserve rights or benefits of any Person or any rights pertaining to the Shared Collateral, except as expressly set forth in this Section 5.05. The duties or responsibilities of the First Priority Representative under this Section 5.05 shall be limited solely to holding or controlling the Shared Collateral and the related Liens referred to in paragraphs (a) and (b) of this Section 5.05 as sub-agent and gratuitous bailee for the relevant Second Priority Representative for purposes of perfecting the Lien held by the Second Priority Representative.

(e)The First Priority Representative shall not have by reason of the Second Priority Collateral Documents or this Agreement, or any other document, a fiduciary relationship in respect of the Second Priority Representative or any other Second Priority Secured Party and the Second Priority Representative, for itself and on behalf of each other Second Priority Secured Party, hereby waives and releases the First Priority Representative from all claims and liabilities arising pursuant to the First Priority Representative’s roles under this Section 5.05 as sub-agents and gratuitous bailees with respect to the Shared Collateral.

(f)Upon the Discharge of First Priority Obligations, the Designated First Priority Representative shall, at the Grantors’ sole cost and expense, (i) (A) deliver to the Second Priority Representative, to the extent that it is legally permitted to do so, all Shared Collateral, including all proceeds thereof, held or controlled by the Designated First Priority Representative or any of its agents or bailees, including the transfer of possession and control, as applicable, of the Pledged or Controlled Collateral, together with any necessary endorsements and notices to depositary banks, securities intermediaries and commodities intermediaries, and assign its rights under any landlord waiver or bailee’s letter or any similar agreement or arrangement granting it rights or access to Shared Collateral without recourse, representation or warranty, or (B) direct and deliver such Shared Collateral as a court of competent jurisdiction may otherwise direct, (ii) notify any applicable insurance carrier that it is no longer entitled to be an additional loss payee or additional insured under the insurance policies of any Grantor issued by such insurance carrier and (iii) notify any governmental authority involved in any condemnation or similar proceeding involving any Grantor that the Second Priority Representative is entitled to approve any awards granted in such proceeding. The Company and the other Grantors shall take such further action as is required to effectuate the transfer contemplated hereby. The First Priority Representative has no obligations to follow instructions from the Second Priority Representative or any other Second Priority Secured Party.

(g)Neither the First Priority Representative nor any of the other First Priority Secured Parties shall be required to marshal any present or future collateral security for any obligations of the Company or any Subsidiary to the First Priority Representative or any First Priority Secured Party under the First Priority Debt Documents or any assurance of payment in respect thereof, or to resort to such collateral security or other assurances of payment in any particular order, and all of their rights in respect of such collateral security or any assurance of payment in respect thereof shall be cumulative and in addition to all other rights, however existing or arising.

Section 5.06.    When Discharge of Obligations Deemed to Not Have Occurred.

(a)If, at any time substantially concurrently with or after the Discharge of First Priority Obligations has occurred, the Company or any Subsidiary incurs any First Priority Obligations (other than in respect of the payment of indemnities surviving the Discharge of First Priority Obligations), then such

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Discharge of First Priority Obligations shall automatically be deemed not to have occurred for all purposes of this Agreement (other than with respect to any actions taken prior to the date of such designation as a result of the occurrence of such first Discharge of First Priority Obligations) and the applicable agreement governing such First Priority Obligations shall automatically be treated as a First Priority Debt Document for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Shared Collateral set forth herein and the agent, representative or trustee for the holders of such First Priority Obligations shall be the First Priority Representative for all purposes of this Agreement. Upon receipt of notice of such incurrence (including the identity of the new First Priority Representative), the Second Priority Representative shall promptly (i) enter into such documents and agreements (at the expense of the Company), including amendments, supplements or modifications to this Agreement, as the Company or such new First Priority Representative shall reasonably request in writing in order to provide the new First Priority Representative the rights of a First Priority Representative contemplated hereby, (ii) deliver to such First Priority Representative, to the extent that it is legally permitted to do so, all Shared Collateral, including all proceeds thereof, held or controlled by the Second Priority Representative or any of its agents or bailees, as applicable, including the transfer of possession and control, as applicable, of the Pledged or Controlled Collateral, together with any necessary endorsements and notices to depositary banks, securities intermediaries and commodities intermediaries, and assign its rights under any landlord waiver or bailee’s letter or any similar agreement or arrangement granting it rights or access to Shared Collateral, (iii) notify any applicable insurance carrier that it is no longer entitled to be a loss payee or additional insured under the insurance policies of any Grantor issued by such insurance carrier and (iv) notify any governmental authority involved in any condemnation or similar proceeding involving a Grantor that the new First Priority Representative is entitled to approve any awards granted in such proceeding.

(b)If, at any time substantially concurrently with or after the Discharge of Second Priority Obligations has occurred and solely to the extent permitted by the First Priority Debt Documents, the Company or any Subsidiary incurs any Second Priority Obligations (other than in respect of the payment of indemnities surviving the Discharge of Second Priority Obligations), then such Discharge of Second Priority Obligations shall automatically be deemed not to have occurred for all purposes of this Agreement (other than with respect to any actions taken prior to the date of such designation as a result of the occurrence of such first Discharge of Second Priority Obligations) and the applicable agreement governing such Second Priority Obligations shall automatically be treated as a Second Priority Debt Document for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Shared Collateral set forth herein and the agent, representative or trustee for the holders of such Second Priority Obligations shall be the Second Priority Representative for all purposes of this Agreement. Upon receipt of notice of such incurrence (including the identity of the new Second Priority Representative), the First Priority Representative shall promptly (i) enter into such documents and agreements (at the expense of the Company), including amendments, supplements or modifications to this Agreement, as the Company or such new Second Priority Representative shall reasonably request in writing in order to provide the new Second Priority Representative the rights of a Second Priority Representative contemplated hereby,
(ii) notify any applicable insurance carrier that it is no longer entitled to be a loss payee or additional insured under the insurance policies of any Grantor issued by such insurance carrier and (iii) notify any governmental authority involved in any condemnation or similar proceeding involving a Grantor that the new Second Priority Representative is entitled to approve any awards granted in such proceeding.

Section 5.07.    Purchase Right.

(a)Without prejudice to the enforcement of any of the First Priority Secured Parties’ remedies under the First Priority Debt Documents, this Agreement, at law or in equity or otherwise, the First Priority Secured Parties agree that upon the occurrence of (i) an acceleration of any of the First Priority Obligations in accordance with the terms of the applicable First Priority Debt Documents, (ii) a payment default under any First Priority Debt Document that has not been cured or waived by the applicable First Priority Secured

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Parties within 60 days of the occurrence thereof and (iii) the commencement of any Insolvency or Liquidation Proceeding with respect to any Grantor (each of such events for purposes of this paragraph, a “Triggering Event”), the Designated First Priority Representative will promptly deliver a notice of the occurrence of each Triggering Event to the Second Priority Representative (provided that none of the Designated First Priority Representative nor any First Priority Secured Party shall have any liability for failure of such notice to be delivered), and the Second Priority Secured Parties shall have the option, but not the obligation, to deliver a written notice to the First Priority Representative (a “Purchase Notice”) no later than the 15th Business Day after the occurrence of any Triggering Event (or, if later, the date that notice of such Triggering Event is delivered by the Designated First Priority Representative to the Designated Second Priority Representative) that they commit to purchase from the First Priority Secured Parties the entire aggregate amount (but not less than the entirety) of outstanding First Priority Obligations and any DIP Financing provided by the First Priority Secured Parties at the Purchase Price without warranty or representation or recourse except as provided in Section 5.07(d), on a pro rata basis from the First Priority Secured Parties. A Purchase Notice may be delivered by less than all of the Second Priority Secured Parties so long as all the purchasing Second Priority Secured Parties shall, when taken together, commit to purchase the entire aggregate amount (but not less than the entirety) as set forth above.

(b)The “Purchase Price” will equal the sum of (1) (x) with respect to the First Priority Secured Parties, the full amount of all First Priority Obligations and any DIP Financing provided by the First Priority Secured Parties then-outstanding and unpaid at par (including principal, accrued but unpaid interest and fees, applicable premiums and any other unpaid amounts, including any prepayment penalties or premiums and breakage costs) or (y) with respect to the Second Priority Secured Parties, the full amount of all Second Priority Obligations and any DIP Financing provided by the Second Priority Secured Parties then- outstanding and unpaid at par (including principal, accrued but unpaid interest and fees, applicable premiums and any other unpaid amounts, including any prepayment penalties or premiums and breakage costs), (2) the cash collateral to be furnished to the First Priority Secured Parties or the Second Priority Secured Parties providing letters of credit under the First Priority Debt Documents or the Second Priority Debt Documents, respectively, in such amount (not to exceed 103% thereof) as such First Priority Secured Parties or Second Priority Secured Parties, as applicable, determine is reasonably necessary to secure such First Priority Secured Parties or Second Priority Secured Parties in connection with any such outstanding and undrawn letters of credit and (3) all accrued and unpaid fees, expenses and other amounts (including attorneys’ fees and expenses) owed to the First Priority Secured Parties or the Second Priority Secured Parties under or pursuant to the First Priority Debt Documents or the Second Priority Debt Documents, respectively, on the date of purchase.

(c)A Purchase Notice delivered by the Second Priority Secured Parties shall be irrevocable, and the Second Priority Secured Parties and the other parties shall endeavor to close promptly after delivery thereof. Such purchase and sale of the First Priority Obligations shall be exercised pursuant to documentation mutually acceptable (with such acceptance not to be unreasonably withheld or delayed) to each of the First Priority Representative and the Second Priority Representative. Each First Priority Secured Party will retain all rights to indemnification provided in the relevant First Priority Debt Documents for all claims and other amounts relating to periods prior to the purchase of the First Priority Obligations pursuant to this Section 5.07.

(d)The purchase and sale of the First Priority Obligations and any DIP Financing provided by the First Priority Secured Parties under this Section 5.07 will be without recourse and without representation or warranty of any kind by the First Priority Secured Parties, except that the First Priority Secured Parties shall severally and not jointly represent and warrant to the Second Priority Secured Parties, on the date of such purchase, immediately before giving effect to the purchase:

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(i)the principal of and accrued and unpaid interest and premium on the First Priority Obligations and any DIP Financing provided by the First Priority Secured Parties, and the fees and expenses thereof owed to the respective First Priority Secured Parties, are as stated in any assignment agreement prepared in connection with the purchase and sale of the First Priority Obligations; and

(ii)each First Priority Secured Party owns the First Priority Obligations and any DIP Financing provided by the First Priority Secured Parties purported to be owned by it free and clear of any Liens (other than participation interests not prohibited by the First Priority Debt Documents, in which case the Purchase Price will be appropriately adjusted so that the Second Priority Secured Parties, do not pay amounts represented by participation interests to the extent that the Second Priority Secured Parties, expressly assume the obligations under such participation interests).

ARTICLE VI
INSOLVENCY OR LIQUIDATION PROCEEDINGS

Section 6.01.    Financing Issues.

(a)Until the Discharge of First Priority Obligations has occurred, if Company or any other Grantor shall be subject to any Insolvency or Liquidation Proceeding, then the Second Priority Representative, for itself and on behalf of each other Second Priority Secured Party, agrees that if the Designated First Priority Representative shall desire to consent (or not object) to the sale, use or lease of cash constituting Shared Collateral or other Shared Collateral or to consent (or not object) to the Company’s or any other Grantor’s obtaining financing under section 363 or 364 of the Bankruptcy Code or any similar provision of any other Bankruptcy Law (“DIP Financing”), it will affirmatively consent to (if requested by the Designated First Priority Representative), raise no objection to and will not otherwise contest or oppose (or support any other Person in raising an objection or otherwise contesting or opposing) such sale, use or lease of such cash constituting Shared Collateral or other Shared Collateral or such DIP Financing and, except to the extent permitted by Section 6.03, the Second Priority Representative, for itself and on behalf of each other Second Priority Secured Party, will not request adequate protection or any other relief in connection therewith and, to the extent the Liens securing any First Priority Obligations are subordinated to or have the same priority as the Liens securing such DIP Financing, will subordinate (and will be deemed hereunder to have subordinated) its Liens on the Second Priority Collateral, to (x) such DIP Financing (and all obligations relating thereto) on the same basis as the Liens securing the Second Priority Obligations are so subordinated to the Liens securing First Priority Obligations under this Agreement, (y) any “carve-out” for professional and United States Trustee fees agreed to by the Designated First Priority Representative, and (z) any adequate protection Liens granted to the Designated First Priority Representative or any other First Priority Secured Party. The Second Priority Representative, for itself and on behalf of each other Second Priority Secured Party, further agrees that, until the Discharge of First Priority Obligations has occurred, (a) it will raise no objection to (and will not otherwise contest or oppose or support any other Person in raising an objection or otherwise contesting or opposing) any motion for relief from the automatic stay or from any injunction against foreclosure or enforcement in respect of First Priority Obligations or the First Priority Collateral made by the Designated First Priority Representative or any other First Priority Secured Party, (b) it will raise no objection to (and will not otherwise contest or oppose or support any other Person in raising an objection or otherwise contesting or opposing) any lawful exercise by any First Priority Secured Party of the right to credit bid First Priority Obligations at any sale in foreclosure of First Priority Collateral (including, without limitation, pursuant to section 363(k) of the Bankruptcy Code or any similar provision under any other applicable Bankruptcy Law) or to exercise any rights under section 1111(b) of the Bankruptcy Code (or any similar provision under any other applicable Bankruptcy Law) with respect to the First Priority Collateral, (c) it will raise no objection to (and will not otherwise contest or oppose or support any other Person in raising an objection or otherwise contesting or opposing) any Disposition

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(including pursuant to section 363 of the Bankruptcy Code or any similar provision under any other Bankruptcy Law) of assets of any Grantor for which the Designated First Priority Representative has consented or not objected that provides, to the extent such Disposition is to be free and clear of Liens, that the Liens securing the First Priority Obligations and the Second Priority Obligations will attach to the proceeds of the sale on the same basis of priority as the Liens on the Shared Collateral securing the First Priority Obligations rank to the Liens on the Shared Collateral securing the Second Priority Obligations pursuant to this Agreement, and (d) it will not directly or indirectly oppose or impede entry of any order in connection with such sale, liquidation or other disposition, including orders to retain professionals or set bid procedures in connection with such sale, liquidation or disposition, if the Designated First Priority Representative has consented to such retention of professionals and bid procedures in connection with such sale, liquidation or disposition of such assets; provided, however, that (w) the Second Priority Secured Parties are not deemed to have waived any rights to credit bid on the Shared Collateral in any such Disposition in accordance with section 363(k) of the Bankruptcy Code (or any similar provision under any other applicable Bankruptcy Law), so long as any such credit bid provides for the payment in full in cash of the First Priority Obligations resulting in the Discharge of First Priority Obligations, and (x) (A) the Second Priority Representative is not required as a condition to such DIP Financing to release its Lien on the Collateral as the same may exist at the time of such DIP Financing and (B) such DIP Financing does not expressly require the liquidation of Collateral (excluding ordinary course discounting of accounts receivable for purposes of collection) prior to a default under the final documentation governing the DIP Financing; provided that the foregoing clauses (A) and (B) shall not restrict any such DIP Financing from containing “milestones” related to a sale transaction, any sale transaction otherwise approved by the applicable Bankruptcy Court (provided that the proceeds of such sale are applied as required hereunder) or any other actions where this Agreement provides for (or requires) the automatic release of such Liens upon a sale of Collateral. Until the Discharge of First Priority Obligations has occurred, except as provided in Section 6.01(b), without the prior written consent of the Designated First Priority Representative, none of the Second Priority Representative or any other Second Priority Secured Party may, directly or indirectly, provide DIP Financing to the Company, any Grantor or any of their Subsidiaries.

(b)Notwithstanding anything in Section 6.01(a), the Second Priority Representative or any other Second Priority Secured Party are prohibited from providing DIP Financing to the Company or any other Grantor unless (i) any liens securing such DIP Financing are junior in priority to the Liens securing any First Priority Obligations and (ii) the order approving such DIP Financing (A) includes customary stipulations as to the validity, priority, perfection, enforceability and non-avoidability of the First Priority Obligations and the Liens securing the First Priority Obligations and (B) provides for adequate protection of the Liens securing the First Priority Obligations that includes (1) periodic cash payments to the Designated First Priority Representative, for the benefit of the First Priority Secured Parties, in the amount of interest (including any default interest) accruing on the First Priority Obligations; (2) payment of the reasonable fees and expenses of the First Priority Secured Parties to the extent provided under the First Priority Debt Documents; (3) customary superpriority claims for diminution in value of the First Priority Collateral, senior in right of payment to such DIP Financing and any superpriority claim provided to the Second Priority Representative or any other Second Priority Secured Party; (4) customary adequate protection Liens securing such superpriority claims on all collateral that secures such DIP Financing, senior in priority to such DIP Financing and to any adequate protection liens granted to the Second Priority Representative or any other Second Priority Secured Party; (5) any other right granted to the Second Priority Representative or any of the Second Priority Secured Parties as adequate protection including, for the avoidance of doubt, the right to terminate the consent to the use of collateral or cash collateral upon the occurrence of agreed termination events. Notwithstanding the foregoing, the right of the Designated First Priority Representative and the other First Priority Secured Parties to object to such DIP Financing for any reason is expressly preserved.

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Section 6.02. Relief from the Automatic Stay. Until the Discharge of First Priority Obligations has occurred, the Second Priority Representative, for itself and on behalf of each other Second Priority Secured Party, agrees that none of them shall seek relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding or take any action in derogation thereof without the prior written consent of the Designated First Priority Representative.

Section 6.03. Adequate Protection. The Second Priority Representative, for itself and on behalf of each other Second Priority Secured Party, agrees that none of them shall object, contest or support any other Person objecting to or contesting (a) any request by the First Priority Representative or any First Priority Secured Parties for adequate protection in any form, (b) any objection by the First Priority Representative or any First Priority Secured Parties to any motion, relief, action or proceeding based on the First Priority Representative’s or any First Priority Secured Party’s claiming a lack of adequate protection or (c) the allowance and/or payment of interest, fees, expenses or other amounts of the First Priority Representative or any other First Priority Secured Party under section 506(b) or 506(c) of the Bankruptcy Code or any similar provision of any other Bankruptcy Law (as adequate protection or otherwise). Notwithstanding anything contained in this Section 6.03 or in Section 6.01, in any Insolvency or Liquidation Proceeding, (y) if the First Priority Secured Parties are granted adequate protection in the form of a Lien on additional or replacement collateral or a superpriority claim in connection with any DIP Financing or use of cash collateral under section 363 or 364 of the Bankruptcy Code or any similar provision of any other Bankruptcy Law, then the Second Priority Representative, for itself and on behalf of each other Second Priority Secured Party, may seek or request adequate protection in the form of (as applicable) a Lien on such additional or replacement collateral and/or a superpriority claim, which Lien and/or superpriority claim is subordinated to the Liens and or claim securing and providing adequate protection for, and claims with respect to, all First Priority Obligations and such DIP Financing (and all obligations relating thereto) and any other Liens or claims granted to the First Priority Secured Parties as adequate protection on the same basis as the other Liens securing the Second Priority Obligations are so subordinated to the Liens securing First Priority Obligations under this Agreement and (z) in the event the Second Priority Representative, for itself and on behalf of the other Second Priority Secured Parties, seeks or requests adequate protection and such adequate protection is granted in the form of a Lien on additional or replacement collateral, then the Second Priority Representative, for itself and on behalf of each other Second Priority Secured Party, agrees that the First Priority Representative shall also be granted a senior Lien on such additional or replacement collateral as security and adequate protection for the First Priority Obligations and any such DIP Financing and that any Lien on such additional or replacement collateral securing or providing adequate protection for the Second Priority Obligations shall be subordinated to the Liens on such collateral securing and claims with respect to the First Priority Obligations and any such DIP Financing (and all obligations relating thereto) and any other Liens granted to the First Priority Secured Parties as adequate protection on the same basis as the other Liens securing the Second Priority Obligations are so subordinated to such Liens securing First Priority Obligations under this Agreement.

Section 6.04.    Preference Issues.

(a)If any First Priority Secured Party is required in any Insolvency or Liquidation Proceeding or otherwise to disgorge, turn over or otherwise pay any amount to the estate of the Company or any other Grantor (or any trustee, receiver or similar Person therefor), because the payment of such amount was declared to be or avoided as fraudulent or preferential in any respect or for any other reason (any such amount, a “First Priority Recovery”), whether received as proceeds of security, enforcement of any right of setoff or recoupment or otherwise, then the First Priority Obligations shall be reinstated to the extent of such Recovery and deemed to be outstanding as if such payment had not occurred and the First Priority Secured Parties shall be entitled to the benefits of this Agreement until a Discharge of First Priority Obligations with respect to all such recovered amounts. If this Agreement shall have been terminated prior to such First Priority Recovery, this Agreement shall be reinstated in full force and effect, and such prior

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termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto. The Second Priority Representative, for itself and on behalf of each other Second Priority Secured Party, hereby agrees that none of them shall be entitled to benefit from any avoidance action affecting or otherwise relating to any distribution or allocation made in accordance with this Agreement, whether by preference, fraudulent transfer or otherwise, it being understood and agreed that the benefit of such avoidance action otherwise allocable to them shall instead be allocated and turned over for application in accordance with the priorities set forth in this Agreement.

(b)If any Second Priority Secured Party is required in any Insolvency or Liquidation Proceeding or otherwise to disgorge, turn over or otherwise pay any amount to the estate of the Company or any other Grantor (or any trustee, receiver or similar Person therefor), because the payment of such amount was declared to be or avoided as fraudulent or preferential in any respect or for any other reason (any such amount, a “Second Priority Recovery”), whether received as proceeds of security, enforcement of any right of setoff or recoupment or otherwise, then the Second Priority Obligations shall be reinstated to the extent of such Second Priority Recovery and deemed to be outstanding as if such payment had not occurred and the Second Priority Secured Parties shall be entitled to the benefits of this Agreement until a Discharge of Second Priority Obligations with respect to all such recovered amounts. If this Agreement shall have been terminated prior to such Second Priority Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto.

Section 6.05. Separate Grants of Security and Separate Classifications. The Second Priority Representative, for itself and on behalf of each other Second Priority Secured Party, acknowledges and agrees that (a) the grants of Liens pursuant to the First Priority Collateral Documents and the Second Priority Collateral Documents constitute separate and distinct grants of Liens, (b) the claims of the Second Priority Secured Parties against the Grantors constitute junior claims separate and apart (and of a different class) from the senior claims of the First Priority Secured Parties against the Grantors, and (c) because of, among other things, their differing rights in the Shared Collateral, the Second Priority Obligations are fundamentally different from the First Priority Obligations and must be separately classified in any plan of reorganization or similar dispositive restructuring plan proposed, confirmed, or adopted in any Insolvency or Liquidation Proceeding. To further effectuate the intent of the parties as provided in the immediately preceding sentence, if it is held that any claims of the First Priority Secured Parties or the Second Priority Secured Parties constitute a single class of claims (rather than separate classes of senior and junior secured claims), then the Second Priority Representative, for itself and on behalf of each other Second Priority Secured Party, hereby acknowledges and agrees that all distributions shall be made as if there were separate classes of senior and junior secured claims against the Grantors (with the effect being that, the First Priority Secured Parties shall be entitled to receive, in addition to amounts distributed to them in respect of principal, pre-petition interest, fees, expenses and other claims, all amounts owing in respect of post-petition interest, fees, and expenses (whether or not a claim therefor is allowed or allowable in such Insolvency or Liquidation Proceeding) before any distribution is made in respect of the Second Priority Obligations in respect of the Shared Collateral, with the Second Priority Representative, for itself and on behalf of each other Second Priority Secured Party, hereby acknowledging and agreeing to turn over to the First Priority Representative amounts otherwise received or receivable by them in respect of the Shared Collateral to the extent necessary to effectuate the intent of this sentence, even if such turnover has the effect of reducing the claim or recovery of the Second Priority Secured Parties).

Section 6.06. No Waivers of Rights. Nothing contained herein shall, except as expressly provided herein, prohibit or in any way limit the First Priority Representative or any other First Priority Secured Party from objecting in any Insolvency or Liquidation Proceeding or otherwise to any action taken by (i) any Second Priority Secured Party, including the seeking by any Second Priority Secured Party of

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adequate protection or the asserting by any Second Priority Secured Party of any of its rights and remedies under the Second Priority Debt Documents or otherwise.

Section 6.07. Application. This Agreement, which the parties hereto expressly acknowledge is a “subordination agreement” under section 510(a) of the Bankruptcy Code or any similar provision of any other Bankruptcy Law, shall be effective and enforceable before, during and after the commencement of any Insolvency or Liquidation Proceeding. The relative rights as to the Shared Collateral and Proceeds shall continue after the commencement of any Insolvency or Liquidation Proceeding on the same basis as prior to the date of the petition therefor, subject to any court order approving the financing of, or use of cash collateral by, any Grantor. All references herein to any Grantor shall include such Grantor as a debtor-in- possession and any receiver or trustee for such Grantor.

Section 6.08. Other Matters. To the extent that the Second Priority Representative or any other Second Priority Secured Party has or acquires rights under section 363 or 364 of the Bankruptcy Code or any similar provision of any other Bankruptcy Law with respect to any of the Shared Collateral and Proceeds, the Second Priority Representative, on behalf of itself and each other Second Priority Secured Party, agrees not to assert any such rights in contravention of this Agreement without the prior written consent of the Designated First Priority Representative, provided that, if requested by the Designated First Priority Representative, the Second Priority Representative shall timely exercise such rights in the manner requested by the Designated First Priority Representative, including any rights to payments in respect of such rights.

Section 6.09. 506(c) Claims. Until the Discharge of First Priority Obligations has occurred, the Second Priority Representative, on behalf of itself and each other Second Priority Secured Party, agrees that it will not assert or enforce any claim under section 506(c) of the Bankruptcy Code or any similar provision of any other Bankruptcy Law senior to or on a parity with the Liens securing the First Priority Obligations for costs or expenses of preserving or disposing of any Shared Collateral.

Section 6.10. Reorganization Securities. If, in any Insolvency or Liquidation Proceeding, debt obligations of the reorganized debtor secured by Liens upon any property of the reorganized debtor are distributed, pursuant to a plan of reorganization or similar dispositive restructuring plan, on account of the First Priority Obligations and the Second Priority Obligations, then, to the extent the debt obligations distributed on account of the First Priority Obligations and Second Priority Obligations are secured by Liens upon the same assets or property, the provisions of this Agreement will survive the distribution of such debt obligations pursuant to such plan and will apply with like effect to the Liens securing such debt obligations (it being understood and agreed that nothing in this Section 6.10 shall entitle the Second Priority Secured Parties to receive a distribution pursuant to a plan of reorganization or similar dispositive restructuring plan).

Section 6.11. Post-Petition Interest. No Second Priority Representative or any other Second Priority Secured Party shall oppose or seek to challenge any claim by the First Priority Representative or any First Priority Secured Party for allowance in any Insolvency or Liquidation Proceeding of First Priority Obligations consisting of claims for post-petition interest, fees, costs, expenses, and/or other charges, under section 506(b) of the Bankruptcy Code (or any similar provision under any other applicable Bankruptcy Law) or otherwise (for this purpose ignoring all claims and Liens held by the Second Priority Secured Parties on the Shared Collateral).

Section 6.12. Voting. No Second Priority Representative or any other Second Priority Secured Party may (in its capacity as a secured or an unsecured creditor), directly or indirectly, propose, support or vote in favor of any plan of reorganization or arrangement, liquidating plan, proposal or other dispositive restructuring plan unless such plan (i) pays off, in cash in full, all First Priority Obligations and results in the Discharge of First Priority Obligations or (ii) provides that acceptance by the class of holders of First

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Priority Obligations voting thereon in accordance with section 1126(c) of the Bankruptcy Code or any similar provision of any other Bankruptcy Law is an unwaivable condition precedent to such plan’s confirmation and consummation.

ARTICLE VII RELIANCE; ETC.

Section 7.01. Reliance. The (x) consent by the First Priority Secured Parties to the execution and delivery of the Second Priority Debt Documents permitted under the First Priority Debt Documents, and (y) all loans and other extensions of credit made or deemed made on and after the date hereof by the First Priority Secured Parties to the Company or any Subsidiary, shall be deemed to have been given and made in reliance upon this Agreement. The Second Priority Representative, on behalf of itself and each other Second Priority Secured Party, acknowledges that it and the other Second Priority Secured Parties have, independently and without reliance on the First Priority Representative or any other First Priority Secured Party based on documents and information deemed by them appropriate, made their own credit analysis and decision to enter into the Second Priority Debt Documents to which they are party or by which they are bound, this Agreement and the transactions contemplated hereby and thereby, and they will continue to make their own credit decision in taking or not taking any action under the Second Priority Debt Documents or this Agreement.

Section 7.02.    No Warranties or Liability.

(a)The Second Priority Representative, on behalf of itself and each other Second Priority Secured Party, acknowledges and agrees that neither the First Priority Representative nor any other First Priority Secured Party has made any express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectibility or enforceability of any of the First Priority Debt Documents, the ownership of any Shared Collateral or the perfection or priority of any Liens thereon. The First Priority Secured Parties will be entitled to manage and supervise their respective loans and extensions of credit under the First Priority Debt Documents in accordance with law and consistent with this Agreement as they may otherwise, in their sole discretion, deem appropriate, and the First Priority Secured Parties may manage their loans and extensions of credit without regard to any rights or interests that the Second Priority Representative or the other Second Priority Secured Parties, have in the Shared Collateral or otherwise, except as otherwise provided in this Agreement. Neither the First Priority Representative nor any other First Priority Secured Party shall have any duty to the Second Priority Representative or any other Second Priority Secured Party to act or refrain from acting in a manner that allows, or results in, the occurrence or continuance of an event of default or default under any agreement with Company or any Subsidiary (including the Second Priority Debt Documents), regardless of any knowledge thereof that they may have or be charged with.

(b)Except as expressly set forth in this Agreement, the First Priority Representative, the other First Priority Secured Parties, the Second Priority Representative and the other Second Priority Secured Parties have not otherwise made to each other, nor do they hereby make to each other, any warranties, express or implied, nor do they assume any liability to each other with respect to (a) the enforceability, validity, value or collectibility of any of the First Priority Obligations, the Second Priority Obligations or any guarantee or security which may have been granted to any of them in connection therewith, (b) any Grantor’s title to or right to transfer any of the Shared Collateral, the ownership of any Shared Collateral or the perfection or priority of any Liens thereto or (c) any other matter except as expressly set forth in this Agreement.

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Section 7.03. Obligations Unconditional. All rights, interests, agreements and obligations of the First Priority Representative, the other First Priority Secured Parties, the Second Priority Representative and the other Second Priority Secured Parties hereunder shall remain in full force and effect irrespective of:

(a)any lack of validity or enforceability of any First Priority Debt Document or any Second Priority Debt Document;

(b)any change in the time, manner or place of payment of, or in any other terms of, all or any of the First Priority Obligations or Second Priority Obligations, or any amendment or waiver or other modification, including any increase in the amount thereof, whether by course of conduct or otherwise, of the terms of any First Priority Debt document or of the terms of any Second Priority Debt Document;

(c)any exchange of any security interest in any Shared Collateral or any other collateral or any amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the First Priority Obligations or Second Priority Obligations or any guarantee thereof;

(d)the commencement of any Insolvency or Liquidation Proceeding in respect of the Company or any other Grantor; or

(e)any other circumstances that otherwise might constitute a defense available to, or a discharge of, (i) the Company or any other Grantor in respect of any Secured Obligations or (ii) the Second Priority Representative or any other Second Priority Secured Party, in each case in respect of this Agreement.

ARTICLE VIII MISCELLANEOUS

Section 8.01. Conflicts. Subject to Section 8.19, in the event of any conflict between the provisions of this Agreement and the provisions of any First Priority Debt Document or any Second Priority Debt Document, the provisions of this Agreement shall govern. In the event of any conflict between the provisions of this Agreement and the agreements in the ABL Intercreditor Agreement among the holders of ABL Obligations and Term Debt Obligations (each as defined in the ABL Intercreditor Agreement), the provisions of the ABL Intercreditor Agreement shall govern. In the event of a conflict between the provisions of this Agreement and the First Lien Pari Passu Intercreditor Agreement, the provisions of the First Lien Pari Passu Intercreditor Agreement shall govern.

Section 8.02. Severability. In case any provision contained in this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any term or provision hereof invalid or unenforceable in any respect.

Section 8.03.    Amendments; Waivers.

(a)No failure or delay on the part of any party hereto in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the parties hereto are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any party therefrom shall in any event be effective unless the same shall be permitted by Section 8.03(b), and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any

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party hereto in any case shall entitle such party to any other or further notice or demand in similar or other circumstances.

(b)This Agreement may be amended in writing signed by each Representative (in each case, acting in accordance with the documents governing the applicable Facility); provided that any such amendment, supplement or waiver that, by the terms of this Agreement, requires the Company’s consent or that increases the obligations or reduces the rights of, or otherwise adversely affects, Company or any Grantor shall require the consent of the Company. Any such amendment, supplement or waiver shall be in writing and shall be binding upon the First Priority Secured Parties, the Second Priority Secured Parties, and their respective successors and assigns.

(c)Notwithstanding the foregoing, this Agreement shall be amended, amended and restated supplemented or otherwise modified from time to time at the request of the Company, and without the consent of any Secured Party, solely to allow a Second Priority Representative to become a party hereto by execution and delivery of a Second Priority Representative Joinder Agreement in accordance with Section
8.09 of this Agreement and upon such execution and delivery, the Second Priority Representative and the other Second Priority Secured Parties and Second Priority Obligations shall be subject to the terms hereof.

(d)Notwithstanding the foregoing, upon any Refinancing in full of any First Priority Credit Facility, this Agreement shall be amended, amended and restated, supplemented or otherwise modified from time to time at the request of the Company, and without the consent of any Secured Party, solely to designate the credit facility that Refinances the First Priority Credit Facility as a replacement First Priority Credit Facility, in which case such designated credit facility shall thereafter constitute the First Priority Credit Facility; provided that each such predecessor First Priority Credit Facility shall continue to be bound by (and entitled to the benefits of) the provisions of this Agreement as applied to such First Priority Credit Facilities, the related agreements and all obligations thereunder prior to the Refinancing thereof.

(e)Upon the execution and delivery of the First Priority Credit Facility (as contemplated by preceding clause (d)):

(i)The Company shall deliver to the Representatives an officer’s certificate stating that the applicable Grantors in the case of preceding clause (d), intend to enter or have entered into a Refinancing, in whole or in part, of the First Priority Credit Facility, as the case may be, that such agreement shall thereafter (upon any such Refinancing in full) constitute the First Priority Credit Facility, and certifying that the issuance or incurrence of such Refinancing is permitted by the Debt Documents. The Representatives shall be entitled to rely conclusively on the determination of the Company that such issuance and/or incurrence does not violate the provisions of Debt Documents; provided, however, that such determination will not affect whether or not each applicable Grantor has complied with its undertakings in the Debt Documents; and

(ii)in the case of the preceding clause (d), the Company shall provide written notice of the Refinancing First Priority Credit Facility to each Representative, together with copies thereof, and identifying the new administrative agent or trustee (as applicable) and collateral agent thereunder, and providing its notice information for purposes hereof, and such administrative agent or trustee, as the case may be, and collateral agent shall each execute and deliver a joinder to this Agreement, and upon such execution shall be deemed First Priority Representatives hereunder.

Section 8.04. Information Concerning Financial Condition of the Company and the Subsidiaries. The First Priority Representative, the other First Priority Secured Parties, the Second Priority Representative and the other Second Priority Secured Parties shall have no duty to advise any other party hereunder of information known to it or them regarding such condition or any such circumstances or

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otherwise. In the event that any of the First Priority Representative, any other First Priority Secured Party, the Second Priority Representative or any other Second Priority Secured Party in its sole discretion, undertakes at any time or from time to time to provide any such information to any other party, it shall be under no obligation to (a) make, and the First Priority Representative, the other First Priority Secured Parties, the Second Priority Representative or the other Second Priority Secured Parties shall not make or be deemed to have made, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of any such information so provided, (b) provide any additional information or provide any such information on any subsequent occasion, (c) undertake any investigation or (d) disclose any information that, pursuant to accepted or reasonable commercial finance practices, such party wishes to maintain confidential or is otherwise required to maintain confidential.

Section 8.05. Subrogation. The Second Priority Representative, on behalf of itself and each other Second Priority Secured Party, hereby agrees not to assert any rights of subrogation it may acquire as a result of any payment hereunder until the Discharge of First Priority Obligations has occurred.

Section 8.06. Application of Payments. Except as otherwise provided herein, (x) all payments received by the First Priority Secured Parties may be applied, reversed and reapplied, in whole or in part, to such part of the First Priority Obligations as the First Priority Secured Parties, in their sole discretion, deem appropriate, consistent with the terms of the First Priority Debt Documents and in accordance with the First Lien Pari Passu Intercreditor Agreement, (y) after the Discharge of First Priority Obligations has occurred, all payments received by the Second Priority Secured Parties may be applied, reversed and reapplied, in whole or in part, to such part of the Second Priority Obligations as the Second Priority Secured Parties, in their sole discretion, deem appropriate, consistent with the terms of the Second Priority Debt Documents. Except as otherwise provided herein, the Second Priority Representative, on behalf of itself and each other Second Priority Secured Party, assents to any such extension or postponement of the time of payment of the First Priority Obligations or any part thereof and to any other indulgence with respect thereto, to any substitution, exchange or release of any security that may at any time secure any part of the First Priority Obligations and to the addition or release of any other Person primarily or secondarily liable therefor.

Section 8.07. Additional Grantors. The Company agrees that, if any Subsidiary shall become a Grantor after the date hereof, it shall promptly cause such Subsidiary to become party hereto by executing and delivering an instrument in the form of Exhibit A. Upon such execution and delivery, such Subsidiary will become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein. The execution and delivery of such instrument shall not require the consent of any other party hereunder, and will be acknowledged by each of the Representatives. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Agreement.

Section 8.08. Dealings with Grantors. Upon any application or demand by the Company or any other Grantor to any Representative to take or permit any action under any of the provisions of this Agreement or under any Collateral Document (if such action is subject to the provisions hereof), the Company or such other Grantor, as appropriate, shall furnish to such Representative a certificate of an Authorized Officer (an “Officer’s Certificate”) stating that all conditions precedent, if any, provided for in this Agreement or such Collateral Document, as the case may be, relating to the proposed action have been complied with, except that in the case of any such application or demand as to which the furnishing of such documents is specifically required by any provision of this Agreement or any Collateral Document relating to such particular application or demand, no additional certificate or opinion need be furnished.

Section 8.09.    Additional Second Priority Obligations.

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(a)To the extent, but only to the extent, not prohibited from being incurred or issued and sold pursuant to the provisions of the then extant First Priority Debt Documents and Second Priority Debt Documents at the time of such incurrence or issuance and sale, the Company or any other Grantor may incur or issue and sell one or more series or classes of Additional Second Priority Obligations under an Additional Second Priority Facility. Any such Additional Second Priority Obligations may be secured by a second priority, subordinated Lien on all or part of the Shared Collateral, in each case under and pursuant to the relevant Second Priority Collateral Documents for such Additional Second Priority Obligations, if and subject to the condition that the Additional Second Priority Representative, acting on behalf of itself and the other Additional Second Priority Secured Parties, becomes a party to this Agreement in accordance with this Section 8.09.

(b)In order for an Additional Second Priority Representative to become a party to this Agreement:

(i)such Additional Second Priority Representative shall have executed and delivered an Additional Second Priority Representative Joinder Agreement substantially in the form of Exhibit B (with such changes as may be approved by the First Priority Representative) pursuant to which it becomes a Representative hereunder, and the Additional Second Priority Obligations and the Additional Second Priority Secured Parties become subject hereto and bound hereby as Additional Second Priority Obligations and Additional Second Priority Secured Parties;

(ii)the Company shall have delivered to the First Priority Representative an Officer’s Certificate stating that the conditions set forth in this Section 8.09 are satisfied with respect to the Additional Second Priority Obligations and, if requested by the First Priority Representative, true and complete copies of each Additional Second Priority Debt Document, certified as being true and correct by an Authorized Officer of the Company on behalf of the relevant Grantor and identifying the obligations to be designated as Additional Second Priority Obligations, and certifying that such obligations are permitted to be incurred and secured on a second priority, lien subordinated basis in accordance with each of the First Priority Debt Documents and any Second Priority Debt Documents; and

(iii)the Additional Second Priority Obligations shall provide that each Additional Second Priority Secured Party will be subject to and bound by the provisions of this Agreement in its capacity as a holder of such Additional Second Priority Obligations.

Section 8.10.    Jurisdiction; Consent to Service of Process.

(a)Each of the parties hereto hereby irrevocably submits to the exclusive jurisdiction of any New York State or U.S. Federal court sitting in the Borough of Manhattan in the city of New York with respect to actions brought against it as a defendant in respect of any suit, action or proceeding or arbitral award arising out of or relating to this Agreement, the other Collateral Documents, the First Priority Debt Documents or the Second Priority Debt Documents (a “Proceeding”), and irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Each of the parties hereto irrevocably waives, to the fullest extent it may do so under applicable law, trial by jury and any objection which it may now or hereafter have to the laying of the venue of any such Proceeding brought in any such court and any claim that any such Proceeding brought in any such court has been brought in an inconvenient forum.

(b)Each party to this Agreement irrevocably consents to service of process in the manner provided for in the First Priority Debt Documents or the Second Priority Debt Documents, as applicable.

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Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

(c)Each of the Grantors and each Representative, on behalf of itself and the Secured Parties for whom it is acting, irrevocably agrees that, in any proceedings anywhere (whether for an injunction, specific performance or otherwise), no immunity (to the extent that it may at any time exist, whether on the grounds of sovereignty or otherwise) from such proceedings, from attachment (whether in aid of execution, before judgment or otherwise) of its assets or from execution of judgment shall be claimed by it or on its behalf or with respect to its assets, except to the extent required by applicable law, any such immunity being irrevocably waived, to the fullest extent permitted by applicable law. Each of the Grantors and each Representative, on behalf of itself and the Secured Parties for whom it is acting, irrevocably agrees that, where permitted by applicable law, it and its assets are, and shall be, subject to such proceedings, attachment or execution in respect of its obligations under this Agreement.

Section 8.11.    Notices. All notices, requests, demands and other communications provided for or permitted hereunder shall be in writing and shall be sent by mail, telecopy or hand delivery:
(a)If to the Company or any other Grantor: Diebold Nixdorf, Incorporated
5995 Mayfair Road
PO Box 3077
North Canton, Ohio 44720 Telecopy No: (330) 490-4450 Attention: James Barna

With a copy to (which copy shall be delivered as an accommodation and shall not be required to be delivered in satisfaction of any requirement hereof):

Sullivan & Cromwell LLP 125 Broad Street
New York, New York 10004 Telecopy No: (212) 558-3588
Confirmation No: (212) 558-4000 Attention: Ari Blaut

(b)If to the Superpriority Credit Agreement Administrative Agent, a First Priority Representative, to the address below (or at such other address as shall be designated by it in a written notice to the Company):

GLAS USA LLC
Address: 3 Second Street, Suite 206 Jersey City, NJ 07311
Attention: Transaction Management Telephone: +1 (201) 839 2181
Email: TMGUS@glas.agency; clientservices.americas@glas.agency

With a copy to (which copy shall be delivered as an accommodation and shall not be required to be delivered in satisfaction of any requirement hereof):

White & Case LLP

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Address: 1221 Avenue of the Americas New York, NY 10020-1095
Attention: Rob Bennett and Viktor Braun
Email: rbennett@whitecase.com and viktor.braun@whitecase.com

(c)If to the Superpriority Credit Agreement Collateral Agent, a First Priority Representative, to the address below (or at such other address as shall be designated by it in a written notice to the Company):

GLAS Americas LLC
Address: 3 Second Street, Suite 206 Jersey City, NJ 07311
Attention: Transaction Management Telephone: +1 (201) 839 2181
Email: TMGUS@glas.agency; clientservices.americas@glas.agency

With a copy to (which copy shall be delivered as an accommodation and shall not be required to be delivered in satisfaction of any requirement hereof):

White & Case LLP
Address: 1221 Avenue of the Americas New York, NY 10020-1095
Attention: Rob Bennett and Viktor Braun
Email: rbennett@whitecase.com and viktor.braun@whitecase.com

(d)If to the 2025 U.S. Notes Trustee, a First Priority Representative, to the address below (or at such other address as shall be designated by it in a written notice to the Company):

U.S. Bank Trust Company, National Association 1350 Euclid Avenue, Suite 1100
Cleveland, Ohio 44115 CN-OH-RN11 Attention: David A. Schlabach
Email: david.schlabach@usbank.com

(e)If to the 2025 U.S. Notes Collateral Agent, a First Priority Representative, to the address below (or at such other address as shall be designated by it in a written notice to the Company):

GLAS Americas LLC
Address: 3 Second Street, Suite 206 Jersey City, NJ 07311
Attention: Transaction Management Telephone: +1 (201) 839 2181
Email: TMGUS@glas.agency; clientservices.americas@glas.agency

With a copy to (which copy shall be delivered as an accommodation and shall not be required to be delivered in satisfaction of any requirement hereof):

White & Case LLP
Address: 1221 Avenue of the Americas New York, NY 10020-1095
Attention: Rob Bennett and Viktor Braun
Email: rbennett@whitecase.com and viktor.braun@whitecase.com

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(f)If to the 2025 E.U. Notes Trustee, a First Priority Representative, to the address below (or at such other address as shall be designated by it in a written notice to the Company):

U.S. Bank Trust Company, National Association 1350 Euclid Avenue, Suite 1100
Cleveland, Ohio 44115 CN-OH-RN11 Attention: David A. Schlabach
Email: david.schlabach@usbank.com

(g)If to the 2025 E.U. Notes Collateral Agent, a First Priority Representative, to the address below (or at such other address as shall be designated by it in a written notice to the Company):

GLAS Americas LLC
Address: 3 Second Street, Suite 206 Jersey City, NJ 07311
Attention: Transaction Management Telephone: +1 (201) 839 2181
Email: TMGUS@glas.agency; clientservices.americas@glas.agency

With a copy to (which copy shall be delivered as an accommodation and shall not be required to be delivered in satisfaction of any requirement hereof):

White & Case LLP
Address: 1221 Avenue of the Americas New York, NY 10020-1095
Attention: Rob Bennett and Viktor Braun
Email: rbennett@whitecase.com and viktor.braun@whitecase.com

(h)If to the 2025 Credit Agreement Administrative Agent, a First Priority Representative, to the address below (or at such other address as shall be designated by it in a written notice to the Company):

Address for Notices for matters other than Foreign Currency Advances: 131 South Dearborn St., Floor 04
Chicago, IL, 60603-5506
Attention: Loan and Agency Servicing Email: jpm.agency.cri@jpmorgan.com
Agency Withholding Tax Inquiries:
Email: agency.tax.reporting@jpmorgan.com
Agency Compliance/Financials/Intralinks:
Email: covenant.compliance@jpmchase.com
Address for Notices for matters relating to Foreign Currency Advances: JPMorgan Chase Bank
25 Bank Street, Canary Wharf, London, E14 5JP U.K.
Attention: Alston Lobo and Mengkang Pan; Loan and Agency Telecopy: +44 (0) (207) 777-2360
Telephone: +44 (0) (207) 742-1000 (switchboard) Email: loan_and_agency_london@jpmorgan.com

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(i)If to the 2025 Credit Agreement Collateral Agent, a First Priority Representative, to the address below (or at such other address as shall be designated by it in a written notice to the Company):

GLAS Americas LLC
Address: 3 Second Street, Suite 206 Jersey City, NJ 07311
Attention: Transaction Management Telephone: +1 (201) 839 2181
Email: TMGUS@glas.agency; clientservices.americas@glas.agency

With a copy to (which copy shall be delivered as an accommodation and shall not be required to be delivered in satisfaction of any requirement hereof):

White & Case LLP
Address: 1221 Avenue of the Americas New York, NY 10020-1095
Attention: Rob Bennett and Viktor Braun
Email: rbennett@whitecase.com and viktor.braun@whitecase.com

(j)If to the 2023 Credit Agreement Administrative Agent, a First Priority Representative, to the address below (or at such other address as shall be designated by it in a written notice to the Company):

Address for Notices for matters other than Foreign Currency Advances: 131 South Dearborn St., Floor 04
Chicago, IL, 60603-5506
Attention: Loan and Agency Servicing Email: jpm.agency.cri@jpmorgan.com
Agency Withholding Tax Inquiries:
Email: agency.tax.reporting@jpmorgan.com
Agency Compliance/Financials/Intralinks:
Email: covenant.compliance@jpmchase.com
Address for Notices for matters relating to Foreign Currency Advances: JPMorgan Chase Bank
25 Bank Street, Canary Wharf, London, E14 5JP U.K.
Attention: Alston Lobo and Mengkang Pan; Loan and Agency Telecopy: +44 (0) (207) 777-2360
Telephone: +44 (0) (207) 742-1000 (switchboard)
Email: loan_and_agency_london@jpmorgan.com
(k)If to the 2026 Notes Trustee, and Second Priority Representative, to the address below (or at such other address as shall be designated by it in a written notice to the Company):

U.S. Bank Trust Company, National Association 1350 Euclid Avenue, Suite 1100
Cleveland, Ohio 44115 CN-OH-RN11 Attention: David A. Schlabach
Email: david.schlabach@usbank.com

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(l)If to the 2026 Notes Collateral Agent, and Second Priority Representative, to the address below (or at such other address as shall be designated by it in a written notice to the Company):

GLAS Americas LLC
Address: 3 Second Street, Suite 206 Jersey City, NJ 07311
Attention: Transaction Management Telephone: +1 (201) 839 2181
Email: TMGUS@glas.agency; clientservices.americas@glas.agency

With a copy to (which copy shall be delivered as an accommodation and shall not be required to be delivered in satisfaction of any requirement hereof):

White & Case LLP
Address: 1221 Avenue of the Americas New York, NY 10020-1095
Attention: Rob Bennett and Viktor Braun
Email: rbennett@whitecase.com and viktor.braun@whitecase.com

(m)if to any Additional Second Priority Representative, to it at the address specified by it in the Additional Second Priority Representative Joinder Agreement delivered by it pursuant to Section 8.09.

Unless otherwise specifically provided herein, all notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt if delivered by hand or overnight courier service or sent by fax or on the date five Business Days after dispatch by certified or registered mail if mailed, in each case delivered, sent or mailed (properly addressed) to such party as provided in this Section 8.11 or in accordance with the latest unrevoked direction from such party given in accordance with this Section 8.11. As agreed to among Company, the First Priority Representative, the Second Priority Representative and the applicable holders of Secured Obligations from time to time, notices and other communications may also be delivered by e-mail to the email address of a representative of the applicable Person provided from time to time by such Person.

Section 8.12. Further Assurances. Each Representative, on behalf of itself and the Secured Parties for whom it is acting, agrees that it will take such further action and shall execute and deliver such additional documents and instruments (in recordable form, if requested) as the other parties hereto may reasonably request to effectuate the terms of, and the Lien priorities contemplated by, this Agreement.

Section 8.13.    Governing Law; Waiver of Jury Trial.

(a)This Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to principles of conflicts of laws.

(b)EACH OF PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE OTHER SECURED DEBT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 8.14. Binding on Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of each of the Representatives and the Secured Parties, and their respective successors and assigns, and nothing herein or in any Collateral Document is intended or shall be construed to give any

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other person any right, remedy or claim under, to or in respect of this Agreement, any Collateral Document, or the Shared Collateral. All obligations of the Grantors hereunder will inure to the sole and exclusive benefit of, and be enforceable by, the First Priority Representative or the Second Priority Representative, as applicable, and each present and future holder of Secured Obligations and all of their respective successors and assigns.

Section 8.15. Headings. Section, subsection and other headings used in this Agreement have been inserted for convenience of reference only, are not intended to be considered a part hereof and shall not modify or restrict any of the terms or provisions hereof.

Section 8.16. Counterparts. The parties may sign any number of copies of this Agreement, including in electronic .pdf format. Each signed copy shall be an original, but all of them together represent the same agreement. One signed copy is enough to prove this Agreement. This Agreement may be signed in counterparts (which may include counterparts delivered by any standard form of telecommunication or electronic mail), each of which shall be an original and all of which together shall constitute one and the same instrument.

Section 8.17. Electronic Signatures. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement or any document to be signed in connection with this Agreement shall be deemed to include electronic signatures, including without limitation, digital signature provided by DocuSign (or such other digital signature provider as specified in writing to the First Priority Representative by any other authorized representative), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature. The Company agrees to assume all risks arising out of the use of using digital signatures and electronic methods to submit communications to the First Priority Representative, including the risk of interception and misuse by third parties.

Section 8.18. Authorization. By its signature, each Person executing this Agreement on behalf of a party hereto represents and warrants to the other parties hereto that it is duly authorized to execute this Agreement. The First Priority Representative represents and warrants that its entry into this Agreement is authorized by the First Priority Facilities. The Second Priority Representative represents and warrants that this Agreement is binding upon the Second Priority Secured Parties.

Section 8.19. Third Party Beneficiaries; Provisions Solely to Define Relative Rights. The Lien priorities set forth in this Agreement and the rights and benefits hereunder in respect of such Lien priorities shall inure solely to the benefit of the First Priority Representative, the other First Priority Secured Parties, the Second Priority Representative, the other Second Priority Secured Parties and their respective permitted successors and assigns, and no other Person (including the Grantors, or any trustee, receiver, debtor in possession or bankruptcy estate in a bankruptcy or like proceeding) shall have or be entitled to assert such rights; provided that the Company and each Grantor may assert the benefits of Section 5.01(d), Section 5.03(c), Section 5.06, Section 8.03, Section 8.08, Section 8.10 and Section 8.19. Nothing in this Agreement is intended to or shall impair the obligation of any Grantor, which is absolute and unconditional, to pay the Secured Obligations as and when the same shall become due and payable in accordance with their terms.

Section 8.20. Effectiveness. This Agreement shall become effective when executed and delivered by the parties hereto.

Section 8.21. Representatives. It is understood and agreed that (a) each Superpriority Secured Parties Representative is entering into this Agreement not in its individual capacity but solely in its capacity as collateral agent under the Superpriority Credit Agreement, and all rights, protections, indemnities and benefits applicable to the Administrative Agent and the Collateral Agent (as defined therein) under the Superpriority Credit Agreement and any other First Priority Debt Document shall also apply to the

39

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Superpriority Secured Parties Representative hereunder, (b) each 2025 U.S. Notes Representative is entering into this Agreement not in its individual capacity but solely in its capacity as trustee and collateral agent under the 2025 U.S. Notes Indenture, and all rights, protections, indemnities and benefits applicable to the Trustee and Collateral Agent (as defined therein) under the 2025 U.S. Notes Indenture and any other First Priority Debt Document shall also apply to the 2025 U.S. Notes Representative hereunder, (c) each 2025 E.U. Notes Representative is entering into this Agreement not in its individual capacity but solely in its capacity as trustee and collateral agent under the 2025 E.U. Notes Indenture, and all rights, protections, indemnities and benefits applicable to the Trustee and the Collateral Agent (as defined therein) under the 2025 E.U. Notes Indentures and any other First Priority Debt Document shall also apply to the 2025 E.U. Notes Representative hereunder, (d) each 2025 Credit Agreement Representative is entering into this Agreement not in its individual capacity but solely in its capacity as administrative agent and collateral agent under the 2025 Credit Agreement, and all rights, protections, indemnities and benefits applicable to the Administrative Agent and Collateral Agreement (as defined therein) under the 2025 Credit Agreement and any other First Priority Debt Document shall also apply to the 2025 Credit Agreement Representative hereunder, (e) the 2023 Credit Agreement Representative is entering into this Agreement in its capacity as administrative agent and collateral agent under the 2023 Credit Agreement, and all rights, protections, indemnities and benefits applicable to the Administrative Agent and Collateral Agent (as defined therein) under the 2023 Credit Agreement shall also apply to the 2023 Credit Agreement Representative hereunder,
(f) each Second Priority Representative is entering into this Agreement not in its individual capacity but solely in its capacity as trustee and collateral agent under the 2026 Notes Indenture, and all rights, protections, indemnities and benefits applicable to the Trustee and the Collateral Agent (as defined therein) in the 2026 Notes Indenture and any other Second Priority Debt Document shall also apply to the Second Priority Representative hereunder and (g) any Additional Second Priority Representative party hereto is entering into this Agreement in its capacity as trustee or agent for the secured parties referenced in the applicable Additional Second Priority Debt Document and the corresponding exculpatory and liability- limiting provisions of such agreement applicable to such Representative thereunder shall also apply to such Representative hereunder.

Section 8.22. Survival of Agreement. All covenants, agreements, representations and warranties made by any party in this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement.

Section 8.23. Termination. Upon the Discharge of the 2023 Credit Agreement Obligations, this Agreement (including all provisions, consents and agreements herein) shall automatically terminate without notice to or action by any party hereto or any other Person, and shall cease to be in any force or effect in any and all respects.

Section 8.24. Successors. For the avoidance of doubt, any successor administrative agent, collateral agent or trustee appointed under any Series of Secured Obligations may replace the applicable Authorized Representative hereunder with respect to such series of Secured Obligations by executing a counterpart signature page hereto and delivering such signature page to each party hereto.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

GLAS USA LLC, as Superpriority Credit Agreement Administrative Agent, and as a First Priority Representative
By:
Name:
Title:

[Signature Page to Non-Released Multi Lien Intercreditor Agreement]

GLAS AMERICAS LLC, as Superpriority Credit Agreement Collateral Agent, and as a First Priority Representative
By:
Name:
Title:

[Signature Page to Non-Released Multi Lien Intercreditor Agreement]

U.S. Bank Trust Company, National Association, as 2025 U.S. Notes Trustee, and as a First Priority Representative
By:
Name:
Title:

[Signature Page to Non-Released Multi Lien Intercreditor Agreement]

GLAS AMERICAS LLC, as 2025 U.S. Notes Collateral Agent, and as a First Priority Representative
By:
Name:
Title:

[Signature Page to Non-Released Multi Lien Intercreditor Agreement]

U.S. Bank Trust Company, National Association, as 2025 E.U. Notes Trustee, and as a First Priority Representative
By:
Name:
Title:

[Signature Page to Non-Released Multi Lien Intercreditor Agreement]

GLAS AMERICAS LLC, as 2025 E.U. Notes Collateral Agent, and as a First Priority Representative
By:
Name:
Title:

[Signature Page to Non-Released Multi Lien Intercreditor Agreement]

JPMorgan Chase Bank, N.A., as 2025 Credit Agreement Administrative Agent, and as a First Priority Representative
By:
Name:
Title:

[Signature Page to Non-Released Multi Lien Intercreditor Agreement]

GLAS AMERICAS LLC, as 2025 Credit Agreement Collateral Agent, and as a First Priority Representative
By:
Name:
Title:

[Signature Page to Non-Released Multi Lien Intercreditor Agreement]

JPMorgan Chase Bank, N.A., as 2023 Credit Agreement Administrative Agent, and as a First Priority Representative
By:
Name:
Title:

[Signature Page to Non-Released Multi Lien Intercreditor Agreement]

U.S. Bank Trust Company, National Association, as 2026 Notes Trustee, and as a Second Priority Representative
By:
Name:
Title:

[Signature Page to Non-Released Multi Lien Intercreditor Agreement]

GLAS AMERICAS LLC, as 2026 Notes Collateral Agent, and as Second Priority Representative
By:
Name:
Title:

[Signature Page to Non-Released Multi Lien Intercreditor Agreement]

Diebold Nixdorf, Incorporated
By:
Name:
Title:

Diebold Global Finance Corporation
By:
Name:
Title:

Diebold Holding Company, LLC
By:
Name:
Title:

Diebold SST Holding Company, LLC
By:
Name:
Title:

Diebold Self Service Systems
By:
Name:
Title:

Griffin Technology Incorporated
By:
Name:
Title:

[Signature Page to Non-Released Multi Lien Intercreditor Agreement]

EXHIBIT A

[FORM OF] GRANTOR JOINDER AGREEMENT NO. [ ], dated as of [ ], 20[ ] (this “Grantor
Joinder Agreement”), to the NON-RELEASED MULTI LIEN INTERCREDITOR AGREEMENT dated as of December 29, 2022, by and among GLAS USA LLC, as administrative agent under the Superpriority Credit Agreement (in such capacity and together with its successors in such capacity, the “Superpriority Credit Agreement Administrative Agent”), GLAS Americas LLC, as collateral agent under the Superpriority Credit Agreement (in such capacity and together with its successors in such capacity, the “Superpriority Credit Agreement Collateral Agent”), U.S. Bank Trust Company, National Association, as trustee under the 2025 U.S. Notes Indenture (in such capacity and together with its successors in such capacity, the “2025 U.S. Notes Trustee”), GLAS Americas LLC, as collateral agent under the 2025 U.S. Notes Indenture (in such capacity and together with its successors in such capacity, the “2025 U.S. Notes Collateral Agent”), U.S. Bank Trust Company, National Association, as trustee under the 2025 E.U. Notes Indenture (in such capacity and together with its successors in such capacity, the “2025 E.U. Notes Trustee”), GLAS Americas LLC, as collateral agent under the 2025 E.U. Notes Indenture (in such capacity and together with its successors in such capacity, the “2025 E.U. Notes Collateral Agent”), JPMorgan Chase Bank, N.A., as administrative agent under the 2025 Credit Agreement (in such capacity and together with its successors in such capacity, the “2025 Credit Agreement Administrative Agent”), GLAS Americas LLC, as collateral agent under the 2025 Credit Agreement (in such capacity and together with its successors in such capacity, the “2025 Credit Agreement Collateral Agent”), JPMorgan Chase Bank, N.A., as administrative agent under the 2023 Credit Agreement (in such capacity and together with its successors in such capacity, the “2023 Credit Agreement Administrative Agent”), U.S. Bank Trust Company, National Association, as trustee under the 2026 Notes Indenture (in such capacity and together with its successors in such capacity, the “2026 Notes Trustee”), GLAS Americas LLC, as collateral agent under the 2026 Notes Indenture (in such capacity and together with its successors in such capacity, the “2026 Notes Collateral Agent”) and any Additional Second Priority Representative that from time to time becomes a party hereto pursuant to Section 8.09, and acknowledged by Diebold Nixdorf, Incorporated, an Ohio corporation (or any successor thereof, the “Company”) and the other Grantors party hereto.

A.Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Non-Released Multi Lien Intercreditor Agreement.

B.The Grantors have entered into the Non-Released Multi Lien Intercreditor Agreement. Pursuant to certain First Priority Debt Documents, certain Second Priority Debt Documents, certain newly acquired or organized Subsidiaries of the Company are required to enter into the Non-Released Multi Lien Intercreditor Agreement. Section 8.07 of the Non-Released Multi Lien Intercreditor Agreement provides that such Subsidiaries may become party to the Non-Released Multi Lien Intercreditor Agreement by execution and delivery of an instrument in the form of this Grantor Joinder Agreement. The undersigned Subsidiary (the “New Grantor”) is executing this Grantor Joinder Agreement in accordance with the requirements of the First Priority Debt Documents and the Second Priority Debt Documents.

Accordingly, the First Priority Representative and the New Grantor agree as follows:

SECTION 1. In accordance with Section 8.07 of the Non-Released Multi Lien Intercreditor Agreement, the New Grantor by its signature below acknowledges the Non-Released Multi Lien Intercreditor Agreement with the same force and effect as if originally named on the signature pages thereto as a Grantor. Each reference to a “Grantor” in the Non-Released Multi Lien Intercreditor Agreement shall be deemed to include the New Grantor. The Non-Released Multi Lien Intercreditor Agreement is hereby incorporated herein by reference.

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SECTION 2. The New Grantor represents and warrants to the First Priority Representative and the other Secured Parties that this Grantor Joinder Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws affecting creditors’ rights generally and by general principles of equity.

SECTION 3. This Grantor Joinder Agreement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Grantor Joinder Agreement shall become effective when the First Priority Representative shall have received a counterpart of this Grantor Joinder Agreement that bears the signature of the New Grantor. Delivery of an executed signature page to this Grantor Joinder Agreement by facsimile transmission or other electronic method shall be as effective as delivery of a manually signed counterpart of this Grantor Joinder Agreement.

SECTION 4. Except as expressly supplemented hereby, the Non-Released Multi Lien Intercreditor Agreement shall remain in full force and effect.

SECTION 5. This Grantor Joinder Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to principles of conflicts of laws.

SECTION 6. In case any provision contained in this Grantor Joinder Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any term or provision hereof invalid or unenforceable in any respect.

SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 8.10(c) of the Non-Released Multi Lien Intercreditor Agreement. All communications and notices hereunder to the New Grantor shall be given to it in care of the Company as specified in the Non-Released Multi Lien Intercreditor Agreement.

SECTION 8. The Company or the New Grantor shall reimburse the First Priority Representative for its reasonable out-of-pocket expenses in connection with this Grantor Joinder Agreement, including the reasonable fees, other charges and disbursements of counsel for the First Priority Representative.

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IN WITNESS WHEREOF, the New Grantor and the First Priority Representative have duly executed this Grantor Joinder Agreement acknowledging the Non-Released Multi Lien Intercreditor Agreement as of the day and year first above written.

[NAME OF NEW GRANTOR]
By:
Name:
Title:

Acknowledged by:

[ ], as First Priority Representative
By:
Name:
Title:

[ ], as Second Priority Representative
By:
Name:
Title:

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EXHIBIT B

[FORM    OF]    ADDITIONAL    SECOND    PRIORITY    REPRESENTATIVE    JOINDER
AGREEMENT NO. [ ], dated as of December 29, 2022, by and among GLAS USA LLC, as administrative agent under the Superpriority Credit Agreement (in such capacity and together with its successors in such capacity, the “Superpriority Credit Agreement Administrative Agent”), GLAS Americas LLC, as collateral agent under the Superpriority Credit Agreement (in such capacity and together with its successors in such capacity, the “Superpriority Credit Agreement Collateral Agent”), U.S. Bank Trust Company, National Association, as trustee under the 2025 U.S. Notes Indenture (in such capacity and together with its successors in such capacity, the “2025 U.S. Notes Trustee”), GLAS Americas LLC, as collateral agent under the 2025 U.S. Notes Indenture (in such capacity and together with its successors in such capacity, the “2025 U.S. Notes Collateral Agent”), U.S. Bank Trust Company, National Association, as trustee under the 2025 E.U. Notes Indenture (in such capacity and together with its successors in such capacity, the “2025 E.U. Notes Trustee”), GLAS Americas LLC, as collateral agent under the 2025 E.U. Notes Indenture (in such capacity and together with its successors in such capacity, the “2025 E.U. Notes Collateral Agent”), JPMorgan Chase Bank, N.A. as administrative agent under the 2025 Credit Agreement (in such capacity and together with its successors in such capacity, the “2025 Credit Agreement Administrative Agent”), GLAS Americas LLC, as collateral agent under the 2025 Credit Agreement (in such capacity and together with its successors in such capacity, the “2025 Credit Agreement Collateral Agent”), JPMorgan Chase Bank, N.A., as administrative agent under the 2023 Credit Agreement (in such capacity and together with its successors in such capacity, the “2023 Credit Agreement Administrative Agent”), U.S. Bank Trust Company, National Association, as trustee under the 2026 Notes Indenture (in such capacity and together with its successors in such capacity, the “2026 Notes Trustee”), GLAS Americas LLC, as collateral agent under the 2026 Notes Indenture (in such capacity and together with its successors in such capacity, the “2026 Notes Collateral Agent”) and any Additional Second Priority Representative that from time to time becomes a party hereto pursuant to Section 8.09, and acknowledged by Diebold Nixdorf, Incorporated, an Ohio corporation (or any successor thereof, the “Company”) and the other Grantors party hereto.

A.Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Non-Released Multi Lien Intercreditor Agreement.

B.As a condition to the ability of the Company or any other Grantor to incur Additional Second Priority Obligations and to secure such Additional Second Priority Obligations with the Second Priority Lien and to have such Additional Second Priority Obligations guaranteed by the Grantors on a second priority, lien subordinated basis, in each case, under and pursuant to the Second Priority Collateral Documents, the Additional Second Priority Representative is required to become a Representative under, and the Additional Second Priority Obligations and the Additional Second Priority Secured Parties are required to become subject to and bound by, the Non-Released Multi Lien Intercreditor Agreement as an Additional Second Priority Representative, Additional Second Priority Obligations and Additional Second Priority Secured Parties. Section 8.09 of the Non-Released Multi Lien Intercreditor Agreement provides that such Additional Second Priority Representative may become a Representative under, and such Additional Second Priority Obligations and such Additional Second Priority Secured Parties may become subject to and bound by, the Non-Released Multi Lien Intercreditor Agreement, pursuant to the execution and delivery by the Additional Second Priority Representative of an instrument in the form of this Additional Second Priority Representative Joinder Agreement and the satisfaction of the other conditions set forth in Section 8.09 of the Non-Released Multi Lien Intercreditor Agreement. The undersigned Additional Second Priority Representative (the “New Representative”) is executing this Additional Priority Representative Joinder Agreement in accordance with the requirements of the First Priority Debt Documents and the Second Priority Debt Documents.

Accordingly, the First Priority Representative and the New Representative agree as follows: B-1

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SECTION 1. In accordance with Section 8.09 of the Non-Released Multi Lien Intercreditor Agreement, the New Representative (acting as trustee under [DESCRIBE ADDITIONAL SECOND PRIORITY FACILITY]), by its signature below becomes a Representative under, and the Additional Second Priority Obligations and Additional Second Priority Secured Parties become subject to and bound by, the Non-Released Multi Lien Intercreditor Agreement with the same force and effect as if the New Representative had originally been named therein as a Representative, and the New Representative, on behalf of itself and the other Additional Second Priority Secured Parties, hereby agrees to all the terms and provisions of the Non-Released Multi Lien Intercreditor Agreement applicable to it as an Additional Second Priority Representative and Second Priority Representative and to the other Additional Second Priority Secured Parties and Second Priority Secured Parties. Each reference to a “Representative”, “Additional Second Priority Representative” or “Second Priority Representative” in the Non-Released Multi Lien Intercreditor Agreement shall be deemed to include the New Representative. The Non-Released Multi Lien Intercreditor Agreement is hereby incorporated herein by reference.

SECTION 2. This Additional Second Priority Representative Joinder Agreement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Additional Priority Representative Joinder Agreement shall become effective when the First Priority Representative shall have received a counterpart of this Second Priority Representative Joinder Agreement that bears the signature of the New Representative. Delivery of an executed signature page to this Additional Second Priority Representative Joinder Agreement by facsimile transmission or other electronic method shall be effective as delivery of a manually signed counterpart of this Additional Second Priority Representative Joinder Agreement.

SECTION 3. Except as expressly supplemented hereby, the Non-Released Multi Lien Intercreditor Agreement shall remain in full force and effect.

SECTION 4. This Additional Second Priority Representative Joinder Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to principles of conflicts of laws.

SECTION 5. In case any provision contained in this Additional Second Priority Representative Joinder Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any term or provision hereof invalid or unenforceable in any respect.

SECTION 6. All communications and notices hereunder shall be in writing and given as provided in Section 8.11 of the Non-Released Multi Lien Intercreditor Agreement. All communications and notices hereunder to the New Representative shall be given to it at the address set forth below its signature hereto.

SECTION 7. The Company agrees to reimburse the First Priority Representative for its reasonable out-of-pocket expenses in connection with this Additional Second Priority Representative Joinder Agreement, including the reasonable fees, other charges and disbursements of counsel for the First Priority Representative.

B-2

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IN WITNESS WHEREOF, the New Representative and the First Priority Representative have duly executed this Additional Second Priority Representative Joinder Agreement to the Non-Released Multi Lien Intercreditor Agreement as of the day and year first above written.

[NAME OF NEW REPRESENTATIVE], as New Representative
By:
Name:
Title:

Address for notices:
Attn:
Tel:
Fax:
Email:

[ ], as First Priority Representative
By:
Name:
Title:

B-3

#96358272v26

Acknowledged by:

[ ],
By:
Name:
Title:

[ ],
By:
Name:
Title:

THE GRANTORS LISTED ON SCHEDULE I HERETO
By:
Name:
Title:

B-4

#96358272v26

Schedule I to the Additional Second Priority Representative Joinder Agreement to the Non-Released Multi Lien Intercreditor Agreement

Grantors

[    ]

B-5

#96358272v26

EXHIBIT I

FORMS OF RELEASE DOCUMENTATION

#96335426v19

JPMORGAN CHASE BANK, N.A.
10 South Dearborn, Floor L2 Chicago, IL, 60603-2300

December 29, 2022

DIEBOLD NIXDORF, INCORPORATED
5995 Mayfair Road
North Canton, Ohio 44720-1507

Ladies and Gentlemen:

Reference is made to (i) that certain Credit Agreement, dated as of November 23, 2015 (as amended by that certain Replacement Facilities Effective Date Amendment, dated as of December 23, 2015, Second Amendment, dated as of May 6, 2016, Third Amendment, dated as of August 16, 2016, Fourth Amendment, dated as of February 14, 2017, Incremental Amendment, dated as of May 9, 2017, Fifth Amendment, dated as of April 17, 2018, Sixth Amendment and Incremental Amendment, dated as of August 30, 2018, Seventh Amendment, dated as of August 7, 2019, Eighth Amendment, dated as of February 27, 2020, Ninth Amendment, dated as of July 20, 2020, Tenth Amendment, dated as of November 6, 2020, Eleventh Amendment, dated as of March 11, 2022, Limited Waiver related thereto, dated as of October 31, 2022, Twelfth Amendment, dated as of the date hereof (the “Amendment”), and as further amended, modified or supplemented to the date hereof, the “Credit Agreement”), among Diebold Nixdorf, Incorporated, an Ohio corporation (the “Company”), JPMorgan Chase Bank, N.A. a national banking association, as administrative agent (in such capacity, the “Administrative Agent”), the Subsidiary Borrowers party thereto and the Lenders party thereto and (ii) the Amendment by and among the Company, the Subsidiary Borrowers party thereto, the Lenders party thereto and the Administrative Agent. Except as otherwise defined herein, all capitalized terms used in this letter (this “Letter Agreement”) and defined in the Credit Agreement or the Amendment shall be used herein as therein defined.

Pursuant to the Amendment, Consenting Lenders constituting Required Lenders irrevocably authorized and directed the Administrative Agent to enter into this Letter Agreement. The Administrative Agent, on behalf of itself and the other Secured Parties, without recourse or warranty, express or implied, by the Administrative Agent, hereby agrees that, effective upon the Twelfth Amendment Effective Date, all Liens held by the Administrative Agent on (i) all ABL Priority Collateral, (ii) all Intellectual Property Collateral (as defined in the Security Agreement), (iii) that certain intercompany claim owed by Diebold Nixdorf Holding Germany GmbH to the Company (the amount of which, as of the Twelfth Amendment Effective Date, is approximately €656,000,000) and (iv) any assets of Diebold Nixdorf Global Holdings B.V. or any other Foreign Loan Party, in each case, arising under the Credit Agreement or any other Loan Document shall be terminated, irrevocably released and of no further force or effect, automatically and without the need for any further action. It is understood that this Letter Agreement does not release or otherwise affect any Lien granted to or held by us other than as expressly set forth herein.

The Administrative Agent has executed or will execute each of the release documents attached hereto as Exhibit A and (i) effective upon the Twelfth Amendment Effective Date, the Administrative Agent (or its designee) will file such documents in the appropriate registry and (ii) the Administrative Agent agrees, at the Company’s expense, to execute and deliver or otherwise file any additional documents as the Company shall reasonably request from time to time, in form and substance reasonably satisfactory to the Administrative Agent, to evidence such release. The execution and delivery of this

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Release and any other Release Documents or other actions pursuant hereto shall be without recourse to or warranty by the Administrative Agent.

THIS LETTER AGREEMENT AND ANY CLAIM OR CONTROVERSY RELATING TO THE SUBJECT MATTER HEREOF, WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE, SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

ANY LEGAL ACTION OR PROCEEDING ARISING UNDER THIS LETTER AGREEMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO WHETHER NOW EXISTING OR HEREAFTER ARISING, SHALL BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY (BOROUGH OF MANHATTAN) OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS LETTER AGREEMENT, EACH PARTY HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THOSE COURTS AND AGREES THAT IT WILL NOT COMMENCE OR SUPPORT ANY SUCH ACTION OR PROCEEDING IN ANOTHER JURISDICTION. EACH PARTY HERETO IRREVOCABLY WAIVES (TO THE EXTENT PERMITTED BY APPLICABLE LAW) ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS LETTER AGREEMENT.

EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS LETTER AGREEMENT (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER.

[remainder of page intentionally left blank]

2

#96451434v4

EXHIBIT A
Release Documents

[See attached.]

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Execution Version

RELEASE OF SECURITY INTEREST IN TRADEMARKS INTELLECTUAL PROPERTY

This RELEASE OF SECURITY INTEREST IN TRADEMARKS INTELLECTUAL
PROPERTY (this “Release”), dated as of December 29, 2022 (the “Effective Date”), is made by JPMorgan Chase Bank, N.A., in its capacity as administrative agent (the “Agent”), in favor of the grantor parties identified on the signature page hereto (the “Grantors”).

WHEREAS, pursuant to that certain Security Agreement, dated as of August 12, 2016, by and among the Agent, the Grantors and certain other parties thereto (as amended, amended and restated, or otherwise modified from time to time, the “Security Agreement”), the Grantors granted to the Agent, in its capacity as Agent, a security interest in and to certain collateral;

WHEREAS, pursuant to the Security Agreement, the Grantors executed and delivered a
Trademark Security Agreement, dated as of August 12, 2016 (the “Trademark Security Agreement”), for recordal with the United States Patent and Trademark Office;

WHEREAS, the Trademark Security Agreement was recorded with the United States Patent and Trademark Office on August 17, 2016 at Reel/Frame 5858/0235;

WHEREAS, pursuant to the Security Agreement, the Grantors executed and delivered a
Trademark Security Agreement, dated as of October 24, 2018 (the “Supplemental Trademark Security Agreement”), for recordal with the United States Patent and Trademark Office;

WHEREAS, the Supplemental Trademark Security Agreement was recorded with the United States Patent and Trademark Office on October 25, 2018 at Reel/Frame 6512/0830;

WHEREAS, pursuant to the Security Agreement, the Grantors executed and delivered a Trademark Security Agreement, dated as of July 20, 2020 (the “Second Supplemental Trademark Security Agreement” and together with the Supplemental Trademark Security Agreement and Trademark Security Agreement, “Trademark Security Agreements”), for recordal with the United States Patent and Trademark Office; and

WHEREAS, the Second Supplemental Security Agreement was recorded with the United States Patent and Trademark Office on July 31, 2020 at Reel/Frame 7012/0305.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Agent hereby agrees as follows:

1.Defined Terms. All capitalized terms used, but not otherwise defined herein, shall have the respective meanings ascribed in or otherwise referenced in the Security Agreement or the Trademark Security Agreements, as applicable.

2.Release. The Agent, without representation or warranty of any kind, hereby releases, discharges, terminates and cancels all of its security interest in and to the Trademark Collateral, including the Trademarks set forth Schedule I attached hereto, all Goodwill associated with such Trademarks, and all Proceeds of any of the foregoing. If and to the extent that the Agent has acquired any right, title or interest in and to the Trademark Collateral under the Trademark Security Agreements, the Agent, without representation or warranty of any kind, hereby re-transfers, re-conveys and re-assigns such right, title or interest to the Grantors.

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3.Termination. The Agent, without representation or warranty of any kind, terminates and cancels the Trademark Security Agreements.

4.Further Assurances. The Agent agrees to take all further actions, and provide to the Grantors and their successors, assigns or other legal representatives, all such cooperation and assistance (including, without limitation, the execution and delivery of any and all documents or other instruments), reasonably requested by the Grantors, at the Grantors’ sole cost and expense, to more fully and effectively effectuate the purposes of this Release.

5.Governing Law. This Release shall be governed exclusively under the laws of the State of New York, without regard to conflicts of law or choice of law principles.

[Remainder of page left intentionally blank]

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[Schedule I omitted.]

RELEASE OF SECURITY INTEREST IN PATENTS INTELLECTUAL PROPERTY

This RELEASE OF SECURITY INTEREST IN PATENTS INTELLECTUAL PROPERTY (this
“Release”), dated as of December 29, 2022 (the “Effective Date”), is made by JPMorgan Chase Bank, N.A., in its capacity as administrative agent (the “Agent”), in favor of the grantor parties identified on the signature page hereto (the “Grantors”).

WHEREAS, pursuant to that certain Security Agreement, dated as of October 30, 2020, by and among the Agent, the Grantors and certain other parties thereto (as amended, amended and restated, or otherwise modified from time to time, the “Security Agreement”), the Grantors granted to the Agent, in its capacity as Agent, a security interest in and to certain collateral;

WHEREAS, pursuant to the Security Agreement, the Grantors executed and delivered a Patent Security Agreement, dated as of August 12, 2016 (the “Patent Security Agreement”), for recordal with the United States Patent and Trademark Office;

WHEREAS, the Patent Security Agreement was recorded with the United States Patent and Trademark Office on August 17, 2016 at Reel/Frame 39723/0548;

WHEREAS, pursuant to the Security Agreement, the Grantors executed and delivered a Patent Security Agreement, dated as of October 24, 2018 (the “Supplemental Patent Security Agreement”), for recordal with the United States Patent and Trademark Office;

WHEREAS, the Supplemental Patent Security Agreement was recorded with the United States Patent and Trademark Office on October 25, 2018 at Reel/Frame 47878/0974;

WHEREAS, pursuant to the Security Agreement, the Grantors executed and delivered a Patent Security Agreement, dated as of July 20, 2020 (the “Second Supplemental Patent Security Agreement” and together with the Supplemental Patent Security Agreement and Patent Security Agreement, “Patent Security Agreements”), for recordal with the United States Patent and Trademark Office; and

WHEREAS, the Second Supplemental Patent Security Agreement was recorded with the United States Patent and Trademark Office on July 21, 2020 at Reel/Frame 53268/0908.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Agent hereby agrees as follows:

1.Defined Terms. All capitalized terms used, but not otherwise defined herein, shall have the respective meanings ascribed in or otherwise referenced in the Security Agreement or the Patent Security Agreements, as applicable.

2.Release. The Agent, without representation or warranty of any kind, hereby releases, discharges, terminates and cancels all of its security interest in and to the Patent Collateral, including the Patents set forth Schedule I attached hereto and all Proceeds of any of the foregoing. If and to the extent that the Agent has acquired any right, title or interest in and to the Patent Collateral under the Patent Security Agreements, the Agent, without representation or warranty of any kind, hereby re-transfers, re- conveys and re-assigns such right, title or interest to the Grantors.

3.Termination. The Agent, without representation or warranty of any kind, terminates and cancels the Patent Security Agreements.

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4.Further Assurances. The Agent agrees to take all further actions, and provide to the Grantors and their successors, assigns or other legal representatives, all such cooperation and assistance (including, without limitation, the execution and delivery of any and all documents or other instruments), reasonably requested by the Grantors, at the Grantors’ sole cost and expense, to more fully and effectively effectuate the purposes of this Release.

5.Governing Law. This Release shall be governed exclusively under the laws of the State of New York, without regard to conflicts of law or choice of law principles.

[Remainder of page left intentionally blank]

#96452993v5

[Schedule I omitted.]

RELEASE OF SECURITY INTEREST IN COPYRIGHTS INTELLECTUAL PROPERTY

This RELEASE OF SECURITY INTEREST IN COPYRIGHTS INTELLECTUAL PROPERTY
(this “Release”), dated as of December 29, 2022 (the “Effective Date”), is made by JPMorgan Chase
Bank, N.A., in its capacity as administrative agent (the “Agent”), in favor of the grantor parties identified on the signature page hereto (the “Grantors”).

WHEREAS, pursuant to that certain Security Agreement, dated as of August 12, 2016, by and among the Agent, the Grantors and certain other parties thereto (as amended, amended and restated, or otherwise modified from time to time, the “Security Agreement”), the Grantors granted to the Agent, in its capacity as Agent, a security interest in and to certain collateral;

WHEREAS, pursuant to the Security Agreement, the Grantors executed and delivered a
Copyright Security Agreement, dated as of August 12, 2016 (the “Copyright Security Agreement”), for recordal with the United States Copyright Office;

WHEREAS the Copyright Security Agreement was recorded with the United States Copyright Office on August 18, 2016 at Volume/Document V9938/D608.

WHEREAS, pursuant to the Security Agreement, the Grantors executed and delivered a
Copyright Security Agreement, dated as of October 24, 2018 (the “Supplemental Copyright Security Agreement”, and together with the Copyright Security Agreement, “Copyright Security Agreements”), for recordal with the United States Copyright Office; and

WHEREAS the Supplemental Copyright Security Agreement was recorded with the United States Copyright Office on October 26, 2018 at Volume/Document V9963/D463.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Agent hereby agrees as follows:

1.Defined Terms. All capitalized terms used, but not otherwise defined herein, shall have the respective meanings ascribed in or otherwise referenced in the Security Agreement or the Copyright Security Agreements, as applicable.

2.Release. The Agent, without representation or warranty of any kind, hereby releases, discharges, terminates and cancels all of its security interest in and to the Copyright Collateral, including the copyright registrations and applications set forth Schedule I attached hereto and all Proceeds of any of the foregoing. If and to the extent that the Agent has acquired any right, title or interest in and to the Copyright Collateral under the Copyright Security Agreements, the Agent, without representation or warranty of any kind, hereby re-transfers, re-conveys and re-assigns such right, title or interest to the Grantors.

3.Termination. The Agent, without representation or warranty of any kind, terminates and cancels the Copyright Security Agreements.

4.Further Assurances. The Agent agrees to take all further actions, and provide to the Grantors and their successors, assigns or other legal representatives, all such cooperation and assistance (including, without limitation, the execution and delivery of any and all documents or other instruments), reasonably requested by the Grantors, at the Grantors’ sole cost and expense, to more fully and effectively effectuate the purposes of this Release.

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5.Governing Law. This Release shall be governed exclusively under the laws of the State of New York, without regard to conflicts of law or choice of law principles.

[Remainder of page left intentionally blank]

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[Schedule I omitted.]

Annex I-A

Form of Lender Consent (Dollar Term B Loans)

#96335426v19

LENDER CONSENT (DOLLAR TERM B LOANS)

Reference is made to (i) the proposed Twelfth Amendment (the “Amendment”), by and among Diebold Nixdorf, Incorporated, an Ohio corporation (the “Company”), the Subsidiary Borrowers party thereto, the Lenders Party thereto and JPMorgan Chase Bank, N.A. a national banking association, as administrative agent (in such capacity, the “Existing Administrative Agent”), (ii) the Offer Notice and Specified Exchange Offer (in each case, as defined in the Amendment) and (iii) the proposed credit agreement substantially in the form attached to the Offer Notice as Annex I (the “New Term Loan Credit Agreement”). Unless otherwise defined herein, terms defined in the Amendment and used herein shall have the meanings given to them in the Amendment.

The undersigned Lender, by delivering an executed signature page hereto, hereby elects to (i) consent and agree to the Amendment, (ii) participate in the Specified Exchange Offer and Exchange described in the Offer Notice and (iii) consent and agree and become a party to the New Term Loan Credit Agreement. The undersigned agrees:

(i)(a) that the Existing Administrative Agent is hereby authorized and directed to enter into the Amendment and any other documents or agreements related or giving effect to the Amendment, including the First Lien Pari Passu Intercreditor Agreement substantially in the form attached to the Amendment as Exhibit G, the Non-Released Multi Lien Intercreditor Agreement substantially in the form attached to the Amendment as Exhibit H and the release documentation set forth on Exhibit I to the Amendment, and to take such further actions as described in the Amendment and (b) to be a party to the Amendment as a Consenting Dollar Term B Loan Lender;

(ii)that it elects to participate in the Specified Exchange Offer and Exchange with respect to its Dollar Term B Loans as described in the Offer Notice; and

(iii)(a) that JPMorgan Chase Bank, N.A., as administrative agent for the New Term Loan Credit Agreement (the “New Term Loan Agent”) is hereby authorized and directed to enter into the New Term Loan Credit Agreement and any other documents or agreements to give effect to the New Term Loan Credit Agreement, including the Intercreditor Agreements (as defined in the New Term Loan Credit Agreement) and any other Loan Document (as defined in the New Term Loan Credit Agreement) and take such further actions as are described in the New Term Loan Credit Agreement and (b) to be a party to the New Term Loan Credit Agreement as a Dollar Term Lender (as defined in the New Term Loan Credit Agreement).

The undersigned Lender hereby agrees that its executed signature page hereto will (i) be appended to the Amendment and serve as its signature thereto for purposes of Section 8.2(a) of the Existing Credit Agreement, and (ii) be appended to the New Term Loan Credit Agreement and serve as its signature page thereto for all purposes under the New Term Loan Credit Agreement.

Each Consenting Dollar Term B Loan Lender, effective immediately after the Twelfth Amendment Effective Date, shall be deemed to have exchanged all (but not less than all) of the principal amount of Dollar Term B Loans held by it on the Twelfth Amendment Effective Date for the same principal amount of New Dollar Term Loans (as defined in the Offer Notice) plus the Transaction Premium and, immediately after the occurrence of the Twelfth Amendment Effective Date, the Dollar Term B Loans of each Consenting Dollar Term B Loan Lender shall be

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cancelled and deemed to be no longer outstanding. Each Consenting Dollar Term B Loan Lender consents to such exchange.

Notwithstanding anything to the contrary in Section 2.8 of the Existing Credit Agreement, the last day of the applicable Interest Period for all Dollar Term B Loans that are outstanding under the Existing Credit Agreement and held by any Consenting Dollar Term B Loan Lender shall be deemed to be the Twelfth Amendment Effective Date, and any accrued but unpaid interest on account of such Dollar Term B Loans shall be paid in full in cash on the Twelfth Amendment Effective Date. In addition, each Consenting Dollar Term B Loan Lender hereby waives its rights to compensation for any amounts owing pursuant to Section 3.3 of the Existing Credit Agreement.

Notwithstanding anything herein or in the Amendment to the contrary, the effectiveness of the Specified Exchange Offer and the Exchange shall be deemed to occur immediately subsequent to the effectiveness of the Amendment.

THIS LENDER CONSENT (DOLLAR TERM B LOANS) SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS LENDER CONSENT (DOLLAR TERM B LOANS) AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this this Consent (or any documents to which this Consent may be appended) shall be deemed to include an executed counterpart of a signature page of this Consent (or any documents to which this Consent may be appended) by telecopy or electronic mail message (an “Electronic Signature”), deliveries or the keeping of records in any electronic form (including deliveries by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper- based recordkeeping system, as the case may be; provided that nothing herein shall require any administrative agent to accept Electronic Signatures in any form or format without its prior written consent and pursuant to procedures approved by it; provided, further, without limiting the foregoing, (i) to the extent an administrative agent has agreed to accept any Electronic Signature, such administrative agent and each of the applicable Lenders shall be entitled to rely on such Electronic Signature purportedly given by or on behalf of a Borrower or any other Loan Party without further verification thereof and without any obligation to review the appearance or form of any such Electronic Signature and (ii) upon the request of an administrative agent or any applicable Lender, any Electronic Signature shall be promptly followed by a manually executed counterpart.

2

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[NAME OF CONSENTING DOLLAR TERM B LOAN LENDER]
By:
Name:
Title:

Annex I-B

Form of Lender Consent (Euro Term B Loans)

#96335426v19

LENDER CONSENT (EURO TERM B LOANS)

Reference is made to (i) the proposed Twelfth Amendment (the “Amendment”), by and among Diebold Nixdorf, Incorporated, an Ohio corporation (the “Company”), the Subsidiary Borrowers party thereto, the Lenders Party thereto and JPMorgan Chase Bank, N.A. a national banking association, as administrative agent (in such capacity, the “Existing Administrative Agent”), (ii) the Offer Notice and Specified Exchange Offer (in each case, as defined in the Amendment) and (iii) the proposed credit agreement substantially in the form attached to the Offer Notice as Annex I (the “New Term Loan Credit Agreement”). Unless otherwise defined herein, terms defined in the Amendment and used herein shall have the meanings given to them in the Amendment.

The undersigned Lender, by delivering an executed signature page hereto, hereby elects to (i) consent and agree to the Amendment, (ii) participate in the Specified Exchange Offer and Exchange described in the Offer Notice and (iii) consent and agree and become a party to the New Term Loan Credit Agreement. The undersigned agrees:

(i)(a) that the Existing Administrative Agent is hereby authorized and directed to enter into the Amendment and any other documents or agreements related or giving effect to the Amendment, including the First Lien Pari Passu Intercreditor Agreement substantially in the form attached to the Amendment as Exhibit G, the Non-Released Multi Lien Intercreditor Agreement substantially in the form attached to the Amendment as Exhibit H and the release documentation set forth on Exhibit I to the Amendment, and to take such further actions as described in the Amendment and (b) to be a party to the Amendment as a Consenting Euro Term B Loan Lender;

(ii)that it elects to participate in the Specified Exchange Offer and Exchange with respect to its Euro Term B Loans as described in the Offer Notice; and

(iii)(a) that JPMorgan Chase Bank, N.A., as administrative agent for the New Term Loan Credit Agreement (the “New Term Loan Agent”) is hereby authorized and directed to enter into the New Term Loan Credit Agreement and any other documents or agreements to give effect to the New Term Loan Credit Agreement, including the Intercreditor Agreements (as defined in the New Term Loan Credit Agreement) and any other Loan Document (as defined in the New Term Loan Credit Agreement) and take such further actions as are described in the New Term Loan Credit Agreement and (b) to be a party to the New Term Loan Credit Agreement as a Euro Term Lender (as defined in the New Term Loan Credit Agreement).

The undersigned Lender hereby agrees that its executed signature page hereto will (i) be appended to the Amendment and serve as its signature thereto for purposes of Section 8.2(a) of the Existing Credit Agreement, and (ii) be appended to the New Term Loan Credit Agreement and serve as its signature page thereto for all purposes under the New Term Loan Credit Agreement.

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Each Consenting Euro Term B Loan Lender, effective immediately after the Twelfth Amendment Effective Date, shall be deemed to have exchanged all (but not less than all) of the principal amount of Euro Term B Loans held by it on the Twelfth Amendment Effective Date for:1 the same principal amount of New Euro Term Loans (as defined in the Offer Notice) plus the Transaction Premium the same principal amount (subject to the exchange rate described in the Offer Notice) of New Dollar Term Loans (as defined in the Offer Notice) plus the Transaction Premium and, immediately after the occurrence of the Twelfth Amendment Effective Date, the Euro Term B Loans of each Consenting Euro Term B Loan Lender shall be cancelled and deemed to be no longer outstanding. Each Consenting Euro Term B Loan Lender consents to such exchange.

Notwithstanding anything to the contrary in Section 2.8 of the Existing Credit Agreement, the last day of the applicable Interest Period for all Euro Term B Loans that are outstanding under the Existing Credit Agreement and held by any Consenting Euro Term B Loan Lender shall be deemed to be the Twelfth Amendment Effective Date, and any accrued but unpaid interest on account of such Euro Term B Loans shall be paid in full in cash on the Twelfth Amendment Effective Date. In addition, each Consenting Euro Term B Loan Lender hereby waives its rights to compensation for any amounts owing pursuant to Section 3.3 of the Existing Credit Agreement.

Notwithstanding anything herein or in the Amendment to the contrary, the effectiveness of the Specified Exchange Offer and the Exchange shall be deemed to occur immediately subsequent to the effectiveness of the Amendment.

THIS LENDER CONSENT (EURO TERM B LOANS) SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS LENDER CONSENT (EURO TERM B LOANS) AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this this Consent (or any documents to which this Consent may be appended) shall be deemed to include an executed counterpart of a signature page of this Consent (or any documents to which this Consent may be appended) by telecopy or electronic mail message (an “Electronic Signature”), deliveries or the keeping of records in any electronic form (including deliveries by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-

1 Please indicate with an “x” only one of the following options.

2

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based recordkeeping system, as the case may be; provided that nothing herein shall require any administrative agent to accept Electronic Signatures in any form or format without its prior written consent and pursuant to procedures approved by it; provided, further, without limiting the foregoing, (i) to the extent an administrative agent has agreed to accept any Electronic Signature, such administrative agent and each of the applicable Lenders shall be entitled to rely on such Electronic Signature purportedly given by or on behalf of a Borrower or any other Loan Party without further verification thereof and without any obligation to review the appearance or form of any such Electronic Signature and (ii) upon the request of an administrative agent or any applicable Lender, any Electronic Signature shall be promptly followed by a manually executed counterpart.

3

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[NAME OF CONSENTING EURO TERM B LOAN LENDER]
By:
Name:
Title:

Annex II

Exchange Mechanics

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Exhibit I

EXCHANGE MECHANICS

Reference is made to (1) the Credit Agreement, dated as of November 23, 2015 (as amended by that certain Replacement Facilities Effective Date Amendment, dated as of December 23, 2015, Second Amendment, dated as of May 6, 2016, Third Amendment, dated as of August 16, 2016, Fourth Amendment, dated as of February 14, 2017, Incremental Amendment, dated as of May 9, 2017, Fifth Amendment, dated as of April 17, 2018, Sixth Amendment and Incremental Amendment, dated as of August 30, 2018, Seventh Amendment, dated as of August 7, 2019, Eighth Amendment, dated as of February 27, 2020, Ninth Amendment, dated as of July 20, 2020, Tenth Amendment, dated as of November 6, 2020, Eleventh Amendment, dated as of March 11, 2022, Limited Waiver related thereto, dated as of October 31, 2022, Twelfth Amendment, dated as December 29, 2022 (the “Amendment”) and as further amended, amended and restated, supplemented or otherwise modified through the Closing Date, the “Existing Credit Agreement”), by and among Diebold Nixdorf, Incorporated, an Ohio corporation (the “Company”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Existing Agent”), the Subsidiary Borrowers party thereto and the Lenders party thereto and (2) the Credit Agreement, dated as of December 29, 2022 (the “New Credit Agreement”), by and among the Company, the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “New Agent”) and GLAS Americas LLC, as collateral agent (the “Collateral Agent”). Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the New Credit Agreement.

Each of the Persons executing and delivering the New Credit Agreement, in each case as a Term Lender under the New Credit Agreement is, immediately prior to giving effect to the New Credit Agreement, a Term B Lender (under and as defined in the Existing Credit Agreement) (each such lender in relation to the Dollar denominated Term B Loans it holds, an “Existing Dollar Term B Lender” and collectively, the “Existing Dollar Term B Lenders” and each such lender in relation to the Euro denominated Term B Loans it holds, an “Existing Euro Term B Lender” and collectively, the “Existing Euro Term B Lenders”; the Existing Euro Term B Lenders and the Existing Dollar Term B Lenders are collectively referred to herein as the “Existing Lenders”) of record holding, as of the time immediately subsequent to the effectiveness of the Amendment (the “Exchange Effective Time”), term loans outstanding under the Existing Credit Agreement (such existing term loans under the Existing Credit Agreement, to the extent denominated in Dollars, the “Existing Dollar Term B Loans” and the amount thereof the “Existing Dollar Term B Amount” and such existing term loans under the Existing Credit Agreement, to the extent denominated in Euro, the “Existing Euro Term B Loans” and the amount thereof the “Existing Euro Term B Amount”; the Existing Euro Term B Loans and the Existing Dollar Term B Loans are collectively referred to herein as the “Existing Loans”; the Existing Euro Term B Amount and the Existing Dollar Term B Amount are collectively referred to herein as the “Existing Term Amount”) and agrees to the exchange and settlement of such Existing Term B Loans on the terms set forth in this Exhibit I (the “Exchange Mechanics”).

Pursuant to the New Credit Agreement, each Existing Lender will make new term loans under the New Credit Agreement (such new loans, the “New Term Loans”) to the Company in exchange for and in satisfaction of its Existing Loans. The Company hereby offers to each Existing Lender to exchange all (but not less than all) of the Existing Loans of an applicable currency held by such Existing Lender at the Exchange Effective Time for New Term Loans in an aggregate principal amount and in the same currency equal to the aggregate principal amount of the applicable Existing Loans so exchanged (provided that all (but not less than all) of an Existing

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Lender’s Existing Euro Term B Loans may be exchanged for either (x) the same principal amount of New Term Loans denominated in euros or (y) the equivalent principal amount (subject to the exchange rate described below) of New Term Loans denominated in dollars, with the exchange rate used for such conversion of the existing principal amount denominated in euros to the equivalent new principal amount denominated in dollars to be determined by reference to the WMR 4pm London Mid Spot Rate published by Refinitiv at 4:00 p.m. (London Time) on the date that is two Business Days prior to the date on which the Exchange Effective Time occurs as determined by the Existing Agent in its sole discretion (such rate of exchange, the “Spot Rate”)), which shall be governed by the New Credit Agreement and the related Loan Documents as defined therein, and each Existing Lender hereby agrees to accept such offer of exchange.

Upon satisfaction of the conditions precedent set forth in Section 4.1 of the New Credit Agreement (including the Company paying to the Existing Agent on the Closing Date in cash, for the account of each Existing Lender participating in the New Credit Agreement, all interest and other non-principal amounts then accrued but unpaid by the Company to such Existing Lender in respect of such Existing Lender’s Existing Loans at the Exchange Effective Time (and invoiced to the Company prior to the Exchange Effective Time)) and the funding (or deemed funding) of the New Term Loans by the applicable Existing Lender at the Exchange Effective Time, and notwithstanding anything to the contrary contained in the Existing Credit Agreement, (i) all of the Company’s obligations in respect of the Existing Loans of each Existing Lender shall be deemed to have been discharged and satisfied in full and (ii) each Existing Lender’s outstanding principal amount of term loans and term loan commitments under the Existing Credit Agreement (such advances, the “Existing Advances” and such commitments, the “Existing Commitments”) shall be reduced by the aggregate principal amount of the Existing Advances and Existing Commitments, respectively, that are exchanged for Term Loans and Term Commitments, respectively, under the New Credit Agreement (it being understood, for the avoidance of doubt, that the foregoing shall also apply to an exchange of an Existing Euro Term B Loan into a New Dollar Term B Loan at the Spot Rate). Upon the Existing Agent marking the Register (as defined in the Existing Credit Agreement) as contemplated below, (x) each Existing Lender shall become a “Lender”, a “Term Lender”, a “Dollar Term Lender” and/or “Euro Term Lender”, as applicable, pursuant to, and for all purposes under, the New Credit Agreement with respect to its New Term Loans and (y) all Existing Commitments shall be canceled, and the Term Commitments in respect of the New Term Loans, as applicable, shall be set forth on Schedule 1.1(a) to the New Credit Agreement. The Existing Agent’s determination and entry and completion of such Register shall be conclusive, in each case, absent clearly demonstrable error. For the avoidance of doubt, it is acknowledged and agreed between the Company and each Existing Lender that, notwithstanding anything to the contrary contained in the Existing Credit Agreement, each Existing Lender has agreed to accept, as satisfaction in full of its right to receive payment of the Existing Term Amount and all other amounts owing to such Existing Lender under or in respect of the Existing Credit Agreement, the right to receive for no additional consideration such New Term Loans in accordance herewith. Notwithstanding anything to the contrary, each Existing Lender agrees to waive its right to compensation for any amounts owing under Section 3.3 of the Existing Credit Agreement.

By executing and delivering the New Credit Agreement, each Existing Lender (a) represents and warrants that (i)(A) it has full power and authority, and has taken all action necessary, to execute and deliver the New Credit Agreement and to consummate the exchange and the other transactions contemplated hereby and thereby and to become a Lender under the New Credit Agreement in respect of its New Term Loans, and (B) neither its execution and delivery of the New Credit Agreement nor the consummation of the transactions contemplated hereby or thereby conflict with such Existing Lender’s organizational documents or fund

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documentation (including any applicable investment limitations) or material contractual obligations or with any applicable law or regulation, (ii) from and after the Exchange Effective Time, it shall be bound by the provisions of the New Credit Agreement as a Lender thereunder and shall have the obligations of Lender thereunder and (iii) it has received a copy of the New Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 6.1 of the Existing Credit Agreement, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into the New Credit Agreement and these Exchange Mechanics and to accept the New Term Loans, on the basis of which it has made such analysis and decision independently and without reliance on the Existing Agent, the New Agent, the Collateral Agent, any Related Party (as defined in the Existing Credit Agreement and the New Credit Agreement) of the foregoing, or any other Lender; and (b) agrees that (i) it will, independently and without reliance on the Existing Agent, the New Agent, the Collateral Agent, any Related Party (as defined in the Existing Credit Agreement and the New Credit Agreement) of the foregoing, or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents (as defined in the New Credit Agreement), (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender thereunder, and (iii) it hereby irrevocably appoints, designates and authorizes the New Agent and the Collateral Agent to take such action on its behalf under the provisions of the New Credit Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of the New Credit Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto, including, without limitation, pursuant to Article XI of the New Credit Agreement.

In order to evidence the exchange contemplated above, the Existing Lenders hereby authorize and direct the Existing Agent to, upon the occurrence of the Exchange Effective Time (and the payment in cash of all interest and other non-principal amounts then owing by the Company to such Existing Lender in respect of such Existing Lender’s Existing Loans at the Exchange Effective Time), mark the Register (as defined in the Existing Credit Agreement) to reflect that (i) the Existing Loans of each Existing Lender in the amount equal to such Existing Lender’s Existing Loans that are exchanged for New Term Loans are no longer outstanding, (ii) the Existing Commitments have been cancelled and (iii) take such other actions in connection herewith and to effectuate the transactions contemplated hereby as the Existing Agent shall reasonably determine. None of the Existing Agent, the New Agent, the Collateral Agent any Related Party (as defined in the Existing Credit Agreement and the New Credit Agreement) of the foregoing, nor any of their respective affiliates (each of the foregoing, an “Agent-Related Person”), shall be liable to any Existing Lender, any Lender, the Company or any of their respective affiliates, equity holders or debt holders for any losses, costs, damages or liabilities incurred, directly or indirectly, as a result of any Agent-Related Person, or their counsel or other representatives, taking any action pursuant to the Existing Credit Agreement, the New Credit Agreement or these Exchange Mechanics or executing the New Credit Agreement, except, in each case, to the extent arising from any Agent-Related Person's gross negligence or willful misconduct, as determined in a final non-appealable judgment of a court of competent jurisdiction. Each Existing Lender agrees to indemnify and hold harmless each Agent-Related Person in accordance with the Existing Credit Agreement and the New Credit Agreement, as applicable, and the Company confirms its obligations to the applicable parties in accordance with, and to the extent expressly set forth in, Section 10.6(b) of the Existing Credit Agreement and the New Credit Agreement, as applicable.

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As among the New Agent, each Existing Lender and the Company, it is understood and agreed that these Exchange Mechanics shall satisfy any requirement under the New Credit Agreement to effectuate the exchange of the New Term Loans as set forth herein.

THESE EXCHANGE MECHANICS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES IN CONNECTION WITH THE EXCHANGE MECHANICS AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THE EXCHANGE MECHANICS (INCLUDING, WITHOUT LIMITATION, ANY CLAIMS SOUNDING IN CONTRACT LAW OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

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Annex III

ARTICLE XI

THE AGENTS
11.1.Appointment. Each of the Lenders hereby irrevocably appoints the Administrative Agent as its agent and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof, together with such actions and powers as are reasonably incidental thereto.
11.2.[Reserved].
11.3.Limitation of Duties and Immunities. The Administrative Agent shall not have any duties or obligations except those expressly set forth herein. Without limiting the generality of the foregoing, (a) the Administrative Agent shall not be subject to any fiduciary or other implied duties or be held to be a trustee or fiduciary for any Secured Party, regardless of whether a Default or Unmatured Default has occurred and is continuing, (b) the Administrative Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby that the Administrative Agent are required to exercise in writing as directed by the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as required hereunder); provided that the Administrative Agent shall not be required to take any action that, in their opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or applicable law, including for the avoidance of doubt any action that may be in violation of the automatic stay under any Debtor Relief Law;, (c) except as expressly set forth herein, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Company or any of its Subsidiaries that is communicated to or obtained by the Administrative Agent or any of its Affiliates in any capacity, (d) the Administrative Agent reserves the right to conduct a Phase I environmental assessment prior to foreclosing on any real estate Collateral or mortgage Collateral, (e) the Administrative Agent reserves the right to forebear from foreclosing in its own name if to do so may expose it to undue risk, (f) in the event that, following a foreclosure in respect of any Collateral, the Administrative Agent acquires title to any portion of such Collateral or takes any managerial action of any kind in regard thereto in order to carry out any fiduciary or trust obligation for the benefit of another, which in the Administrative Agent’s sole discretion may cause the Administrative Agent to be considered an “owner or operator” under the provisions of CERCLA or otherwise cause the Administrative Agent to incur liability under CERCLA or any other Federal, state or local law, the Administrative Agent reserves the right, instead of taking such action, to either resign as Administrative Agent or arrange for the transfer of the title or control of the asset to a court appointed receiver, (g) the Administrative Agent shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to any Loan Party or any of its Affiliates that is communicated to or obtained by the Person serving as the Administrative Agent or any of its Affiliates in any capacity; and (h) the duties or obligations of the Administrative Agent shall be solely mechanical and administrative in nature. The Administrative Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 8.2.1) or in the absence of its own gross negligence or willful misconduct. The Administrative Agent shall each be deemed not to have knowledge of any Default or Unmatured Default unless and until written notice stating such notice is a notice of an Unmatured Default or Default thereof is given to the Administrative Agent by the Company or a Lender, and the Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement, (ii) the contents of any certificate, report or other document delivered hereunder or in connection herewith, (iii) the performance or observance of any of the covenants, agreements or other terms

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or conditions set forth herein, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in Article IV or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.
11.4.Reliance on Third Parties. The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person. The Administrative Agent also may rely upon any statement made in writing and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon. The Administrative Agent may consult with legal counsel (who may be counsel for the Company), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.
11.5.Sub-Agents. The Administrative Agent may perform any and all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers through their respective Related Parties. The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub- agent, and shall apply to its activities as Administrative Agent.
11.6.Successor Agent. The Administrative Agent may resign upon 30 days’ notice by notifying the Lenders and the Company. Upon any such notice of resignation, the Required Lenders shall have the right, with the Company’s consent, to appoint a successor from among the Lenders that is a bank with an office in New York, New York, or an Affiliate of any such bank. If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent reasonably acceptable to the Company which shall (unless an Event of Default shall have occurred and be continuing) be subject to approval by the Borrower. Upon the acceptance of its appointment the Administrative Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent. Whether or not a successor has been appointed such resignation shall become effective in accordance with the notice given by the Administrative Agent and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. The fees payable by the Company to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Company and such successor. After an Administrative Agent’s resignation hereunder, the provisions of this Article and Section 10.6 shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and its Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as Administrative Agent.
11.7.Independent Credit Decisions. Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender further represents that it is engaged in making, acquiring or holding commercial loans in the ordinary course of its business and each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any related agreement or any document furnished hereunder or thereunder. Each Lender acknowledges and agrees that the extensions of credit made hereunder are commercial loans and letters of credit and not investments in a business enterprise or securities.

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11.8.Arrangers. No Arranger shall any obligations or duties whatsoever in such capacity under this Agreement or any other Loan Document and shall incur no liability hereunder or thereunder in such capacity, but all such persons shall have the benefit of the indemnities provided for hereunder.
11.9.Permitted Release of Collateral and Guarantors.
(a)Automatic Release. If any Collateral is the subject of a Disposition (other than to another Loan Party) which is permitted under Section 6.14, the Liens in such Collateral granted under the Loan Documents shall automatically terminate with respect to such Collateral, and such Collateral will be disposed of free and clear of all such Liens.
(b)Written Release. The Administrative Agent is authorized to release of record, and shall release of record, any Liens encumbering any Collateral that is the subject of a Disposition described in clause (a) above upon an authorized officer of the Company certifying in writing to the Administrative Agent that the proposed Disposition of Collateral is not to a Loan Party and is permitted under Section 6.14. To the extent the Administrative Agent is required to execute any release documents in accordance with the immediately preceding sentence, the Administrative Agent shall do so promptly upon request of the Company without the consent or further agreement of any Secured Party. If the Disposition of Collateral is not permitted under or pursuant to the Loan Documents, the Liens encumbering the Collateral may only be released in accordance with the other provisions of this Section 11.9 or the provisions of Section 8.2.
(c)Other Authorized Release and Subordination. The Administrative Agent is irrevocably authorized by the Secured Parties, without any consent or further agreement of any Secured Party to: (i) subordinate the Liens granted to the Administrative Agent to secure the Obligations with respect to any Property which is permitted to be subject to a Lien permitted under this Agreement,
(ii) release the Administrative Agent’s Liens upon the termination in full of the Commitments and the repayment in full of all Obligations (other than contingent indemnity or reimbursement obligations for which no claim has been asserted) and (iii) release the Administrative Agent’s Liens upon any Collateral that becomes an Excluded Asset; provided, that if as of the date of the requested release under clause (i): (A) the Company is subject to a proceeding of the type described in Section 7.6 or 7.7, or (B) the Administrative Agent is applying the proceeds of Collateral in accordance with Section 2.10(b), then the Administrative Agent shall not release its Liens until termination in full of the Commitments and the repayment in full of all Obligations.
(d)Authorized Release of Guarantors. If the Administrative Agent shall have received a certificate of an Authorized Officer of the Company requesting the release of a Guarantor, certifying that the Administrative Agent is authorized to release such Guarantor because (x) the Capital Stock issued by such Guarantor have been disposed of to a Person other than a Loan Party in a transaction permitted by Section 6.14 (or with the consent of the Required Lenders pursuant to Section 8.2)) or (y) such Guarantor is no longer required to provide a guaranty pursuant to Section 2.18 (including, but not limited to, the release upon or after the Closing Date of any Guarantor that is an Excluded Subsidiary), then the Administrative Agent is irrevocably authorized by the Secured Parties, without any consent or further agreement of any Secured Party to release the Liens granted to the Administrative Agent to secure the Obligations in the assets of such Guarantor and release such Guarantor from all obligations under the Loan Documents. To the extent the Administrative Agent is required to execute any release documents in accordance with the immediately preceding sentence, the Administrative Agent shall do so promptly upon request of the Company without the consent or further agreement of any Secured Party.
(e)Intercreditor Arrangements.
(i)The Administrative Agent is authorized to enter into or amend any intercreditor or subordination agreement with respect to Indebtedness (including the Intercreditor Agreements)

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that is (a) required or permitted to be subordinated hereunder and/or (b) secured by Liens and which Indebtedness contemplates or would necessitate an intercreditor, subordination or collateral trust agreement (any such agreement, an “Additional Agreement”), and the Secured Parties acknowledge that the Additional Agreements are binding upon them. Each Secured Party (a) agrees that it will be bound by, and will not take any action contrary to, the provisions of any Additional Agreement and (b) hereby authorizes and instructs the Administrative Agent to enter into the Additional Agreements and to subject the Liens on the Collateral securing the Obligations to the provisions thereof.
(ii)The Administrative Agent is expressly instructed by each Lender to enter into the New ABL Intercreditor Agreement in its capacity as Existing Term Administrative Agent (as defined in the New ABL Intercreditor Agreement) and on behalf of each Lender.
11.10.Perfection by Possession and Control. The Administrative Agent hereby appoints each of the other Lenders to serve as bailee to perfect the Administrative Agent’s Liens in any Collateral (other than deposit, securities or commodity accounts) in the possession of any such other Lender and each Lender possessing any such Collateral agrees to so act as bailee for the Administrative Agent in accordance with the terms and provisions hereof.
11.11.Lender Affiliates Rights. By accepting the benefits of the Loan Documents, any Person (other than a party hereto) (a “non-Party Secured Party”) that is owed any Obligation is bound by the terms of the Loan Documents. But notwithstanding the foregoing: (a) neither the Administrative Agent, any Lender nor any Loan Party shall be obligated to deliver any notice or communication required to be delivered to any Lender under any Loan Documents to any non-Party Secured Party and (b) no non-Party Secured Party that is owed any Obligation shall be included in any voting determinations under the Loan Documents or entitled to consent to, reject, or participate in any manner in any amendment, waiver or other modification of any Loan Document. The Administrative Agent shall not have any liabilities, obligations or responsibilities of any kind whatsoever to any non-Party Secured Party who is owed any Obligation. The Administrative Agent shall deal solely and directly with the parties to the Loan Documents in connection with all matters relating to the Loan Documents. The Obligation owed to any non-Party Secured Party that is an Affiliate of a Lender (or a Person that was a Lender at the time of designation of any such obligation as an Obligation) shall be considered the Obligation of its related Lender for all purposes under the Loan Documents and such Lender shall be solely responsible to the other parties hereto for all the obligations of such Affiliate under any Loan Document.
11.12.[Reserved].
11.13.Actions in Concert. Notwithstanding anything contained in any of the Loan Documents, the Company, the Administrative Agent and each Lender hereby agree that (A) no Secured Party shall have any right individually to realize upon any of the Collateral under any Security Documents or to enforce the guarantee set forth in any Guaranty, it being understood and agreed that all powers, rights and remedies under any Guaranty and the Security Documents may be exercised solely by the Administrative Agent (acting at the direction of the Required Lenders) for the benefit of the Secured Parties in accordance with the terms thereof and (B) in the event of a foreclosure by the Administrative Agent (acting at the direction of the Required Lenders) on any of the Collateral pursuant to a public or private sale, the Administrative Agent or any Lender may be the purchaser of any or all of such Collateral at any such sale and the Administrative Agent, as agent for and representative of the Secured Parties (but not any Secured Party in its or their respective individual capacities unless the Required Lenders shall otherwise agree in writing), shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold in any such public sale, to use and apply any of the Obligations as a credit on account of the purchase price for any Collateral payable by the Administrative Agent at such sale.

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11.14.Additional Exculpatory Provisions.
(f)The Administrative Agent:
(i)shall not be liable for any action taken or not taken by it, in each case, in the absence of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction by final and non-appealable judgment. The Administrative Agent shall be deemed not to have knowledge of any Unmatured Default or Default unless and until notice describing such Unmatured Default or Default is given to the Administrative Agent in writing by the Company or a Lender;
(ii)shall not be responsible for or have any duty to ascertain or inquire into: (1) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (2) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (3) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Unmatured Default or Default; (4) the sufficiency, validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document (5) the creation, perfection or priority of any Lien on the Collateral or the existence, value or sufficiency of the Collateral or to ensure that any Liens granted to the Administrative Agent pursuant to this Agreement or any other Loan Document have been or will continue to be properly or sufficiently or lawfully created, perfected or enforced or are entitled to any particular priority, or (6) the satisfaction of any condition set forth in Article IV or elsewhere herein or any other Loan Document, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent. The Administrative Agent shall not have any responsibility, for or liability with respect to, monitoring compliance of any other party to the Loan Documents or any other document related hereto or thereto. The Administrative Agent shall not have any duty to monitor the value or rating of any Collateral on an ongoing basis.;
(iii)shall not be accountable for the use or application by any Person of disbursements properly made by the Administrative Agent in conformity with the provisions of the Loan Documents or of moneys received from the Loan Parties; or
(iv)shall not be required to take any action, perform any duties or responsibilities or exercise any rights, powers, authorities or discretions that, in its opinion or the opinion of its counsel, may lead it to expend its own funds or expose it to liability (financial or otherwise) or that is contrary to any Loan Document or applicable law (for the avoidance of doubt, the Administrative Agent may refrain from acting in accordance with any instructions of any Lender or group of Lenders until it has received any indemnification and/or security that it may in its discretion require (which may be greater in extent than that contained in the Loan Documents and which may include payment in advance) for any cost, loss or liability which it may incur in complying with those instructions).
(g)The Administrative Agent shall be entitled to request written instructions, or clarification of any instruction, from the Required Lenders (or, if the relevant Loan Document stipulates the matter is a decision for any other Lender or group of Lenders, from that Lender or group of Lenders) as to whether, and in what manner, it should exercise or refrain from exercising any right, power, authority or discretion and the Administrative Agent may refrain from acting unless and until it receives those written instructions or that clarification. In the absence of written instructions, the Administrative Agent may act (or refrain from acting) as it considers to be in the best interests of the Lenders. If in the administration of the Loan Documents the Administrative Agent shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Administrative Agent (unless other evidence shall be herein

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specifically prescribed) may, in the absence of bad faith on its part, conclusively rely upon instructions from the Required Lenders.
(h)In no event shall the Administrative Agent be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services.
(i)The Administrative Agent shall not be responsible for any unsuitability, inadequacy, expiration or unfitness of any security interest created hereunder or pursuant to any other security documents pertaining to this matter nor shall it be obligated to make any investigation into, and shall be entitled to assume, the adequacy and fitness of any security interest created hereunder or pursuant to any other security document pertaining to this matter.
(j)Beyond the exercise of reasonable care in the custody thereof, the Administrative Agent shall have no duty as to any Collateral in its possession or control or in the possession or control of any agent or bailee or any income thereon or as to preservation of rights against prior parties or any other rights pertaining thereto and the Administrative Agent shall not be responsible for filing any financing or continuation statements or recording any documents or instruments in any public office at any time or times or otherwise perfecting or maintaining the perfection of any security interest in the Collateral. The Administrative Agent shall be deemed to have exercised reasonable care in the custody of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords similar collateral and shall not be liable or responsible for any loss or diminution in the value of any of the Collateral, by reason of the act or omission of any carrier, forwarding agency or other agent or bailee.
(i)[Reserved].
11.15.Certain Acknowledgement of Lenders.
(k)Each Lender hereby agrees that (x) if the Administrative Agent notifies such Lender that the Administrative Agent has determined in its sole discretion that any funds received by such Lender from the Administrative Agent or any of its Affiliates (whether as a payment, prepayment or repayment of principal, interest, fees or otherwise; individually and collectively, a “Payment”) were erroneously transmitted to such Lender (whether or not known to such Lender), and demands the return of such Payment (or a portion thereof), such Lender shall promptly, but in no event later than one (1) Business Day thereafter, return to the Administrative Agent the amount of any such Payment (or portion thereof) as to which such a demand was made in same day funds, together with interest thereon in respect of each day from and including the date such Payment (or portion thereof) was received by such Lender to the date such amount is repaid to the Administrative Agent at the greater of the NYFRB Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect, and (y) to the extent permitted by applicable law, such Lender shall not assert, and hereby waives, as to the Administrative Agent, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Payments received, including without limitation any defense based on “discharge for value” or any similar doctrine. A notice of the Administrative Agent to any Lender under this Section 11.15 shall be conclusive, absent manifest error.
(l)Each Lender hereby further agrees that if it receives a Payment from the Administrative Agent or any of its Affiliates (x) that is in a different amount than, or on a different date from, that specified in a notice of payment sent by the Administrative Agent (or any of its Affiliates) with

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respect to such Payment (a “Payment Notice”) or (y) that was not preceded or accompanied by a Payment Notice, it shall be on notice, in each such case, that an error has been made with respect to such Payment. Each Lender agrees that, in each such case, or if it otherwise becomes aware a Payment (or portion thereof) may have been sent in error, such Lender shall promptly notify the Administrative Agent of such occurrence and, upon demand from the Administrative Agent, it shall promptly, but in no event later than one (1) Business Day thereafter, return to the Administrative Agent the amount of any such Payment (or portion thereof) as to which such a demand was made in same day funds, together with interest thereon in respect of each day from and including the date such Payment (or portion thereof) was received by such Lender to the date such amount is repaid to the Administrative Agent at the greater of the NYFRB Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect.
(m)The Company and each other Loan Party hereby agrees that (x) in the event an erroneous Payment (or portion thereof) are not recovered from any Lender that has received such Payment (or portion thereof) for any reason, the Administrative Agent shall be subrogated to all the rights of such Lender with respect to such amount and (y) an erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by the Company or any other Loan Party except, in each case, to the extent such erroneous Payment is, and solely with respect to the amount of such erroneous Payment that is, comprised of funds received by the Administrative Agent from the Company.
(n)Each party’s obligations under this Section 11.15 shall survive the resignation or replacement of the Administrative Agent or any transfer of rights or obligations by, or the replacement of, a Lender, the termination of the Commitments or the repayment, satisfaction or discharge of all Obligations under any Loan Document.
11.16.Right to Indemnity. Each Lender, in proportion to its Pro Rata Share, severally agrees to indemnify the Administrative Agent and each of its Affiliates, and each of the foregoing’s officers, partners, directors, trustees, employees, advisors, agents and sub-agents, to the extent that the Administrative Agent shall not have been reimbursed by any Loan Party (but without limiting such Loan Party’s reimbursement obligations hereunder), for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including fees and disbursements of financial and legal advisors) or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Administrative Agent or any of its Affiliates, or any of the foregoing’s officers, partners, directors, trustees, employees, advisors, agents or sub-agents, in exercising its powers, rights and remedies or performing its duties hereunder or under the other Loan Documents or otherwise in its capacity as the Administrative Agent in any way relating to or arising out of this Agreement or the other Loan Documents; provided no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Administrative Agent’s gross negligence or willful misconduct as determined in a final and non-appealable decision of a court of competent jurisdiction. If any indemnity furnished to the Administrative Agent for any purpose shall, in the opinion of the Administrative Agent, be insufficient or become impaired, the Administrative Agent may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished; provided in no event shall this sentence require any Lender to indemnify the Administrative Agent against any liability, obligation, loss, damage, penalty, action, judgment, suit, cost, expense or disbursement in excess of such Lender’s Pro Rata Share thereof; and provided further this sentence shall not be deemed to require any Lender to indemnify the Administrative Agent against any liability, obligation, loss, damage, penalty, action, judgment, suit, cost, expense or disbursement described in the proviso in the immediately preceding sentence. Without limiting the foregoing, each Lender agrees to reimburse the Administrative Agent promptly upon demand for its ratable share of any out-of-pocket expenses (including fees, expenses and disbursements of financial and legal advisors) incurred by the

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Administrative Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of its rights or responsibilities under, this Agreement or the other Loan Documents, to the extent that the Administrative Agent are not reimbursed for such expenses by the Company or another Loan Party. Amounts payable pursuant to this Section 11.16 shall be payable on demand.
11.17.Collateral and Intercreditor Matters.
(o)Notwithstanding anything to the contrary herein, it is understood and agreed that (i) prior to the termination in full of the Commitments (as defined in the Superpriority Credit Agreement and the 2025 Credit Agreement (each as defined in the Non-Released Multi Lien Intercreditor Agreement (as defined below)), respectively) and payment in full of all Obligations (as defined in the Superpriority Credit Agreement and the 2025 Credit Agreement, respectively) (in each case, other than in connection with a Permitted Refinancing (as defined in the Superpriority Credit Agreement and the 2025 Credit Agreement, respectively) of the Superpriority Credit Agreement or the 2025 Credit Agreement, as the case may be) and (ii) while the Existing USD Secured Notes and the Existing EUR Secured Notes (each as defined in the New ABL Intercreditor Agreement), in each case, remain outstanding, to the extent that the Superpriority Credit Agreement Collateral Agent, the 2025 Credit Agreement Collateral Agent, the 2025 U.S. Notes Collateral Agent and/or the 2025 E.U. Notes Collateral Agent (each as defined in the Non-Released Multi Lien Intercreditor Agreement), as applicable, is satisfied with or agrees to any deliveries or documents required to be provided in respect of any matters relating to the Collateral or makes any determination in respect of any matters relating to the Collateral (including, without limitation, extensions of time or waivers for the creation and perfection of security interests in, or the obtaining of title insurance, legal opinions or other deliverables with respect to, particular assets (including in connection with assets acquired, or Subsidiaries formed or acquired, after the Issue Date), the Administrative Agent shall be deemed to be satisfied with such deliveries and/or documents and the judgment of the Superpriority Credit Agreement Collateral Agent, the 2025 Credit Agreement Collateral Agent, the 2025 U.S. Notes Collateral Agent and/or the 2025 E.U. Notes Collateral Agent, as applicable, in respect of any such matters under the Superpriority Credit Agreement, the 2025 Credit Agreement, the 2025 U.S. Notes Indenture (as defined in the Non-Released Multi Lien Intercreditor Agreement) and/or the 2025 E.U. Notes Indenture (as defined in the Non-Released Multi Lien Intercreditor Agreement), as applicable, shall be deemed to be the judgment of the Administrative Agent (acting at the direction of the Required Lenders) in respect of such matters under this Agreement and the Security Documents.
(p)Notwithstanding anything herein to the contrary, (i) the liens and security interests granted to the Administrative Agent on the Shared Collateral (as defined in that certain Non- Released Multi Lien Intercreditor Agreement, dated as of the Twelfth Amendment Effective Date, by and among, inter alios, the 2025 Credit Agreement Collateral Agent, the Superpriority Credit Agreement Collateral Agent, the 2025 U.S. Notes Collateral Agent, the 2025 E.U Notes Collateral Agent and each additional agent from time to time party thereto, and acknowledged by the grantors from time to time party thereto (as may be amended, restated, supplemented or replaced, in whole or in part, from time to time, the “Non-Released Multi Lien Intercreditor Agreement”)) and the Common Collateral (as defined in the New ABL Intercreditor Agreement), respectively, are expressly subject and subordinate to the liens and security interests granted in favor of the First Priority Secured Parties (as defined in the Non- Released Multi Lien Intercreditor Agreement) and the Senior Secured Parties (as defined in the New ABL Intercreditor Agreement), respectively, and (ii) the exercise of any right or remedy by the Administrative Agent or any other party hereunder in respect of such Shared Collateral and/or such Common Collateral, as the case may be, is subject to the limitations and provisions of the Non-Released Multi Lien Intercreditor Agreement and/or the New ABL Intercreditor Agreement,

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as applicable. In the event of any conflict between the terms of the Non-Released Multi Lien Intercreditor Agreement and the terms of this Agreement, the terms of the Non-Released Multi Lien Intercreditor Agreement shall govern; provided that, notwithstanding the foregoing, in the event of any conflict between the provisions of this Agreement and the agreements in the New ABL Intercreditor Agreement among the holders of ABL Priority Obligations and Term Debt Obligations (each as defined in the New ABL Intercreditor Agreement), the provisions of the New ABL Intercreditor Agreement shall govern.
The agreements in this Article XI shall survive the termination of the Commitments or the repayment, satisfaction or discharge of all Obligations under any Loan Document.

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